[front cover]

                                                [Jefferson Pilot Financial logo]

Allegiance(R)                                                     Ensemble(R) II
--------------------------------------------------------------------------------
  Variable Annuity                             Variable Universal Life Insurance

                                                              Semi-Annual Report

Jefferson Pilot Variable Fund, Inc.               [photo of woman looking at graphic on computer]

Templeton Variable Products Series Fund           [photo of American flag over the Constitution]

Fidelity Variable Insurance Products Fund         [photo of man looking over reports]

Fidelity Variable Insurance Products Fund II      [photo of international coins]

MFS Variable Insurance Trust

Oppenheimer Variable Account Funds

                                                                   June 30, 1998

JEFFERSON PILOT VARIABLE FUND, INC.

                               FROM THE PRESIDENT

[PHOTO OF RONALD R. ANGARELLA]
Dear Policyholder:

     As owner of an Ensemble(R)II Variable Universal Life policy or an Allegiance or Alpha Variable Annuity* policy, you will be pleased to learn that we have good news on several fronts.

     During the first 6 months of 1998, investors continued to profit from strong advances in certain sectors of the U.S. and European equity markets. The S&P 500 index posted a gain of 17.71% for the period while the MSCI EAFE index (comprising the common stock of about 1600 European, Australian, Asian and Far Eastern publicly traded companies) increased 15.10%. The JPVF Capital Growth Portfolio and the new JPVF International Equity Portfolio surpassed these indexes with returns of 25.03% and 16.04% respectively for the six months ended June 30, 1998.

     More positive news this spring was Standard & Poor's upgrade of the financial strength rating of Jefferson Pilot Financial Insurance Company (formerly Chubb Life Insurance Company of America), issuer of Ensemble(R)II, to "AAA". Concurrently, S&P reaffirmed the "AAA" rating of Alexander Hamilton Life Insurance Company, issuer of Allegiance. Jefferson Pilot Life Insurance Company, issuer of Alpha, also had its "AAA" rating reaffirmed. So regardless of which variable product you own, you can be confident in the ability of the issuing company to meet its financial obligations to you.

     By approval of its shareholders, our Gold Stock Portfolio became Global Hard Assets Portfolio on May 1, 1998. This fund offers a unique opportunity to diversify portfolios by investing in multiple asset classes (precious metals, oil and gas, forest products and real estate) whose returns have historically had a very low correlation to the S&P 500. In essence, the fund maintains the hedging qualities of its predecessor without being dependent on a single asset class. At present, the Global Hard Assets Portfolio, which is sub-advised by Van Eck Associates, is available only to Ensemble(R)II policyholders.

     Enclosed with this report is a brief survey which I urge you to complete and return. As you know, we are required to send you a new variable product prospectus at least once per year. We are exploring strategies to provide this document to you in the most convenient form, including an electronic version on diskette or CD-ROM. Please let us know your preferences so that we can make decisions benefiting the widest audience possible.

     Thank you for your continuing support of our Ensemble(R)II Variable Universal Life and Allegiance and Alpha Variable Annuities.

Sincerely,


/s/ Ronald R. Angarella
-----------------------
Ronald R. Angarella
President, Jefferson Pilot Variable Fund, Inc.

*JPVF investment options available to Alpha Variable Annuity policyholders are the Capital Growth Portfolio and the Emerging Growth Portfolio.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
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                                      INDEX

                                                          Page
  Portfolio Profiles

         International Equity Portfolio                     5

         World Growth Stock Portfolio                      11

         Global Hard Assets Portfolio                      21

         Emerging Growth Portfolio                         27

         Capital Growth Portfolio                          35

         Growth Portfolio                                  41

         Domestic Growth Stock Portfolio                   49

         Growth and Income Portfolio                       55

         Balanced Portfolio                                63

         High Yield Bond Portfolio                         71

         Money Market Portfolio                            81

  Financial Statements                                     86

  Notes to Financial Statements                            95

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO

               "We are keeping a keen eye on the developments in Japan and the rest of Asia and we will increase our exposure to those markets when we feel the time is right."

                                 --Ronnie Armist, Portfolio Manager--

-------------------------------------------------------------------------------
                                 INCEPTION DATE
                                 January 1, 1998
             ------------------------------------------------------
                                  FUND MANAGER
                      Lombard Odier International Portfolio
                               Management Limited
             ------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                  To achieve long-term capital appreciation by
               investing substantially all of its total assets in
                equity and equity-related securities of companies
                  from countries outside of the United States.
             ------------------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $9,949,877
             ------------------------------------------------------
                               NUMBER OF HOLDINGS
                                       66
             ------------------------------------------------------
                               PORTFOLIO TURNOVER
                                     61.42%
-------------------------------------------------------------------------------


             ------------------------------------------------------
                                 IN THIS SECTION
             ------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

             ------------------------------------------------------


                                  RONNIE ARMIST
                                Managing Director
                            Chief Investment Officer,
                                    Equities

                o  Joined Lombard in 1983
                o  20 years of investment experience
                o  Board of Executors Pension Fund, Ivory & Sime
                o  B.B.S. from University of Cape Town
                o  Chartered Accountant

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO


% of Portfolio ++

[PIE CHART]

Common Stock-94.04%
Cash-3.32%
Preferred Stock-2.64%

[PIE CHART END]

-------------------------------------------------------
                                           PERCENT OF
TOP TEN EQUITIES                           PORTFOLIO++
-------------------------------------------------------

National Westminster Bank, PLC               2.66%
Pinault-Printemps-Redoute, SA                2.57%
Banco Bilbao Vizcaya, SA                     2.54%
Nippon Telegraph & Telephone Corp.           2.47%
British Petroleum Company, PLC               2.39%
Cap Gemini, SA                               2.34%
Granada Group, PLC                           2.33%
Toyota Motor Corp.                           2.31%
British Aerospace, PLC                       2.28%
Nokia Oyj                                    2.25%

------------------------------------------------------
                                           PERCENT OF
TOP TEN COUNTRIES                          PORTFOLIO++
------------------------------------------------------

United Kingdom                              21.05%
France                                      12.94%
Germany                                     12.04%
Netherlands                                  9.88%
Japan                                        7.80%
Italy                                        6.24%
Switzerland                                  4.94%
Spain                                        4.50%
Portugal                                     3.32%
Sweden                                       3.25%

             ++Represents market value of
                investments plus cash.


     We continue to underweight Japan and other Far East markets because we believe that better opportunities, with lower risk profiles, can be found in Continental Europe, where long-term rates and short term rate expectations are still trending lower. This continues to prove beneficial for the converging peripheral economies (Ireland, Italy, Portugal, Spain and possibly Greece).

     The equity cult is gaining momentum in Europe. Both managers of companies and investors have embraced the concept of creating shareholder value and equity investing, respectively. The restructuring revolution, so vital in improving productivity and profitability and subsequently share prices, in the fifteen-year U.S. bull market, is only just beginning in Europe.

     In Japan, we remain skeptical that the latest initiative to establish a bank

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO

bad loan workout policy will turn around the economy and consumer confidence by itself. It remains to be seen if new government leadership can and will initiate effective stimulus programs.

     The Asian Tiger economies face a multi-year debt restructuring problem. We at Lombard Odier expect central banks in the region to begin easing monetary policy and inflate away their domestic debt burdens, with or without IMF approval. Significant dilution to existing shareholders will be another consequence of debt restructuring.

     We are keeping a keen eye on the developments in Japan and the rest of Asia and will increase our exposure to those markets when we feel the time is right. We are confident that this diversified international portfolio will deliver sustainable, superior performance.


             International Equity Portfolio and the MSCI EAFE Index
              Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]

                   JPVF International Equity               MSCI EAFE
Date                         NAV                              YTD
12/31/97                  $10,000                           $10,000
1/30/98                   $10,336                           $10,444
2/27/98                   $11,118                           $11,101
3/31/98                   $11,535                           $11,430
4/30/98                   $11,611                           $11,506
5/29/98                   $11,759                           $11,437
6/30/98                   $11,604                           $11,510

[END PLOT POINTS OF LINE CHART GRAPHIC]

-------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------

                             MSCI
             INTERNATIONAL   EAFE
                EQUITY      INDEX
YTD             16.04%      15.10%
INCEPTION       16.04%      15.10%


Commencement of operations January 2, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                        (Unaudited)
                                                         Six Months
                                                           Ended
                                                           June
                                                         30, 1998
Net asset value, beginning of period                  $      10.00

Income From Investment Operations
  Net investment income                                       0.05
  Net gains and losses on
   securities and foreign currency
   (both realized and unrealized)                             1.55
                                                      ------------
  Total from investment operations                            1.60

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
   investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital                                  ------------

  Total distributions                                         0.00

Net asset value, end of period                        $      11.60
                                                      ============

Total Return (A)                                            16.04%

Ratios to Average Net Assets:
  Expenses                                                   1.60%
  Net investment income                                      1.00%

Portfolio Turnover Rate                                     61.42%

Average Commission Rate Paid                          $     0.0252

Net Assets, At End of Period                          $  9,949,877


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------------------
   COMMON STOCK--95.24%
                                              Number     Market Value
  Company                                   of Shares      (Note B)
----------------------------------------------------------------------
  Aerospace & Defense-3.51%
  British Aerospace, PLC                       30,000       $ 229,768
  The Berkeley Group, PLC                      11,500         119,740
                                                           ----------
                                                              349,508
                                                           ----------
  Agricultural Operations-0.92%
  BRL Hardy, Ltd.                              28,533          91,882
                                                           ----------
  Appliances-0.88%
  Electrolux, AB                                5,100          87,612
                                                           ----------
  Automotive Manufacturing-3.70%
  Daimler-Benz, AG                              1,381         135,805
  Toyota Motor Corp.                            9,000         232,806
                                                           ----------
                                                              368,611
                                                           ----------
  Banking-22.21%
  Allied Irish Banks, PLC                      14,400         208,203
  Alpha Credit Bank                             1,600         129,696
  Anglo Irish Bank Corp., PLC                  35,000          94,026
  Banca Intesa, SPA                            24,400         136,513
  Banco Bilbao Vizcaya, SA                      4,982         256,113
  Banque Nationale de Paris                     2,060         168,316
  Bayerische Vereinsbank, AG                    1,120          94,936
  Credito Italiano, SPA                        33,990         177,929
  Deutsche Bank, AG                             1,343         113,541
  ING Groep, N.V.                               2,922         191,334
  Lloyds TSB Group, PLC                        13,500         188,883
  National Westminster Bank, PLC               15,000         268,063
  Thai Farmers Bank Public Co., Ltd.           25,000          22,015
  UBS, AG+                                        430         159,889
                                                           ----------
                                                            2,209,457
                                                           ----------
  Beverages-0.64%
  LVMH Moet Hennessy Louis Vuitton                320          64,042
                                                           ----------

----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number    Market Value
  Company                                   of Shares     (Note B)
----------------------------------------------------------------------
  Building Materials-3.80%
  Cimpor-Cimentos de Portugal, SGPS, SA.        5,650       $ 198,509
  Lafarge, SA                                   1,735         179,354
                                                           ----------
                                                              377,863
                                                           ----------
  Commercial Services-2.36%
  Granada Group, PLC                           12,750         234,449
                                                           ----------
  Computer Information & Technology-2.37%
  Cap Gemini, SA                                1,500         235,693
                                                           ----------
  Construction-0.29%
  New World Infrastructure, Ltd.               25,000          28,715
                                                           ----------
  Electronics-4.31%
  Mabuchi Motor Co., Ltd.                       1,300          82,430
  Philips Electronics, N.V.                     1,970         165,603
  Sony Corp.                                    2,100         180,819
                                                           ----------
                                                              428,852
                                                           ----------
  Financial Services-0.02%
  Nichiei Company, Ltd.                            30           2,041
                                                           ----------
  Insurance-7.20%
  AEGON, N.V.                                   2,500         217,530
  Allianz, AG                                     534         177,951
  Istituto Nazionale delle Assicurazioni       56,640         160,914
  National Mutual Asia, Ltd.                   76,000          48,551
  Zurich Versicherungs-Gesellschaft               175         111,682
                                                           ----------
                                                              716,628
                                                           ----------
  Lodging-2.17%
  Accor, SA.                                      770         215,488
                                                           ----------
  Manufacturing-1.38%
  Mannesmann, AG                                1,340         137,712
                                                           ----------

 +Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number    Market Value
  Company                                   of Shares     (Note B)
----------------------------------------------------------------------
  Mining & Metals-Ferrous & Nonferrous-0.67%
  Mitsui Mining & Smelting                     16,000     $    66,405
                                                           ----------
  Office Equipment-0.74%
  Ricoh Co., Ltd.                               7,000          73,690
                                                           ----------
  Oil & Gas - Integrated-2.42%
  British Petroleum Company, PLC               16,500         240,631
                                                           ----------
  Oil & Gas Producers-1.82%
  Elf Aquitaine, SA                             1,290         181,360
                                                           ----------
  Packaging & Containers-0.40%
  Cosco Pacific, Ltd.                         110,000          39,395
                                                           ----------
  Pharmaceutical-4.14%
  Novartis, AG, Regular Shares                    130         216,324
  Smithkline Beecham, PLC                      16,000         195,294
                                                           ----------
                                                              411,618
                                                           ----------
  Publishing & Printing-2.60%
  Singapore Press Holdings, Ltd.                5,104          34,139
  Verenigde Nederlands Uitgev. Ver. Benszit.    6,180         224,512
                                                           ----------
                                                              258,651
                                                           ----------
  Railroad-0.59%
  Central Japan Railway Co.                        16          59,142
                                                           ----------
  Real Estate-0.30%
  Cheung Kong Holdings, Ltd.                    6,000          29,502
                                                           ----------
  Retail Stores-8.40%
  Adidas-Salomon, AG                              786         136,951
  Ito-Yokado Co., Ltd.                          2,000          94,103
  Kingfisher, PLC                               9,400         151,360
  Koninklijke Ahold, N.V.                       6,056         194,404
  Pinault-Printemps-Redoute, SA                   310         259,444
                                                           ----------
                                                              836,262
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Telecommunications-11.42%
  Deutsche Telekom                              5,500       $ 150,526
  Nippon Telegraph & Telephone Corp.               30         248,586
  Portugal Telecom, SA                          2,600         137,798
  Telecom Italia Mobile, TIM, SPA              45,495         153,565
  Telefonaktiebolaget LM Ericsson               4,720         137,903
  Telefonica de Espana                          4,255         197,060
  Vodafone Group, PLC                           8,700         110,401
                                                           ----------
                                                            1,135,839
                                                           ----------
  Telecommunications Equipment-2.28%
  Nokia Oyj                                     3,080         226,520
                                                           ----------
  Textiles & Apparel-1.03%
  Hennes & Mauritz, AB                          1,600         102,120
                                                           ----------
  Toys-0.93%
  Nintendo Company, Ltd.                        1,000          92,589
                                                           ----------
  Transportation-1.74%
  Stagecoach Holdings, PLC                      8,161         173,624
                                                           ----------
    TOTAL COMMON STOCK
     (Cost $8,626,478)                                      9,475,901
                                                           ----------
---------------------------------------------------------------------
   PREFERRED STOCK--2.67%
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------

  Chemicals-1.39%
  Henkel KGaA-Vorzug                            1,400       $ 138,449
                                                           ----------
  Computer Software - Mini & Micro-1.28%
  Systeme, Anwendungen, Produkte                  188         127,590
                                                           ----------
    TOTAL PREFERRED STOCK
     (Cost $246,127)                                          266,039
                                                           ----------
    TOTAL INVESTMENTS
     (Cost $8,872,605)                          97.91%      9,741,940
    Other assets, less liabilities               2.09         207,937
                                               ------      ----------
    TOTAL NET ASSETS                           100.00%     $9,949,877
                                               ======      ==========

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

               "We continue to believe in Templeton's time tested
             strategy of identifying companies with strong long-term
               fundamentals that have been oversold as a result of
                   financial market and investor uncertainty."

                               --Cindy Sweeting, Portfolio Manager--

--------------------------------------------------------------------------------
                                 INCEPTION DATE
                                 August 1, 1985
                 -----------------------------------------------
                                  FUND MANAGER
                        Templeton Global Advisors Limited
                 -----------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                   To achieve long-term capital growth through
             a policy of investing primarily in stocks of companies
            organized in the United States or in any foreign nation.
                 -----------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                  $128,424,332
                 -----------------------------------------------
                               NUMBER OF HOLDINGS
                                       155
                 -----------------------------------------------
                               PORTFOLIO TURNOVER
                                     20.61%
--------------------------------------------------------------------------------

                 -----------------------------------------------
                                 IN THIS SECTION
                 -----------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                 -----------------------------------------------


                                 CINDY SWEETING,
                                      CFA

  o Joined Templeton organization in 1997
  o Previously vice president of investments with McDermott International Co., Inc.
  o Serves on Board of Directors of the International Society of Financial Analysts
  o B.A. from Georgetown University
  o Chartered Financial Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO


     % of Portfolio++

[PIE CHART]
Common Stock-88.19%
Preferred Stock-4.58%
Cash-4.29%
Short-Term Obligations-2.34%
Foreign Bonds & Notes-0.60%
[PIE CHART END]


     The investment climate in the first half of 1998 was depicted by extremely divergent global market performance, with the world radically split into two parts. While Asia, Eastern Europe and Latin America have tumbled in the face of the rapidly increasing instability, Europe and the US seem to be enjoying a never-ending celebration. It certainly appears to be the best of times for the western world, with economies in relatively good shape and no inflation clouds hovering. Central banks are content to let the market push interest rates lower, money flow is abundant and equities are rocketing to unprecedented levels. The best region of the last six months no doubt was Europe, where lower interest rates, the euphoria from monetary union, and merger frenzy continue to propel European shares. Almost every developed market in Europe, gained over 20% in local currencies for the first half. In the US and in Europe, there hardly seems to be any sensitivity to potential risks on the horizons; the business cycle has been put on hold and double digit earnings growth expectations are well entrenched.

     Conversely, the bleakest returns were in the emerging markets of Asia and Latin America, where declines of 20% to 30% were not uncommon. As economic turmoil in Asia has worsened, investor sentiment toward all emerging markets has become overwhelmingly negative. Money flows have followed suit, and funds withdrawn from those regions are being shifted towards equities in Europe and the US. This phenomenon is helping to fuel the constantly rising stock prices in those countries, and the generated wealth effect in turn stimulates the economy and corporate earnings - justifying further equity price increases. Despite high valuation levels, this trend may likely continue in the short term, but is clearly unsustainable in the long term.

     In the first half of 1998, those markets with P/E's greater than 20x performed significantly better than those selling at less than 20x - up 14.8% vs. 2%. In addition, it was the world's largest and most expensive stocks, primarily located in the U.S. and Europe, which performed best in 1998's first half. For example, the 20% most expensive stocks in the MSCI All Country World Free Index as measured by 1997 year-end P/E, which averaged 57x, rose 20% in the first half of 1998. Conversely, the cheapest 20%, with an average P/E of 8x, advanced only 5%. When the returns are equal weighted rather than market cap weighted, the return on the most expensive stocks falls to only 8% while the cheapest stocks actually dropped 12% in value. Clearly, it was the largest and most expensive stocks that did well in 1998's first half. Only in Japan and Latin America did the least expensive stocks outperform, but in these regions the absolute level of performance still trailed well behind the pace set in Europe and North America. Investors were willing to pay high prices for the relative "safety" of European and US shares versus the alternative of exposing themselves to the systemic risks brought about by owning "cheap" shares in seemingly imploding Asian markets in particular, and emerging markets in general.

     By maintaining relatively low weightings in Asian markets the Portfolio did not get caught in the value manager trap that Asian stocks represented in early 1998, but it was impacted indirectly. First, our Latin American holdings were negatively affected by investor concerns surrounding emerging market investments in general. Second, due to our strong value bent, our European holdings tended toward the less expensive stocks that underperformed versus high valuation European shares. Finally, the Portfolio was negatively affected by our movement out of some expensive U.S. and European stocks and into new bargains being uncovered after share price plunges, particularly in Hong Kong and Latin America.

     This was clearly a difficult period for our investment style, which emphasizes purchasing those stocks selling at the lowest

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------
Bank Austria, AG           1.95%
Volkswagen, AG             1.81%
Courtaulds, PLC            1.77%
Zurich Versicherungs
   Gesellschaft            1.65%
Repsol, SA                 1.60%
Hutchison Whampoa, Ltd.    1.52%
National Australia Bank    1.51%
Thames Water, PLC          1.48%
Oshawa Group, Ltd.         1.46%
National Grid Group, PLC   1.36%

------------------------------------
                         PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO++
------------------------------------

United States             21.29%
United Kingdom            14.01%
France                     5.69%
Hong Kong                  5.54%
Australia                  4.93%
Canada                     3.64%
Switzerland                3.45%
Mexico                     3.37%
Italy                      3.07%
Netherlands                3.07%


 ++Represents market value of
    investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

price in relation to long-term earnings potential, as well as diversification. Diversifying away from the expensive European and U.S. markets (which now represent 85.2% of the MSCI World Index) resulted in underperformance in 1998's first half. However, we continue to believe in Templeton's time tested strategy of identifying companies with strong long term fundamentals that have been oversold as a result of financial market and investor uncertainty. Being a value investor requires great fortitude and the ability to weather unwelcome short term underperformance when buying out-of-favor stocks. It requires buying companies that are unpopular with the belief, after careful analysis, that short-term concerns are adequately reflected in security prices, but the long-term opportunities are not. Despite the Portfolio's large exposure to European companies, the investments we have recently made in emerging markets have hurt overall results. However, we feel that these investments will provide the foundation for future performance.

     An important guidepost for investors in today's volatile markets (and depressing emerging markets) would be to recall the European landscape in the early 1990's. Companies were considered uncompetitive because of high costs and low productivity, and management efforts to reign in costs were paralyzed by strong unions. Furthermore, governments often owned significant positions of these companies and meddled in their affairs, making management even more ineffective. In short, investors had given up on Europe in the early 1990's and were infatuated with the growth engine of the present and beyond - Asia. Over the past five years, that scenario has changed radically. Powerful, growing, economically healthy - these terms now characterize Europe, not Asia. If anything, the past decade has been a lesson in the dangers of extrapolating economic trends far into the future. However, as we look ahead, one could argue that current valuations in the U.S. and in some European markets seem to indicate that this mistake is being made again.

     The Portfolio continues to capitalize on good investments made over the past few years in the European markets, as Europe presently remains the largest geographic exposure with 45% of investments based there. However, this allocation is declining as we are now finding better bargains elsewhere. The U.S. portion of the Portfolio has also declined, from 25% six months ago to 20% currently. While Asia has been wallowing in economic gore, the U.S. and European markets have continued to soar. The "tax cut" these markets have received from lower oil and other commodity prices related to Asia's economic crisis has actually spurred growth in the western world. The spectacular performance of these markets is not unjustified. Returns on invested capital have moved sharply higher based on restructuring initiative, productivity improvements and sounder management. Interest rates have plunged, as inflation has remained subdued, thereby allowing the higher level of earnings to be accorded enhanced P/E valuations. Additionally, management has been increasingly shareholder friendly and investors have shown greater interest in equity investments due to both demographics and a lack of suitable investment alternatives. The "new paradigm" has certainly been rewarding, but the question remains as to its sustainability. Thus far, the new paradigm has beaten off all skeptics, but the developments in Asia may represent its greatest challenge yet. As Asia works through its crisis, there is little doubt that competition for U.S. and European manufactured goods from Asia will dramatically increase. There is already evidence of this trend and the impact on corporate profit margins in the industrial sector will likely be much more than a rounding error. Declining demand from Asia also will undercut the western world's economic growth. Profits may also be undermined, or at least slowed, by the year 2000 computer glitch, and the spending needed to correct it. The move to the European Monetary Unit is also expected to have a negative impact on the earnings of some sectors in Europe. Clearly, the risks are rising regarding the sustainability of earnings at current above average levels of return on invested capital. Given the generally open nature of markets in the western world, it seems sensible to assume that the forces of competition will lead capital towards areas of high returns, thereby eventually eroding those same high returns.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

              World Growth Stock Portfolio and the MSCI World Index Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]

                         World Growth                     MSCI World
Date                        Fund                            Index
08/01/85                  $10,000                          $10,000
09/30/85                    9,112                           10,137
12/31/85                   10,526                           11,822
03/31/86                   12,932                           14,371
06/30/86                   12,715                           15,328
09/30/86                   12,765                           16,146
12/31/86                   13,449                           16,882
03/31/87                   14,918                           20,707
06/30/87                   14,999                           21,951
09/30/87                   16,167                           23,311
12/31/87                   12,408                           19,712
03/31/88                   13,855                           22,022
06/30/88                   14,352                           21,836
09/30/88                   14,141                           21,928
12/31/88                   14,034                           24,433
03/31/89                   15,373                           25,008
06/30/89                   15,862                           24,689
09/30/89                   18,247                           27,584
12/31/89                   18,041                           28,634
03/31/90                   17,244                           24,562
06/30/90                   18,671                           26,580
09/30/90                   15,554                           21,760
12/31/90                   16,176                           23,904
03/31/91                   17,797                           26,288
06/30/91                   17,325                           25,434
09/30/91                   18,848                           27,260
12/31/91                   19,812                           28,439
03/31/92                   19,777                           26,152
06/30/92                   20,910                           26,660
09/30/92                   20,281                           27,143
12/31/92                   21,015                           27,114
03/31/93                   22,440                           29,479
06/30/93                   23,314                           31,306
09/30/93                   25,138                           32,814
12/31/93                   28,104                           33,384
03/31/94                   27,156                           33,628
06/30/94                   26,728                           34,678
09/30/94                   28,551                           35,464
12/31/94                   27,248                           35,248
03/31/95                   27,603                           38,944
06/30/95                   29,865                           38,568
09/30/95                   31,357                           40,772
12/31/95                   31,703                           42,762
03/31/96                   33,105                           44,543
06/30/96                   34,373                           45,880
09/30/96                   34,737                           46,568
12/31/96                   37,795                           48,757
03/31/97                   38,862                           48,935
06/30/97                   43,136                           56,368
09/30/97                   47,062                           58,029
12/31/97                   43,588                           56,656
03/31/98                   48,979                           64,769
06/30/98                   47,104                           66,084

[END PLOT POINTS OF LINE CHART GRAPHIC]

     Hong Kong has been an area where we have increased our holdings. The prudence demanded by the uncertainty surrounding the transition from British to Chinese rule, arguably, left Hong Kong and its currency in a better position than most of its neighbors to weather the crisis in Asia. Its government has no debt, its corporations have stronger balance sheets that their asian counterparts, its banks are overcapitalized, and its currency reserves are the third largest in the world. Hong Kong undoubtedly faces sizable challenges in the future, including an overvalued currency, still high property prices and high real interest rates for the first time in a decade. However, we believe that canny Hong Kong entrepreneurs will be able to adapt to the new opportunities available in a growing China and in an Asia which is in dire need of both capital and capitalists. We are purchasing stocks with dividend yields as high as the P/E's, with prices at a 40% discount to net asset values, and with net cash on the balance sheet.

     While still low, your Portfolio has seen an increase in Latin American holdings. Share prices in this region have been found guilty by association. As Asia markets declined, Latin American markets also fell as investors withdrew funds from all emerging markets. While Latin American economies are certainly feeling some pain as a result of the Asian crisis, the decline in share prices seems to be overdone. Many Latin cases, the debt that is on the balance sheet is not dollar denominated. Moreover, capital investment has generally been accomplished at a careful pace, as economic conditions have generally been poor over the last twenty years. Economic reforms and privatization are also well underway and banking systems are generally soundly capitalized if not overcapitalized. This stands in stark contrast to the situation in Asia. With valuations on trailing twelve-month earnings in Brazil at less than one-third the level of Germany, it is not difficult to identify bargains. Even if a currency devaluation were to occur in Brazil, it is unlikely that many companies would need to issue new shares in order to rescue their balance sheet. Indeed, many companies would benefit due to improved export potential. These are the ingredients that lead to attractive long-term investment opportunities and our analytical team is carefully researching this region to find what we believe are the best positioned companies at the least expensive share price relative to future earnings potential.

     We would be surprised if the world's most expensive stocks outperformed over the longer term. As the Asian crisis moves forward, there will come a time when the point of maximum pessimism has been reached. This will likely be quickly followed by a mass exodus of investors from the western world's expensive markets into the markets of Latin America and Asia. While it is always difficult to pinpoint when we have arrived at the point of maximum pessimism, it is usually not too difficult to determine when we are near it. The Templeton investment process is designed to highlight the exceptional value in individual stocks that often occurs when other market participants are suffering from undue levels of pessimism. Our team of security analysts has consistently and diligently applied this process, in a wide variety of market conditions, over the years with a measure of long-term success. We remain confident that our global research network will continue to provide meaningful opportunities that will benefit the Portfolio going forward.


------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
------------------------------------

                            MSCI
                 WORLD      WORLD
                GROWTH      INDEX
YTD              8.07%      15.92%
1 YEAR           9.20%      17.03%
5 YEAR          15.10%      13.86%
10 YEAR         12.62%       9.28%
INCEPTION       12.74%      15.74%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                            (Unaudited)
                                            Six Months    Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                               Ended       December       December      December       December       December
                                           June 30, 1998   31, 1997       31, 1996      31, 1995       31, 1994       31, 1993

  Net asset value, beginning of period  $      23.28  $      23.31   $      21.20    $     19.00   $     20.89    $     16.73

  Income From Investment Operations
    Net investment income                       0.39          0.53           0.49           0.45          0.25           0.24
    Net gains and losses on
     securities and foreign currency
    (both realized and unrealized)              1.50          2.97           3.56           2.65         (0.89)          5.40
                                        ------------  ------------    -----------    -----------   -----------    -----------

    Total from investment operations            1.89          3.50           4.05           3.10         (0.64)          5.64

  Less Distributions to Shareholders
    Dividends from net investment income                     (0.53)         (0.48)         (0.43)        (0.25)         (0.24)
    Dividends in excess of net
     investment income                                       (0.03)
    Distributions from capital gains           (0.21)        (2.76)         (1.46)         (0.47)        (0.81)         (1.24)
    Distributions in excess of capital gains                 (0.21)                                      (0.19)
    Returns of capital
                                        ------------  ------------    -----------    -----------   -----------    -----------

    Total distributions                        (0.21)        (3.53)         (1.94)         (0.90)        (1.25)         (1.48)

  Net asset value, end of period        $      24.96  $      23.28    $     23.31    $     21.20   $     19.00    $     20.89
                                        ============  ============    ===========    ===========   ===========    ===========

  Total Return (A)                              8.07%        15.33%         19.22%         16.35%        (3.05%)        33.73%

  Ratios to Average Net Assets:
    Expenses                                    0.89%         0.91%          0.88%          0.96%         1.00%          1.04%
    Net investment income                       3.26%         2.33%          2.20%          2.31%         1.56%          1.64%

  Portfolio Turnover Rate                      20.61%        30.22%         27.50%         18.09%        18.47%         34.90%

  Average Commission Rate Paid          $     0.0038  $     0.0120    $    0.0155

  Net Assets, At End of Period          $128,424,332  $105,567,503    $91,995,634    $73,692,357   $52,903,768    $42,031,141

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------------------
   COMMON STOCK--87.89%
                                              Number     Market Value
  Company                                   of Shares      (Note B)
----------------------------------------------------------------------
  Aerospace & Defense-1.09%
  Kaman Corp., Class A                         73,600      $1,400,704
                                                           ----------
  Agricultural Operations-0.83%
  Archer-Daniels-Midland Co.                   55,300       1,071,438
                                                           ----------
  Airlines-1.09%
  Helikopter Services
    Group, ASA                                 51,500         523,490
  Singapore Airlines, Ltd.                     92,800         433,953
  Swire Pacific, Ltd.                         732,000         439,285
                                                           ----------
                                                            1,396,728
                                                           ----------
  Appliances-0.01%
  Best Denki Company, Ltd.                      3,000          17,509
                                                           ----------
  Automotive Manufacturing-3.75%
  Fiat, SPA                                   280,830       1,229,140
  Fiat, SPA, RNC                              514,910       1,274,566
  Volkswagen, AG                                2,400       2,317,562
                                                           ----------
                                                            4,821,268
                                                           ----------
  Automotive Parts & Equipment-1.33%
  Autoliv, Inc., Swed Dep. Receipt             22,200         709,852
  Goodyear Tire & Rubber Co.                   15,500         998,781
                                                           ----------
                                                            1,708,633
                                                           ----------
  Banking-4.14%
  Bank Handlowy W Warszawie, GDR, 144A         71,500       1,360,287
  BPI-SGPS, SA                                 21,156         682,714
  Credit Commercial de France                  17,700       1,490,126
  Kookmin Bank                                 54,800         203,554
  Korean Long-Term Credit Bank                 42,290          78,543
  National Bank of Canada                      41,300         807,463
  Uniao de Bancos Brasileiros, SA              23,500         693,250
                                                           ----------
                                                            5,315,937
                                                           ----------

----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
----------------------------------------------------------------------
  Building Construction-1.24%
  Nichiha Corp.                                67,200      $  396,562
  Owens Corning                                19,600         799,925
  Sociedade de Construcoes Soares
    da Costa, SA+                              48,100         398,403
                                                           ----------
                                                            1,594,890
                                                           ----------
  Building Materials-1.18%
  Cemex, SA de CV, Class B                    130,000         572,891
  Pioneer International, Ltd.                 195,000         464,918
  Pioneer International, Ltd., ADR            200,000         476,820
                                                           ----------
                                                            1,514,629
                                                           ----------
  Chemicals-1.97%
  Courtaulds, PLC                             304,700       2,259,956
  Yizheng Chemical Fibre
    Company, Ltd.                           2,408,100         264,165
                                                           ----------
                                                            2,524,121
                                                           ----------
  Computer Information Systems-0.73%
  Roto Smeets de Boer, N.V.                    20,500         937,223
                                                           ----------
  Computer Network-1.55%
  3Com Corp.+                                  26,600         816,288
  Bay Networks, Inc.+                          36,400       1,173,900
                                                           ----------
                                                            1,990,188
                                                           ----------
  Construction-0.51%
  Grupo Imsa, SA de CV, ADR                    43,000         650,375
                                                           ----------
  Electrical Equipment-0.32%
  Centrais Electricas Brasileiras, SA, ADR     25,700         392,184
  Centrais Geradoras do Sul do
      Brasil, SA, ADR                           2,570          18,554
                                                           ----------
                                                              410,738
                                                           ----------
  Electronics-0.52%
  Hitachi, Ltd.                                   900           5,869
  Sony Corp.                                    7,700         663,004
                                                           ----------
                                                              668,873
                                                           ----------

 +Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Engineering &Construction-2.32%
  ABB AB, Class A                              80,000      $1,133,557
  BICC Group                                  234,965         501,844
  Internatio-Muller, N.V.                      40,000       1,339,101
                                                           ----------
                                                            2,974,502
                                                           ----------
  Environmental Controls-0.83%
  Waste Management, Inc.                       30,600       1,071,000
                                                           ----------
  Financial Services-2.23%
  Chile Fund, Inc.                             23,140         313,836
  Hutchison Whampoa, Ltd.                     368,000       1,942,466
  Industrial Credit & Investment
    Corp. of India, Ltd.                       43,900         400,925
  Singapore Finance, Ltd.                     308,000         145,851
  Thailand International Fund                      12          60,000
                                                           ----------
                                                            2,863,078
                                                           ----------
  Food Products-2.48%
  Express Dairies, PLC                        127,977         352,348
  IBP, Inc.                                    74,409       1,348,663
  Illovo Sugar, Ltd.                          344,600         432,944
  Northern Foods, PLC                         255,954         922,511
  Showa Sangyo                                 68,000         129,351
                                                           ----------
                                                            3,185,817
                                                           ----------
  Food Service & Restaurants-1.46%
  Oshawa Group, Ltd.                          103,700       1,868,786
                                                           ----------
  Forest Products & Paper-3.67%
  Boise Cascade Corp.                          19,000         622,250
  Carter Holt Harvey, Ltd.                    705,354         615,134
  Enso Oy                                     111,300       1,202,991
  Fletcher Challenge Forests                  762,276         427,356
  International Paper                          25,000       1,075,000
  Portucel Industrial Empresa Produtora        97,000         771,393
                                                           ----------
                                                            4,714,124
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Import & Export-1.34%
  Fritz Companies, Inc.+                       60,300      $  806,512
  Li & Fung, Ltd.                             564,000         909,854
                                                           ----------
                                                            1,716,366
                                                           ----------
  Insurance-4.52%
  Axa-UAP                                      12,800       1,439,629
  HIH Winterthur International Holdings       130,000         229,440
  National Mutual Asia, Ltd.                  750,000         479,125
  UNUM Corp.                                   28,000       1,554,000
  Zurich Versicherungs Gesellschaft             3,300       2,106,013
                                                           ----------
                                                            5,808,207
                                                           ----------
  Lodging-0.20%
  Brierley Investments, Ltd.                  525,000         261,628
                                                           ----------
  Machinery-0.19%
  Makita Corp.                                 21,000         241,950
                                                           ----------
  Manufacturing-6.32%
  Alfa, SA de CV, Class A                     115,500         473,003
  BTR, PLC                                    457,600       1,298,048
  Caradon, PLC                                213,500         655,498
  Desc, SA de CV, ADR                             400           7,950
  Desc, SA de CV, Ser B                        24,000         122,991
  Laird Group, PLC                            238,000       1,123,878
  McBride, PLC                                439,100       1,256,560
  Plettac, AG                                   4,400         616,731
  Valmet Oyj                                   56,400         972,485
  Varitronix International, Ltd.              475,000         950,184
  Vickers, PLC                                178,400         640,013
                                                           ----------
                                                            8,117,341
                                                           ----------
  Medical Products-0.65%
  Nycomed Amersham, PLC                       112,875         838,454
                                                           ----------

  Mining & Metals - Ferrous & Nonferrous-3.50%
  Industrias Penoles, SA                      143,300         454,490
  Oregon Steel Mills                           67,800       1,262,775

+Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Mining & Metals-(Continued)
  Pechiney, SA, Class A                        26,136      $1,052,616
  SKF, AB, Class B                             48,000         872,738
  Union Miniere, SA                             6,000         370,868
  Yamato Kogyo Company, Ltd.                   65,000         477,718
                                                           ----------
                                                            4,491,205
                                                           ----------
  Mining & Metals - Precious-1.21%
  Anglo American Platinum Corp.                72,482         793,733
  WMC, Ltd.                                   250,800         754,823
                                                           ----------
                                                            1,548,556
                                                           ----------
  Oil & Gas - Distribution & Marketing-0.98%
  BG, PLC                                     145,335         840,291
  Centrica, PLC+                              251,300         423,516
                                                           ----------
                                                            1,263,807
                                                           ----------
  Oil & Gas - Integrated-2.33%
  Petron Corp.                                301,000          31,760
  Ranger Oil, Ltd.+                           127,100         911,870
  Repsol, SA                                   37,000       2,042,263
                                                           ----------
                                                            2,985,893
                                                           ----------
  Oil & Gas Producers-2.21%
  Elf Aquitaine, SA                            10,500       1,476,182
  YPF Sociedad Anonima                         45,500       1,367,844
                                                           ----------
                                                            2,844,026
                                                           ----------
  Packaging & Containers-0.25%
  Thai Glass Industries Public Co., Ltd.      200,400         317,418
                                                           ----------
  Pharmaceutical-1.63%
  Astra AB, Class B                            57,333       1,143,080
  China Pharmaceutical Enterprise
    and Investment                            390,000          30,703
  Medeva, PLC                                 169,600         481,095
  Rhone-Poulenc, SA                             7,800         439,927
                                                           ----------
                                                            2,094,805
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------

  Real Estate-3.04%
  Jardine Matheson Holdings, Ltd.             111,600     $   301,320
  Meditrust Corp., Paired Stock                28,718         802,312
  Metro Pacific Corp.                       3,853,050          87,779
  Nationwide Health Properties, Inc.           42,600       1,017,075
  Unibail                                      10,700       1,383,956
  Wereldhave, N.V.                              5,488         315,651
                                                           ----------
                                                            3,908,093
                                                           ----------
  Retail Stores-4.97%
  Abercrombie & Fitch Co., Class A+               610          26,831
  Coles Meyer, Ltd.                           283,312       1,105,317
  Federated Department Stores, Inc.+           13,600         731,850
  Hudson's Bay Co.                             46,700       1,070,241
  Limited, Inc.                                44,600       1,477,375
  Matsuzakaya Co., Ltd.                        58,000         259,106
  Tesco, PLC                                  174,813       1,706,418
                                                           ----------
                                                            6,377,138
                                                           ----------
  Telecommunications-7.67%
  APT Satellite, ADR+                          48,300         425,644
  CIA Riograndense Telecom-PFA+               574,612         623,498
  Nortel Inversora, SA, ADR                    33,300         828,337
  PT Indosat                                    7,700          85,662
  SBC Communications, Inc.(DECS)               25,300       1,147,987
  Tele Danmark, AS, B Shares                   18,100       1,737,095
  Telecom Italia, SPA                          69,900         514,552
  Telecom Italia, SPA, RNC                    152,669         739,061
  Telecomunicacoes Brasileiras, SA, ADR         5,310         579,786
  Telefonas de Mexico, SA, ADR                 26,700       1,283,269
  Telefonica de Argentinia, SA                 18,100         587,119
  Telefonica de Espana                          4,200         584,063
  U S WEST, Inc.                               15,200         714,400
                                                           ----------
                                                            9,850,473
                                                           ----------

 +Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
   Telecommunications Equipment-2.15%
   ADC Telecommunications, Inc.+                42,700      $1,559,887
   DSC Communications Corp.+                    28,500         855,000
   Ericsson Telecommunicacoes, SA           18,399,000         351,563
                                                            ----------
                                                             2,766,450
                                                            ----------
   Textiles & Apparel-1.07%
   Ceramco Corporation, Ltd.                   509,900         330,863
   Dawson International, PLC                   466,166         326,697
   Fila Holding, SPA                            11,600         174,000
   Yue Yuen Industrial Holdings, Ltd.          300,000         536,233
                                                            ----------
                                                             1,367,793
                                                            ----------
   Transportation-2.59%
   Danzas Holding AG-REG                         2,325         625,396
   Great Eastern Shipping Co.,
+++144A, GDR                                    11,900          43,387
   Great Eastern Shipping Co.                   54,400         204,000
   Guangshen Railway Company, Ltd.              46,300         315,419
   Koninklijke Frans Maas Groep, N.V.           17,000         630,961
   Koninklijke Nedlloyd Groep, N.V.             34,600         702,478
   Transport Development Group, PLC            162,839         804,277
                                                            ----------
                                                             3,325,918
                                                            ----------
   Travel Services-1.31%
   Kuoni Reisen, AG                                340       1,687,896
                                                            ----------
   Utilities - Electric & Gas-5.03%
   British Energy, PLC                          61,300         535,979
   Hongkong Electric Holdings, Ltd.            299,000         926,115
   Iberdrola, SA                                72,900       1,185,714
   Korea Electric Power Corp.                   35,500         378,787
   National Grid Group, PLC                    258,570       1,743,072
   Potomac Electric Power Co.                   32,600         817,037
   Shandong Huaneng Power Company, Ltd.         38,000         204,250
   Texas Utilities Co.                          16,000         666,000
                                                           ----------
                                                            6,456,954
                                                           ----------

---------------------------------------------------------------------
    COMMON STOCK--CONTINUED

   Water Treatment-1.48%
   Thames Water, PLC                           104,229     $ 1,897,444
                                                            ----------
   TOTAL COMMON STOCK
     (Cost $96,906,072)                                    112,868,376
                                                            ----------

----------------------------------------------------------------------
    PREFERRED STOCK--4.56%
                                               Number     Market Value
   Company                                   of Shares      (Note B)
----------------------------------------------------------------------
   Banking-3.45%
   Bank Austria, AG                             30,800      $2,500,575
   National Australia Bank, 7.875%              67,300       1,930,669
                                                            ----------
                                                             4,431,244
                                                            ----------
   Financial Services-0.06%
   Bangkok Investments Co., Ltd.+                2,500          79,500
                                                            ----------
   Multimedia-0.88%
   News Corporation, Ltd., ADR                   6,904         195,038
   News Corporation, Ltd., 5.000%              132,167         936,333
                                                            ----------
                                                             1,131,371
                                                            ----------
   Retail Stores-0.17%
   Dairy Farm International Holding,
     Ltd., 6.500%                              210,000         216,300
                                                            ----------
   TOTAL PREFERRED STOCK
     (Cost $3,950,510)                                       5,858,415
                                                            ----------

----------------------------------------------------------------------
    RIGHTS AND WARRANTS--0.00%
                                             Number of    Market Value
   Company                                     Shares       (Note B)
----------------------------------------------------------------------
   Banking-0.00%
   Bank Austria, exp. 07/14/98+                 30,800    $      1,361
                                                            ----------
   TOTAL RIGHTS AND WARRANTS
     (Cost $0)                                                   1,361
                                                            ----------

 +Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   CORPORATE BONDS--0.59%
                                            Principal    Market Value
  Company                                     Value        (Note B)
---------------------------------------------------------------------
  Manufacturing-0.59%
  Alfa, SA de CV, 144A,  8.000%,
    due 09/15/00                             $760,000      $  763,800
                                                         ------------
  TOTAL CORPORATE BONDS
    (Cost $1,294,843)                                         763,800
                                                         ------------

----------------------------------------------------------------------
   SHORT-TERM OBLIGATIONS--2.34%

                                            Principal    Market Value
  Company                                     Value        (Note B)
----------------------------------------------------------------------
  U.S. Government & Agency Obligations-2.34%
  U.S. Treasury Bill, 4.950%,
    due 07/02/98                           $3,000,000    $  2,999,634
                                                         ------------
  TOTAL SHORT-TERM OBLIGATIONS
    (Cost $2,999,588)                                       2,999,634
                                                         ------------
  TOTAL INVESTMENTS
    (Cost $105,151,013)                         95.38%    122,491,586
  Other assets, less liabilities                 4.62       5,932,746
                                               ------    ------------
  TOTAL NET ASSETS                             100.00%   $128,424,332
                                               ======    ============


                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO


               "The time to increase allocations to assets classes
                 such as hard assets is near cyclical lows when
                   valuations are at trough levels. We believe
                     commodity prices are near or at lows."
                           --Derek S. van Eck, Portfolio Manager--

--------------------------------------------------------------------------------
                                 INCEPTION DATE
                                 August 1, 1985
           ---------------------------------------------------------
                                  FUND MANAGER
                         Van Eck Associates Corporation
           ---------------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
               To seek long-term capital appreciation by investing
               in a dynamic mix of four alternative asset classes:
                 natural resource stocks, real estate, precious
                  metals and direct investment in commodities.
           ---------------------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $4,814,193
           ---------------------------------------------------------
                               NUMBER OF HOLDINGS
                                       57
           ---------------------------------------------------------
                               PORTFOLIO TURNOVER
                                     92.14%
           ---------------------------------------------------------


           ---------------------------------------------------------
                                 IN THIS SECTION
           ---------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments
            ---------------------------------------------------------


                              DEREK S. VAN ECK, CFA

            o M.B.A. from J.L. Kellogg Graduate School of Management

            o B.A. from Williams College

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO


Objective Change
     The Portfolio's objective was changed during the second quarter from a fund investing primarily in precious metals to a diversified alternative asset fund. This means the Portfolio has the ability to invest in natural resource equities, commodities, and real estate in addition to precious metals. It will retain its characteristic of low correlation to the financial asset markets. This makes the Portfolio more flexible and should provide shareholders with higher returns and lower risks over the long term. The Portfolio's transition has been completed.

Review
     Concerns over a slowing global economy pressured all hard asset securities. During the first half of the year, the Fund declined 1.7%. This compares with the Goldman Sachs Commodity Index which fell 18.3%, the Morgan Stanley Real Estate index which fell 5.1%, and gold shares which fell 4.1% (MSCI Gold Mines Index). Finally, an index of natural resource companies fell 5.7% during the first half of the year.

     The key to understanding hard asset markets this year has been the recognition of a slowing world economy. This growth recession is being driven by the large debt overhang in Asia, the lack of a solvent Asian banking system, and the deflationary transition from command to market economies in China and Japan. It was exacerbated in Asia by IMF-administered austerity programs which served to damage rather than repair economies in the short-term while strength in U.S. and European economies battled weak conditions in Asia, the Asian economic impact had the greatest influence over hard asset investments.

     Hard asset markets have recognized these difficult trading conditions as most commodity markets fell significantly. The Portfolio had hedged some oil and metals exposure during this period and was able to profit from this, but allocations to resource shares (40-50% of the portfolio) proved to be too high. Oil prices fell about 20% during the first half and industrial metals prices fell about 12% due primarily to decreased demand from Asia. Non-Japan Asia has played a large role in the commodity markets in recent years. In addition, since more than 90% of world commodities is priced in dollars, strength in the trade-weighted value of the dollar has been a negative for commodity demand and pricing. Finally, supply additions in many markets continued, putting further pressure on prices.

Outlook
     We believe the bulk of the bad news is priced into hard asset securities and we are finding exceptional value. While global economic conditions are likely to remain difficult, we believe hard asset securities have already priced this in. The time to increase allocations to assets classes such as hard assets is near cyclical lows when valuations are at trough levels. We believe commodity prices are near or at lows, particularly oil. In addition, valuations on many other securities are at levels which have only existed in recessionary conditions.

Real Estate
     We have allocated approximately 25% of the Portfolio to real estate. Our real estate position is based on a view of healthy pricing and cheap valuations
- both on a relative and absolute basis - in select segments of the North American real estate industry. The market seems to be taking the view that property prices have risen too far too fast, thereby reducing future earnings growth of companies in the industry. While we agree that prices have risen significantly, so have rents, so the drop in property yields ("cap rates") has not been as


        % of Portfolio ++

[PIE CHART]
Common Stock-77.25%
Short-Term Obligations-21.29%
Cash-1.43%
Warrants-0.3%
[END PIE CHART]

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------
Real Estate                 24.67%
Oil & Gas - Integrated      18.41%
Mining & Metals - Precious  11.28%
Forest Products & Paper      8.17%
Mining &Metals - Ferrous
   & Non-Ferrous             6.58%
Oil & Gas Producers          2.13%
Loding                       1.82%
Oil & Gas Services           1.80%
Construction                 1.56%
Utilities - Electric & Gas   0.86%

------------------------------------
                         PERCENT OF
TOP COUNTRIES            PORTFOLIO++
------------------------------------
United States             74.05%
Canada                    13.53%
United Kingdom             3.76%
South Africa               3.30%
Netherlands                2.42%
Australia                  1.71%
Chile                      0.86%
Ghana                      0.37%


  ++Represents market value of
     investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO


dramatic as some believe. Furthermore, debt rates and mortgage spreads have declined, boosting return on equity. We are taking the view that the market is ignoring attractive internal growth prospects and development opportunities that should enable the group to deliver earnings and cash flow growth well in excess of the US stock market. Importantly, we believe the downside in the group is limited given the rise in asset values which underpins current stock prices.

Natural Resources and Commodities
     While the energy sector has suffered from declining demand for Asia, a warm winter in the Northern Hemisphere, and increased production, we think oil prices are near a bottom. The recently announced OPEC production cuts are enough to swing the market into a deficit situation in the fourth quarter and bring investors down to a level that has historically resulted in higher trading ranges than current forward prices.

     Recent discussions regarding a "new alliance" of oil producers will also serve to increase uncertainty and put a floor under prices. Although no formal announcements have been made, recent discussions center around a new alliance of oil producers who control 70% of the world's known oil reserves and almost two-thirds of all oil exports. It would be the most significant realignment among oil-producing nations since the formation of OPEC in 1960. Key differences between this alliance and OPEC include a stronger membership and more secretive agreement. Its goal is to boost oil prices by more than 50%.

     Pulp and paper stocks ended the first half unchanged, as strong performance during the first quarter was taken back in the second. Demand weakness in Asia was a key culprit to subdued commodity prices as Asia consumes approximately one-third of global paper consumption. Significant consolidation activity in one of the most fragmented industries helped buoy valuations and, we think, is very healthy for the sector from a fundamental standpoint. However, commodity pricing conditions will remain poor during the third quarter. Downside risk will be moderated by prices near costs of production. Consolidation activity and long-term healthy supply/demand conditions will help support equity valuations and we are looking for moderately positive returns in the next several months.

     Industrial metals prices are likely to remain muted in coming months due to on-going weakness in demand from Asia. We believe we are near lows in prices, but believe upside is limited in the short-term. We do believe that the third quarter will prove to be an excellent opportunity to purchase equity holdings in this sector for long-term appreciation. Historically, purchases at current valuation levels have proven to be very rewarding.

Precious Metals
     Gold has been in a tight trading range ($280-$310) throughout most of the year as most of the negatives appear to have been factored into prices last year. We anticipate that this trading range will be maintained for the remainder of the year. The key driver of gold, investment demand, will be muted through the lack of inflationary pressures in the world economy. Second, while we think it is likely that additional gold sales by European central banks are likely or at the least the threat of gold sales is likely, we believe that factor has been priced in.


        Global Hard Assets Portfolio, S&P 500 Index and Lipper Benchmark

              Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]

Date                  Global Hard Assets               Lipper Benchmark          S&P 500 Index
08/01/85                  $10,000                          $10,000                 $10,000
09/30/85                    9,602                            9,481                   9,916
12/31/85                    9,960                            9,069                  11,626
03/31/86                   10,217                           10,276                  13,264
06/30/86                   10,141                            9,058                  14,049
09/30/86                   12,987                           12,189                  13,070
12/31/86                   13,646                           12,415                  13,800
03/31/87                   22,164                           19,345                  16,745
06/30/87                   20,392                           18,429                  17,584
09/30/87                   24,761                           22,113                  18,746
12/31/87                   18,325                           16,944                  14,519
03/31/88                   16,901                           15,396                  15,345
06/30/88                   16,755                           15,041                  16,359
09/30/88                   14,766                           13,359                  16,411
12/31/88                   14,433                           13,768                  16,915
03/31/89                   15,249                           14,711                  18,110
06/30/89                   14,364                           14,488                  19,705
09/30/89                   15,006                           15,770                  21,812
12/31/89                   17,210                           18,387                  22,256
03/31/90                   15,812                           16,804                  21,585
06/30/90                   13,785                           14,925                  22,936
09/30/90                   14,846                           15,425                  19,799
12/31/90                   13,035                           13,893                  21,564
03/31/91                   12,337                           13,197                  24,685
06/30/91                   13,532                           14,518                  24,631
09/30/91                   12,194                           13,445                  25,947
12/31/91                   12,316                           13,809                  28,106
03/31/92                   11,826                           12,923                  27,399
06/30/92                   12,760                           13,400                  27,921
09/30/92                   12,844                           12,548                  28,801
12/31/92                   11,916                           11,167                  30,245
03/31/93                   14,112                           13,844                  31,562
06/30/93                   18,279                           18,325                  31,711
09/30/93                   15,635                           16,453                  32,520
12/31/93                   19,578                           20,875                  33,274
03/31/94                   19,639                           19,124                  32,021
06/30/94                   17,542                           18,704                  32,160
09/30/94                   19,936                           22,616                  33,732
12/31/94                   16,882                           19,626                  33,725
03/31/95                   17,214                           18,492                  36,998
06/30/95                   17,323                           18,717                  40,519
09/30/95                   18,152                           19,788                  43,729
12/31/95                   17,348                           18,676                  46,353
03/31/96                   21,724                           22,803                  49,103
06/30/96                   19,740                           21,453                  51,595
09/30/96                   18,695                           21,026                  53,500
12/31/96                   17,793                           19,758                  58,251
03/31/97                   16,473                           18,114                  58,505
06/30/97                   14,423                           15,898                  68,711
09/30/97                   14,571                           16,091                  73,857
12/31/97                    9,852                           11,395                  75,978
03/31/98                   10,722                           12,346                  86,553
06/30/98                    9,650                           11,564                  89,402

[END PLOT POINTS OF LINE CHART GRAPHIC]

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
              GLOBAL HARD        S&P 500         LIPPER
                ASSETS            INDEX         BENCHMARK
YTD              -2.05%          17.71%            1.49%
1 YEAR          -33.09%          30.17%          -27.26%
5 YEAR          -11.99%          23.04%           -8.80%
10 YEAR          -5.37%          18.53%           -2.59%
INCEPTION        -0.27%          18.48%            1.13%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Global Hard Assets Portfolio (the "Portfolio"), formerly the Gold Stock Portfolio, at its inception with a similar investment in the S&P 500 Index and the Lipper benchmark. For the purposes of this line graph, and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes reinvestment of all dividends and distributions.

The investment objective of the Portfolio was changed on May 1, 1998. The Lipper benchmark reflects the performance of the Lipper Gold Fund Average from August 1, 1985 through April 30, 1998 and the Lipper Natural Resources Fund Average from May 1, 1998 through June 30, 1998. The Lipper Gold Fund and Natural Resources Fund benchmarks are based on the average of all mutual funds within the corresponding objective as compiled by Lipper Analytical Services. The averages include the reinvestment of all dividends and underlying fund operating expenses.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on policies which may include a premium tax charge, account fees, cost of insurance, mortality expense and surrender charge, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                        (Unaudited)
                                        Six Months      Year Ended     Year Ended     Year Ended    Year Ended   Year Ended
                                          Ended          December       December       December      December     December
                                       June 30, 1998     31, 1997       31, 1996       31, 1995      31, 1994     31, 1993

  Net asset value, beginning of period  $     8.92     $    16.60     $    16.61     $    16.25   $    19.00    $    11.57

  Income From Investment Operations
    Net investment income (loss)              0.04           0.02          (0.03)          0.05         0.03          0.02
    Net gains and losses on securities
      and foreign currency (both
      realized and unrealized)               (0.23)         (7.30)          0.45           0.40        (2.65)         7.43
                                        ----------     ----------     ----------     ----------   ----------    ----------

    Total from investment operations         (0.19)         (7.28)          0.42           0.45        (2.62)         7.45

  Less Distributions to Shareholders
    Dividends from net investment income                    (0.02)                        (0.05)       (0.03)        (0.02)
    Dividends in excess of net
      investment income                                     (0.07)                        (0.04)
    Distributions from capital gains                                       (0.43)
    Distributions in excess of capital gains                (0.31)                                     (0.10)
    Returns of capital
                                        ----------     ----------     ----------     ----------   ----------    ----------

    Total distributions                       0.00          (0.40)         (0.43)         (0.09)       (0.13)        (0.02)

  Net asset value, end of period        $     8.73     $     8.92     $    16.60     $    16.61   $    16.25    $    19.00
                                        ==========     ==========     ==========     ==========   ==========    ==========

  Total Return (A)                           (2.05%)       (44.63%)         2.57%          2.76%      (13.77%)       63.90%

  Ratios to Average Net Assets:
    Expenses                                  1.01%          1.07%          1.04%          1.01%        0.99%         1.01%
    Net investment income                     1.06%          0.63%         (0.11%)         0.24%        0.18%         0.14%

  Portfolio Turnover Rate                    92.14%         19.70%         64.78%         23.98%       11.12%         7.32%

  Average Commission Rate Paid          $    0.0173    $    0.0181     $   0.0151

  Net Assets, At End of period          $ 4,814,193    $ 5,204,654     $7,554,427     $6,867,645   $7,351,625    $7,863,581

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------------------
   COMMON STOCK--72.70%
                                              Number     Market Value
  Company                                   of Shares      (Note B)
----------------------------------------------------------------------
  Construction-1.47%
  J. Ray McDermott, SA+                         1,700      $   70,550
                                                           ----------
  Forest Products & Paper-7.69%
  Asia Pulp & Paper Co., Ltd.                   3,100          34,875
  Bowater, Inc.                                 1,200          56,700
  Fort James Corp.                              1,400          62,300
  St. Laurent Paperboard, Inc.+                 6,300          72,618
  The Mead Corp.                                1,600          50,800
  Willamette Industries, Inc.                   2,900          92,800
                                                           ----------
                                                              370,093
                                                           ----------
  Lodging-1.71%
  Signature Resorts, Inc.+                      5,000          82,500
                                                           ----------
  Mining & Metals - Ferrous & Nonferrous-6.19%
  Aluminum Company of America                   2,200         145,062
  Billiton, PLC                                27,500          55,753
  Portman Mining, Ltd.+                        15,600          12,559
  Steel Dynamics, Inc.+                         6,100          84,637
                                                           ----------
                                                              298,011
                                                           ----------
  Mining & Metals - Precious-10.59%
  Acacia Resources, Ltd.                       15,000          15,977
  Anglogold, Ltd.                               1,000          40,577
  Ashanti Goldfields Company, Ltd.              2,222          16,597
  Barrick Gold Corp.                            2,000          38,375
  Cameco Corp.                                  1,100          30,670
  Getchell Gold Corp.+                          2,000          30,000
  Gold Fields of South Africa,
    Ltd., ADR                                   4,000          46,250
  Greenstone Resources, Ltd.                    7,000          27,125
  Homestake Mining Co.                          5,000          51,875
  Normandy Mining, Ltd.                        60,000          49,046
  Romarco Minerals, Inc.+                      16,000          20,673
  Stillwater Mining Co.+                        3,000          81,375
  Western Areas Gold Mining
    Company, Ltd.                              19,000          61,291
                                                           ----------
                                                              509,831
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Oil & Gas - Integrated-17.33%
  British Petroleum Co., ADR                    1,300      $  114,725
  Chieftain International, Inc.+                5,000         118,437
  Louis Dreyfus Natural Gas Corp.+              4,000          75,750
  Mobil Corp.                                   1,500         114,938
  Phillips Petroleum Co.                        1,900          91,556
  Pride International, Inc.+                    4,400          74,525
  Royal Dutch Petroleum Co.                     2,000         109,625
  Stone Energy Corp.+                           1,900          67,569
  Swift Energy Co.                              4,200          66,938
                                                           ----------
                                                              834,063
                                                           ----------
  Oil & Gas Producers-2.01%
  KCS Energy, Inc.                              5,700          65,194
  Smith International, Inc.+                      900          31,331
                                                           ----------
                                                               96,525
                                                           ----------
  Oil & Gas Services-1.69%
  BJ Services Co.+                              2,800          81,375
                                                           ----------
  Real Estate-23.21%
  Arden Realty, Inc.                            3,000          77,625
  Bentall Corp.                                 5,000          57,803
  Boardwalk Equities, Inc.+                     6,000          69,364
  Brandywine Realty Trust                       1,500          33,562
  Cadillac Fairview Corp.+                      4,000          92,000
  Cornerstone Properties, Inc.                  5,500          96,938
  Equity Office Properties Trust                4,000         113,500
  Equity Residential Properties Trust           1,500          71,156
  Mack-Cali Realty Corp.                        2,300          79,063
  Patriot American Hospitality, Inc.            3,500          83,781
  Philips International Realty Corp.            5,000          82,500
  Prentiss Properties Trust                     3,200          77,800
  Starwood Lodging Trust                        2,000          96,625
  TrizecHahn Corp.                              4,000          85,750
                                                           ----------
                                                            1,117,467
                                                           ----------
  Utilities - Electric & Gas-0.81%
  Enersis SA, ADR                               1,600          39,100
                                                           ----------
    TOTAL COMMON STOCK
      (Cost $3,896,237)                                     3,499,515
                                                           ----------

  +Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   RIGHTS AND WARRANTS--0.03%
                                              Number    Market Value
  Company                                   of Shares     (Note B)
---------------------------------------------------------------------
  Mining & Metals - Precious-0.03%
  Randfontein Estates Gold,
    exp. 06/01/02+                              2,470      $    1,384
  Rift Resources, Ltd., exp. 08/01/98+         50,000               0
                                                           ----------
                                                                1,384
                                                           ----------
 TOTAL RIGHTS AND WARRANTS
   (Cost $0)                                                    1,384
                                                           ----------

  +Non-income producing security.

---------------------------------------------------------------------
   SHORT-TERM OBLIGATIONS--20.03%
                                              Principal  Market Value
  Company                                       Value      (Note B)
---------------------------------------------------------------------

  Financial Services-9.76%
  American Express Capital Corp.,
    5.950%, due 07/01/98                     $235,000      $  235,000
  General Electric Capital Corp.,
    5.600%, due 07/01/98                      235,000         235,000
                                                           ----------
                                                              470,000
                                                           ----------
  U.S. Government & Agency Obligations-10.27%
  U.S. Treasury Bill, 4.980%,
    due 09/17/98                              500,000         494,605
                                                           ----------

   TOTAL SHORT-TERM OBLIGATIONS
    (Cost $964,605)                                           964,605
                                                           ----------
   TOTAL INVESTMENTS
    (Cost $4,860,842)                           92.76%      4,465,504
   Other assets, less liabilities                7.24         348,689
                                              -------         -------

   TOTAL NET ASSETS                            100.00%     $4,814,193
                                               ======      ==========

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO


                 "We believe that our strategy of searching out
               rapidly growing companies, early in their develop-
                  ment, and growth stocks at reasonable prices
                should be a favorable one for investors in 1998."
           --John W. Ballen and Toni Y. Shimura, Portfolio Managers--


             -----------------------------------------------------
                                 INCEPTION DATE
                                   May 1, 1995
             -----------------------------------------------------
                                  FUND MANAGER
                    Massachusetts Financial Services Company
             -----------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY

                To seek long-term growth of capital by investing
              primarily in common stocks of small and medium-sized
             companies. The Portfolio is intended for investors who
               understand and are willing to accept risks entailed
                     in seeking long-term growth of capital.
             -----------------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $77,665,917
              -----------------------------------------------------
                               NUMBER OF HOLDINGS
                                       141
             -----------------------------------------------------
                               PORTFOLIO TURNOVER
                                     29.60%
             -----------------------------------------------------


             -----------------------------------------------------
                                 IN THIS SECTION
             -----------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

             -----------------------------------------------------

                                 JOHN W. BALLEN
                            Executive Vice President

  o Director, MFS Equity Portfolio Management
  o Joined MFS in 1984
  o Serves as MFS senior small capitalization growth equity portfolio manager
  o M.B.A. from Standford University Graduate School of Business
  o B.A. from Harvard University

             -----------------------------------------------------
                                 TONI Y. SHIMURA
                           Vice President, Investments

      o Joined MFS in 1987
      o M.B.A. from Sloan School of Management, Massachusetts Institute of Technology
      o B.A. from Wellesley College

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO

[PIE CHART]
% of Portfolio ++

Common Stock-92.53%
Preferred Stock-3.99%
Short-Term Obligations-2.67%
Cash-0.81%
[END PIE CHART]


     For the six months ended June 30, 1998, the JPVF Emerging Growth Portfolio provided a return of 20.78%. This compares to a 5.46% return for the Russell 2000 Growth Index, 4.93% for the Russell 2000 Total Return Index, and a 17.71% return for the S&P 500 Index (all unmanaged, but commonly used measures of stock performance).

     Low inflation, low interest rates, and a robust U.S. economy created a positive backdrop for emerging growth stocks in the first half of 1998. It was, however, a volatile period. Although seemingly far away, the economic problems in Asia were probably the most important factors affecting the U.S. market during this period. Concerns relating to Asia drove premiums for liquidity to very high levels - in other words, investors were willing to pay much higher valuations for the liquidity offered by bigger capitalization stocks. Consequently, the mid-cap and larger-cap growth stocks in our Portfolio tended to outperform the smaller stocks during this period. Also, concerns about Asia affected companies with significant exposure to the region, such as technology stocks, many of which experienced a roller coaster ride. Fortunately, the Portfolio's technology holdings were primarily in computer software and networking, rather than the more volatile semiconductor stocks which have a lot of business in Asia.

     The Portfolio continued to benefit from the solid performance of its technology holdings, where earnings were surprisingly strong despite issues relating to Asia. Stocks which contributed to performance included Cisco, Microsoft, SAP, BMC Software and Compuware - all companies whose products were in strong demand by companies seeking increasing productivity. Consolidation in the telecommunications industry helped increase value in holdings such as WorldCom, MCI, and Global Telesystems. Better than expected earnings and industry consolidation also helped other companies such as Tyco International and AirTouch. One stock which did not do as well as we would have liked was Cendant, the merger of HFS and CUC International. The company encountered difficulties because of accounting problems at CUC.

-------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
-------------------------------------

Tyco International, Ltd.   6.46%
Cisco Systems, Inc.        5.78%
Computer Associates
   International, Inc.     4.82%
Microsoft Corp.            4.63%
Cendant Corp.              4.21%
BMC Software, Inc.         4.12%
Systeme, Anwendungen,
   Produckte               3.99%
Oracle Corp.               3.71%
Compuware Corp.            3.56%
United Healthcare Corp.    3.07%

-----------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
-----------------------------------

Computer Software - Mini
   & Micro                22.26%
Retail Stores             12.39%
Telecommunications         7.98%
Healthcare                 6.56%
Electronics                6.46%
Computer Software -
   Mainframe               6.40%
Computer Network           5.78%
Travel Services            4.23%
Broadcasting               3.56%
Multimedia                 2.17%

  ++Represents market value of
     investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO

   Emerging Growth Portfolio, Russell 2000 Index and Russell 2000 Growth Index

               Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]

Date              Emerging Growth Portfolio             Russell 2000            Russell 2000 Growth
05/01/95                  $10,000                          $10,000                 $10,000
06/30/95                   10,962                           10,681                  10,829
09/30/95                   12,821                           11,728                  12,060
12/31/95                   13,291                           11,984                  12,239
03/31/96                   14,225                           12,593                  12,862
06/30/96                   15,349                           13,241                  13,523
09/30/96                   15,938                           13,285                  13,569
12/31/96                   15,724                           13,963                  14,264
03/31/97                   14,483                           13,244                  13,530
06/30/97                   17,184                           15,381                  15,713
09/30/97                   19,507                           17,662                  18,043
12/31/97                   18,942                           17,062                  17,430
03/31/98                   22,928                           18,819                  19,501
06/30/98                   22,878                           17,959                  18,382

[END PLOT POINTS OF LINE CHART GRAPHIC]

We think the stock will recover as those issues are resolved and the company starts to surprise positively on the earnings front.

     Looking ahead, we see a number of things affecting our market. First, the potential for interest rates to rise from currently very low levels is something we're always on the lookout for, given the continued strength of the U.S. economy and the tight labor market. If rates rise, interest sensitive stocks such as financials and TV and radio broadcasters could see their valuations come under pressure. So to be on the cautious side, we've trimmed back on some of our holdings in these areas.

     Secondly, we believe we are at the beginning of an ongoing slowdown in profit growth for the economy and the S&P 500. We've already seen the early manifestations of this in the first half of 1998, with earnings disappointments for quite a few companies. We think this bodes well for emerging growth stocks since many of them are expected to generate earnings growth far superior to that of the broader market. As a result, technology continues to be an area of emphasis since selected software and networking companies are generating some of the strongest, most consistent earnings growth that we have been able to identify. Another area we believe offers great potential is the business and computer services market. We own, for example, information technology and outsourcing firms which help other companies focus on their core businesses. Telecommunications is another industry where we see many opportunities given the increased competition and consolidation which is taking place on a global basis. In our view, the companies which can grow the fastest, and at the same time sustain and consistently deliver high growth, will be well rewarded by the marketplace. Thus, we believe that our strategy of searching out rapidly growing companies, early in their development, and growth stocks at reasonable prices should be a favorable one for investors in 1998.


-----------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

                       RUSSELL
                        2000      RUSSELL
           EMERGING    GROWTH     2000
            GROWTH      INDEX     INDEX

YTD         20.78%      5.46%     4.93%
1 YEAR      33.14%     16.99%    16.50%
INCEPTION   29.86%     21.17%    20.78%

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index and the Russell 2000 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Russell 2000 Growth Index and the Russell 2000 Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                                                                                 Period From
                                          (Unaudited)                                            May 1, 1995
                                          Six Months         Year Ended        Year Ended          Through
                                             Ended            December          December           December
                                         June 30, 1998        31, 1997          31, 1996         31, 1995 (A)
  Net asset value, beginning of period    $    17.47         $    15.23         $    13.29        $    10.00

  Income From Investment Operations
    Net investment loss                        (0.05)             (0.07)             (0.05)            (0.04)
    Net gains and losses on securities
     and foreign currency
    (both realized and unrealized)              3.68               3.19               2.48              3.33
                                          ----------         ----------         ----------        ----------

    Total from investment operations            3.63               3.12               2.43              3.29

  Less Distributions to Shareholders
    Dividends from net investment income
    Dividends in excess of net
      investment income
    Distributions from capital gains           (0.06)             (0.88)             (0.49)
    Distributions in excess of capital gains
    Returns of capital
                                          -----------        -----------        -----------       -----------

    Total distributions                        (0.06)             (0.88)             (0.49)             0.00

  Net asset value, end of period          $    21.04         $    17.47         $    15.23        $    13.29
                                          ==========         ==========         ==========        ==========

  Total Return (B)                             20.78%             20.47%             18.30%            32.91%

  Ratios to Average Net Assets:
    Expenses                                    0.89%              1.00%              1.16%             1.63% (C)
    Net investment income                      (0.58%)            (0.61%)            (0.48%)           (0.84%)(C)

  Portfolio Turnover Rate                      29.60%            122.85%             94.58%            30.31%

  Average Commission Rate Paid            $    0.0544        $    0.0688        $    0.0390

  Net Assets, At End of Period            $77,665,917        $56,229,175        $30,794,030       $11,439,524

(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Jefferson Pilot Financial Separate Account A.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C) Per share data and ratios calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--93.77%

                                               Number    Market Value
  Company                                    of Shares     (Note B)
---------------------------------------------------------------------
  Advertising-0.01%
  DoubleClick, Inc.+                              100      $    4,969
                                                           ----------
  Aerospace & Defense-0.83%
  Gulfstream Aerospace Corp.+                   7,800         362,700
  Saab, AB, Class B+                           26,525         279,389
                                                           ----------
                                                              642,089
                                                           ----------
  Banking-0.06%
  U.S. Trust Corp.+                               600          45,750
                                                           ----------
  Broadcasting-3.61%
  CBS Corp.                                    14,500         460,375
  Clear Channel Communications, Inc.+           6,125         668,391
  Cox Radio, Inc.+                             13,600         588,200
  Hearst-Argyle Television, Inc.+               3,300         132,000
  Heftel Broadcasting Corp.+                    3,300         147,675
  Jacor Communications, Inc.+                   9,600         566,400
  Univision Communications, Inc.+               6,500         242,125
                                                           ----------
                                                            2,805,166
                                                           ----------
  Commercial Services-0.30%
  Central Parking Corp.                           800          36,400
  Consolidated Capital Corp.+                   8,900         200,111
                                                           ----------
                                                              236,511
                                                           ----------
  Computer Equipment & Services-1.86%
  Compaq Computer Corp.                         5,000         141,875
  Computer Sciences Corp.                      10,900         697,600
  First Data Corp.                             17,300         576,306
  SunGard Data Systems, Inc.+                     900          34,537
                                                           ----------
                                                            1,450,318
                                                           ----------
  Computer Information & Technology-1.99%
  Affiliated Computer Services, Inc.+           7,000         269,500
  DA Consulting Group, Inc.+                      700          10,063
  Elsag Bailey Process Automation, N.V.+        2,800          67,375
  HBO & Co.                                    20,200         712,050
  Technology Solutions Co.+                    15,100         478,481
  Whittman-Hart, Inc.+                            200           9,675
                                                           ----------
                                                            1,547,144
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Computer Information Systems-1.96%
  ARM Holdings, PLC+                              200      $    3,838
  ARM Holdings, PLC, ADR+                       2,800         171,500
  Ceridian Corp.+                               3,600         211,500
  DST Systems, Inc.+                            4,200         235,200
  International Integration, Inc.+                200           3,450
  Policy Management Systems Corp.+              9,600         376,800
  SEMA Group, PLC                              26,300         309,386
  The BISYS Group, Inc.+                        5,100         209,100
                                                           ----------
                                                            1,520,774
                                                           ----------
  Computer Network-5.85%
  Cisco Systems, Inc.+                         49,400       4,547,888
                                                           ----------
  Computer Software - Mainframe-6.49%
  Cadence Design Systems, Inc.+                64,460       2,014,375
  Mobius Management Systems, Inc.+              4,700          70,500
  Oracle Corp.+                               118,850       2,919,253
  Siebel Systems, Inc.+                         1,100          35,475
                                                           ----------
                                                            5,039,603
                                                           ----------
  Computer Software - Mini & Micro-18.51%
  Autodesk, Inc.                                2,600         100,425
  BMC Software, Inc.+                          62,400       3,240,900
  Computer Associates International, Inc.      68,212       3,790,029
  Compuware Corp.+                             54,800       2,801,650
  Microsoft Corp.+                             33,600       3,641,400
  Sun Microsystems, Inc.+                       3,100         134,656
  Synopsys, Inc.+                              13,047         596,901
  Xilinx, Inc.+                                 2,100          71,400
                                                           ----------
                                                           14,377,361
                                                           ----------
  Consulting Services-0.32%
  Renaissance Worldwide, Inc.+                 11,500         250,125
                                                           ----------
  Cosmetics & Personal Care-0.17%
  Carson, Inc.+                                16,800         132,300
                                                           ----------

  +Non-Income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Educational Services-0.81%
  Computer Learning Centers, Inc.+              6,100      $  151,737
  Learning Tree International, Inc.+           21,750         437,719
  School Specialty, Inc.+                       2,194          35,919
                                                           ----------
                                                              625,375
                                                           ----------
  Electronics-6.55%
  Tyco International, Ltd.                     80,708       5,084,604
                                                           ----------
  Electronics - Semiconductors-0.55%
  Altera Corp.+                                13,300         393,181
  Intel Corp.                                     500          37,063
                                                           ----------
                                                              430,244
                                                           ----------
  Entertainment & Leisure-0.56%
  Gemstar International Group, Ltd.+            2,500          93,594
  Harrah's Entertainment, Inc.+                10,200         237,150
  Premier Parks, Inc.+                          1,500          99,937
                                                           ----------
                                                              430,681
                                                           ----------
  Environmental Controls-0.24%
  USA Waste Services, Inc.+                     3,800         187,625
                                                           ----------
  Financial Services-1.92%
  ARM Financial Group, Inc.                     2,300          50,887
  Associates First Capital Corp.                3,100         238,313
  Donaldson, Lufkin & Jenrette, Inc.            2,600         132,112
  Franklin Resources, Inc.                     11,400         615,600
  Morgan Stanley, Dean Witter, & Co.            4,200         383,775
  NOVA Corp.+                                   2,000          71,500
                                                           ----------
                                                            1,492,187
                                                           ----------
  Food Service & Restaurants-0.42%
  Applebee's International, Inc.                5,700         127,538
  Buffets, Inc.+                               12,700         199,231
                                                           ----------
                                                              326,769
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Healthcare-6.65%
  Cardinal Health, Inc.                         2,300      $  215,625
  Columbia/HCA Healthcare Corp.                 3,200          93,200
  HEALTHSOUTHCorp.+                            22,000         587,125
  Health Management Associates, Inc.+           1,050          35,109
  Integrated Health Services, Inc.              5,600         210,000
  McKesson Corp.                                4,450         361,562
  Orthodontics Centers of America, Inc.+        7,100         148,656
  PacifiCare Health Systems, Inc.+              4,300         380,013
  Province Healthcare Co.+                        100           2,769
  Total Renal Care Holdings, Inc.+             11,209         386,711
  United Healthcare Corp.                      38,100       2,419,350
  Wellpoint Health Networks, Inc.+              4,400         325,600
                                                           ----------
                                                            5,165,720
                                                           ----------
  Household Products-0.18%
  Rubbermaid, Inc.                              4,200         139,388
                                                           ----------
  Human Resources-1.48%
  AccuStaff, Inc.+                             34,101       1,065,656
  Metamor Worldwide, Inc.+                      2,400          84,450
                                                           ----------
                                                            1,150,106
                                                           ----------
  Insurance-0.45%
  Ace, Ltd.                                     1,500          58,500
  Annuity and Life Re Holdings, Ltd.+           4,200          92,925
  Conseco, Inc.                                   800          37,400
  Life Re Corp.                                 1,000          82,000
  Skandia Forsakrings, AB                       5,500          78,622
                                                           ----------
                                                              349,447
                                                           ----------
  Lodging-0.68%
  Promus Hotel Corp.+                          13,682         526,757
                                                           ----------

  +Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Manufacturing-0.17%
  Cable Design Technologies+                    3,200      $   66,000
  SI Handling Systems, Inc.                     4,850          63,656
                                                           ----------
                                                              129,656
                                                           ----------
  Marketing Services-0.18%
  Taylor Nelson Sofres, PLC                    69,000         141,615
                                                           ----------
  Medical Products-1.03%
  Boston Scientific Corp.+                      4,500         322,312
  Guidant Corp.                                 2,300         164,019
  Medtronic, Inc.                               3,000         191,250
  PSS World Medical, Inc.+                      1,500          21,938
  STERIS Corp.+                                 1,600         101,750
                                                           ----------
                                                              801,269
                                                           ----------
  Multimedia-2.20%
  Time Warner, Inc.                             9,500         811,656
  Viacom, Inc., Class B+                       15,400         897,050
                                                           ----------
                                                            1,708,706
                                                           ----------
  Office Equipment-0.44%
  Danka Business Systems, PLC                  20,400         240,975
  IKON Office Solutions, Inc.                   6,200          90,288
  Viking Office Products, Inc.+                   200           6,275
                                                           ----------
                                                              337,538
                                                           ----------
  Pharmaceutical-0.04%
  ICON, PLC+                                      100           2,525
  King Pharmaceuticals, Inc.+                   2,200          30,800
                                                           ----------
                                                               33,325
                                                           ----------
  Publishing & Printing-0.03%
  Workflow Management, Inc.+                    2,632          21,222
                                                           ----------
  Retail Stores-12.56%
  CVS Corp.                                    17,100         665,831
  Consolidated Stores Corp.+                    2,050          74,313

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Retail Stores-(Continued)
  Corporate Express, Inc.+                     21,850      $  277,222
  Dollar General Corp.                            875          34,617
  Duane Reade, Inc.+                              200           6,000
  Fred Meyer, Inc.+                            27,890       1,185,325
  General Nutrition Companies, Inc.+            4,600         143,175
  Kohl's Corp.+                                 2,600         134,875
  Linens 'N Things, Inc.+                       2,200          67,238
  Lowe's Companies, Inc.                       17,000         689,562
  Micro Warehouse, Inc.+                       18,000         279,000
  Office Depot, Inc.+                          47,600       1,502,375
  Proffitt's, Inc.+                             1,800          72,675
  Republic Industries, Inc.+                   52,700       1,317,500
  Rite Aid Corp.                               32,900       1,235,806
  Safeway, Inc.+                                5,500         223,781
  Staples, Inc.+                               17,450         504,959
  The Home Depot, Inc.                         15,800       1,312,387
  U.S. Office Products Co.+                     1,335          26,033
                                                           ----------
                                                            9,752,674
                                                           ----------
  Shipbuilding-0.35%
  Newport News Shipbuilding, Inc.              10,100         270,175
                                                           ----------
  Telecommunications-8.09%
  AirTouch Communications, Inc.+                5,400         315,562
  Amdocs, Ltd.+                                 1,100          16,637
  Century Telephone Enterprises, Inc.           7,650         350,944
  Global TeleSystems Group, Inc.+              18,900         921,375
  Intermedia Communications, Inc.+             26,400       1,107,150
  MCI Communications Corp.                     28,800       1,674,000
  Sprint Corp.                                  3,000         211,500
  Tel-Save Holdings, Inc.+                     10,900         160,775
  WorldCom, Inc.+                              31,480       1,524,813
                                                           ----------
                                                            6,282,756
                                                           ----------
  Telecommunications Equipment-1.85%
  American Tower Corp.,
        Class A+                                6,000         149,625

  +Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Telecommunications Equipment-Continued
  Aspect Telecommunications Corp.+                800      $   21,900
  Loral Space & Communications, Ltd.+           5,500         155,375
  Lucent Technologies, Inc.                     9,200         765,325
  Tellabs, Inc.+                                4,800         343,800
                                                           ----------
                                                            1,436,025
                                                           ----------

  Transportation-0.09%
  Coach USA, Inc.+                              1,600          73,000
                                                           ----------
  Travel Services-4.29%
  Cendant Corp.+                              158,665       3,312,132
  Navigant International,Inc.+                  1,974          16,781
                                                           ----------
                                                            3,328,913
                                                           ----------
    TOTAL COMMON STOCK
    (Cost $56,634,189)                                     72,825,775
                                                           ----------

---------------------------------------------------------------------
   PREFERRED STOCK--4.05%
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Computer Software - Mini & Micro-4.05%
  Systeme, Anwendugen, Produckte                4,630     $ 3,142,244
                                                           ----------
    TOTAL PREFERRED STOCK
    (Cost $1,330,305)                                       3,142,244
                                                           ----------

---------------------------------------------------------------------
   SHORT-TERM OBLIGATIONS--2.70%
                                              Principal   Market Value
  Company                                       Value       (Note B)
---------------------------------------------------------------------
  U.S. Government &Agency Obligations-2.70%
  Federal Home Loan Bank,
      5.400%, due 07/01/98                 $2,100,000     $ 2,100,000
                                                           ----------
    TOTAL SHORT-TERM OBLIGATIONS
    (Cost $2,100,000)                                       2,100,000
                                                           ----------
    TOTAL INVESTMENTS
    (Cost $60,064,494)                         100.52%     78,068,019
  Other assets, less liabilities                (0.52)       (402,102)
                                               ------      ----------

    TOTAL NET ASSETS                           100.00%    $77,665,917
                                               ======     ===========

  +Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO

                 "We continue to emphasize a wide array of large
                    capitalization companies with compelling
               fundamentals and strong earnings growth potential."
                                 --Mark Pinto, Portfolio Manager--

               -------------------------------------------------
                                 INCEPTION DATE
                                   May 1, 1992
                -------------------------------------------------
                                  FUND MANAGER
                            Janus Capital Corporation
                -------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek capital growth. Realization of income is
                 not a significant investment consideration and
                     any income realized will be incidental.
                -------------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                  $173,459,262
                -------------------------------------------------
                               NUMBER OF HOLDINGS
                                       47
                -------------------------------------------------
                               PORTFOLIO TURNOVER
                                     26.60%
                -------------------------------------------------


               -------------------------------------------------
                                 IN THIS SECTION
               -------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

               -------------------------------------------------

                                 MARK PINTO, CFA
                                 Vice President

                   o  Joined Janus Capital Corporation in 1994
                   o  12 years of investment experience
                   o  B.A. from Yale University
                   o  M.B.A. from Harvard University
                   o  Chartered Financial Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO

[PIE CHART]
 % of Portfolio++

Common Stock-97.91%
Cash-2.09%
[END PIE CHART]

     The markets made modest gains during the second quarter, with the S&P 500 Index rising 3.3% and the Russell 1000 Growth Index increasing 4.5%. After starting out the quarter on a strong note, the markets struggled midway through the period amid a flood of bad news out of Asia and a series of earnings downgrades in the semiconductor industry. The S&P 500 rebounded later in the quarter, led by established blue chip stocks that withstood the earnings downdraft from Asia.

     On the bright side, weakness in Asia has helped keep the U.S. economy from overheating, offsetting continued strength in consumer spending. With inflation in check and investors anticipating a modest slowdown in economic growth during the remainder of the year, yields on the 30-year U.S. Treasury Bond fell to 5.6% by quarter end.

     Turning to the Portfolio, we outpaced our benchmark, the S&P 500, due to strong gains in our technology and telecommunications holdings. Our investment approach has not changed - we seek out market leaders with visible earnings, and we are currently capitalizing on opportunities in technology, life sciences, financial services, and media/cable sectors.

     Our most successful technology holdings, such as Dell Computer, Cisco Systems and Microsoft, sailed through the Asian crisis with no visible earnings impact. We met recently with Cisco's senior management, and remain excited about the company's potential. Demand for Cisco's "IP" switches is expected to surge as telephone companies and other providers upgrade their networks to accommodate the rising volume of voice and data traffic. Meanwhile, Microsoft shook off the Justice Department's anti-trust charges to move ahead following a favorable Appeals Court opinion. Additionally, Microsoft's prospects appear strong as they prepare to launch several exciting new products, including Windows 98 and Windows NT 5.0, early next year.

     Our pharmaceutical holdings were also solid performers. Warner Lambert has benefited from rapid market share penetration by its two new products - Lipitor, an anti-cholesterol treatment, and Rezulin, which treats diabetes.The company is poised for 40% earnings growth during the second half of the year. Meanwhile, I still believe Pfizer offers extraordinary long-term earnings potential, even though the stock is fairly expensive. Its new male impotence drug, Viagra, has easily exceeded its initial projections. We expect the product to shake off recent safety concerns (reportedly linked to product misuse) and continue its impressive growth. Finally, Pfizer will also benefit from the rapid growth of Lipitor given its co-marketing arrangement with Warner Lambert.

     Among our financial services positions, we are very enthusiastic about BankAmerica and Morgan Stanley Dean Witter. BankAmerica's merger with Nationsbank establishes the combined entity as a dominant player with a wide and profitable geographic imprint. Management is commited to improving operating margins, and they have a good understanding of the changing role of banking in today's on-line marketplace. We also remain upbeat on Morgan Stanley Dean Witter. Morgan Stanley is the market leader in underwriting

----------------------------------------
                             PERCENT OF
TOP TEN EQUITIES             PORTFOLIO++
----------------------------------------
Morgan Stanley, Dean
   Witter, & Co.                5.51%
Dell Computer Corp.             4.96%
Microsoft Corp.                 4.91%
Warner-Lambert Co.              4.68%
Pfizer, Inc.                    4.15%
Monsanto Co.                    3.77%
Coca-Cola Enterprises, Inc.     3.73%
General Electric Co.            3.69%
Cisco Systems, Inc.             3.55%
E.I. du Pont de Nemours & Co.   3.31%

----------------------------------------
                             PERCENT OF
TOP TEN INDUSTRIES           PORTFOLIO++
----------------------------------------
Financial Services             14.42%
Pharmaceutical                 14.28%
Telecommunications              6.97%
Chemicals                       6.47%
Computer Equipment & Services   4.97%
Computer Software - Mini
   & Micro                      4.91%
Biotechnology                   3.77%
Beverages                       3.73%
Manufacturing                   3.69%
Electronics - Semiconductors    3.60%

    ++Represents market value of
       investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO

                Capital Growth Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]

Date                Capital Growth Portfolio             S&P 500 Index
05/01/92                  $10,000                          $10,000
06/30/92                   10,087                            9,958
09/30/92                   10,925                           10,272
12/31/92                   12,724                           10,787
03/31/93                   13,604                           11,256
06/30/93                   13,635                           11,310
09/30/93                   14,752                           11,598
12/31/93                   15,869                           11,867
03/31/94                   15,387                           11,420
06/30/94                   14,720                           11,470
09/30/94                   15,553                           12,031
12/31/94                   15,353                           12,028
03/31/95                   16,045                           13,195
06/30/95                   17,479                           14,451
09/30/95                   20,143                           15,596
12/31/95                   21,762                           16,532
03/31/96                   23,919                           17,512
06/30/96                   25,766                           18,399
09/30/96                   26,224                           19,074
12/31/96                   25,951                           20,767
03/31/97                   26,015                           20,860
06/30/97                   30,540                           24,494
09/30/97                   33,805                           26,326
12/31/97                   33,582                           27,079
03/31/98                   39,281                           30,849
06/30/98                   41,989                           31,864

[END PLOT POINTS OF LINE CHART GRAPHIC]

and mergers and acquisitions activity, and is expanding its presence in the profitable asset management business. Morgan Stanley has also stepped up its share repurchase program, and the fundamentals in its other business lines, namely credit cards, are rapidly improving.

     Another area on which we are especially upbeat is our cable and media holdings. Cable companies are using improved cash flow to leverage their balance sheets. Moreover, the value of their cable infrastructure is getting more recognition, and was the driving force behind AT&T's recent purchase of Tele-Communications, Inc. (TCI). AT&T hopes to use TCI's network as a relatively low-cost entry point to the local telephone market. TCI's stock price advanced strongly leading up to the AT&T announcement, but we have now scaled back our interest in the company to concentrate on Comcast, Time Warner and MediaOne Group (the spin-off of US West Media Group). These providers are farther ahead in their network upgrades than TCI, and we believe they are better positioned to deploy their cable in rolling out telephone services.

     Although we were generally very pleased with our results, we did have a few disappointments during the quarter. Among our technology positions, Applied Materials and ASM Lithography slumped on negative earnings reports in the semiconductor industry. Despite their Asian exposure, we believe these companies offer promising long-term potential. Applied Materials, in particular, took advantage of the weakness to capture market share globally, and we expect it to emerge as a stronger, better-positioned company. During the quarter, we sold Texas Instruments following the announcement of its intention to divest its DRAM business.

     Looking forward, we believe that domestic market fundamentals will remain generally positive. On the upside, U.S. economic growth remains firm, and the dramatic decline in rates during the second quarter provided a positive backdrop for equities. Additionally, the domestic inflationary picture remains favorable. In fact, the recent turmoil surrounding the General Motors strike, in concert with reduced commodity prices, has created a very positive near-term inflation picture. On the downside, the turmoil in Asia is expected to continue, and many companies could see their earnings squeezed as a result. The biggest risk right now is the persistent weakness of the Japanese yen, which has renewed fears of a Chinese currency devaluation. Until the situation in the Far East becomes clearer, that region remains a major source of uncertainty for global financial markets.

     My approach to the Portfolio remains essentially the same. We continue to emphasize a wide array of large capitalization companies with compelling fundamentals and strong earnings growth potential. We have tried to minimize the Portfolio's exposure to Asia, and our success in this environment attests to the value of Janus' superior research capabilities. We continue to rely on our meticulous analysis, and we remain confident in our ability to navigate the negative pressures stemming from the collapse of the Far East, providing superior returns to our investors.


-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------
                CAPITAL    S&P 500
                GROWTH      INDEX
YTD             25.03%      17.71%
1 YEAR          37.49%      30.17%
5 YEAR          25.23%      23.04%
INCEPTION       26.19%      20.67%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months      Year Ended      Year Ended     Year Ended     Year Ended   Year Ended
                                             Ended         December        December       December       December     December
                                         June 30, 1998     31, 1997        31, 1996       31, 1995       31, 1994     31, 1993
  Net asset value, beginning of period    $     21.23     $     17.26     $    17.38     $    13.38    $    14.26    $    12.42

  Income From Investment Operations
    Net investment income (loss)                (0.01)                          0.05           0.03          0.03
    Net gains and losses on securities
     and foreign currency (both
     realized and unrealized)                    5.32            4.99           3.24           5.56         (0.49)         3.03
                                          -----------     -----------     ----------     ----------    ----------    ----------

    Total from investment operations             5.31            4.99           3.29           5.59         (0.46)         3.03

  Less Distributions to Shareholders
    Dividends from net investment income                                       (0.05)         (0.03)        (0.03)
    Dividends in excess of net
      investment income
    Distributions from capital gains            (0.06)          (0.81)         (3.36)         (1.56)        (0.33)        (1.19)
    Distributions in excess of capital gains                    (0.21)                                      (0.06)
    Returns of capital
                                          -----------     -----------     ----------     ----------    ----------    ----------

    Total distributions                         (0.06)          (1.02)         (3.41)         (1.59)        (0.42)        (1.19)

  Net asset value, end of period          $     26.48     $     21.23     $    17.26     $    17.38    $    13.38    $    14.26
                                          ===========     ===========     ==========     ==========    ==========    ==========

  Total Return (A)                              25.03%          29.41%         19.25%         41.74%        (3.26%)       24.73%

  Ratios to Average Net Assets:
    Expenses                                     1.07%           1.09%          1.13%          1.15%         1.22%         1.33%
    Net investment income                       (0.36%)          0.02%          0.30%          0.21%         0.25%        (0.11%)

  Portfolio Turnover Rate                       26.60%          91.66%        147.82%        170.32%       202.04%       162.79%

  Average Commission Rate Paid            $     0.0487    $     0.0568    $    0.0502

  Net Assets, At End of Period            $173,459,262    $124,123,995    $70,832,162    $49,853,029   $27,564,086   $15,373,489


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--97.57%
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Aerospace & Defense-1.67%
  Gulfstream Aerospace Corp.+                  62,450     $ 2,903,925
                                                           ----------
  Agricultural Operations-1.50%
  Delta & Pine Land Co.                        58,466       2,601,737
                                                           ----------
  Airlines-2.39%
  UAL Corp.+                                   53,220       4,151,160
                                                           ----------
  Automotive Parts & Equipment-1.28%
  Federal-Mogul Corp.                          32,875       2,219,062
                                                           ----------
  Banking-2.41%
  Citicorp                                     16,360       2,441,730
  The Bank of New York Co., Inc.               28,750       1,744,766
                                                           ----------
                                                            4,186,496
                                                           ----------
  Beverages-3.72%
  Coca-Cola Enterprises, Inc.                 164,230       6,446,027
                                                           ----------
  Biotechnology-3.76%
  Monsanto Co.                                116,660       6,518,377
                                                           ----------
  Broadcasting-1.97%
  CBS Corp.                                   107,435       3,411,061
                                                           ----------
  Chemicals-6.45%
  Cytec Industries, Inc.+                      55,550       2,458,088
  E.I. du Pont de Nemours & Co.                76,695       5,723,364
  Solutia, Inc.                               104,695       3,003,438
                                                           ----------
                                                           11,184,890
                                                           ----------
  Commercial Services-0.52%
  Gartner Group, Inc., Class A+                25,875         905,625
                                                           ----------
  Computer Equipment & Services-4.95%
  Autotote Corp., Class A+                      4,672          13,432
  Dell Computer Corp.+                         92,370       8,573,091
                                                           ----------
                                                            8,586,523
                                                           ----------
  Computer Information Systems-2.00%
  Parametric Technology Corp.+                127,575       3,460,472
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Computer Network-3.53%
  Cisco Systems, Inc.+                         66,577     $ 6,129,245
                                                           ----------
  Computer Software - Mainframe-2.32%
  Cadence Design Systems, Inc.+               128,515       4,016,094
                                                           ----------
  Computer Software - Mini & Micro-4.89%
  Microsoft Corp.+                             78,330       8,489,014
                                                           ----------
  Electronics - Semiconductors-3.59%
  ASM Lithography Holding, N.V.+               94,575       2,748,586
  Applied Materials, Inc.+                     57,300       1,690,350
  Intel Corp.                                  24,025       1,780,853
                                                           ----------
                                                            6,219,789
                                                           ----------
  Entertainment & Leisure-1.07%
  Carnival Corp.                               46,840       1,856,035
                                                           ----------
  Financial Services-14.37%
  Bank America Corp.                           38,790       3,352,911
  Fannie Mae                                   80,000       4,860,000
  Freddie Mac                                  75,700       3,562,631
  MGIC Investment Corp.                        25,870       1,476,207
  Morgan Stanley, Dean Witter, & Co.          104,200       9,521,275
  Newcourt Credit Group, Inc.                  18,095         890,048
  The Charles Schwab Corp.                     38,975       1,266,687
                                                           ----------
                                                           24,929,759
                                                           ----------
  Food Products-3.04%
  Ralston-Ralston Purina Group                 45,075       5,265,323
                                                           ----------
  Insurance-0.44%
  The PMI Group, Inc.                          10,400         763,100
                                                           ----------
  Manufacturing-3.68%
  General Electric Co.                         70,100       6,379,100
                                                           ----------
  Multimedia-3.06%
  Time Warner, Inc.                            62,150       5,309,941
                                                           ----------

  +Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number      Market Value
  Company                                   of Shares      (Note B)
----------------------------------------------------------------------
  Pharmaceutical-14.23%
  Bristol-Myers Squibb Co.                     26,750     $ 3,074,578
  Eli Lilly & Co.                              73,370       4,847,006
  Pfizer, Inc.                                 69,925       7,165,223
  Smithkline Beecham, ADR                      25,075       1,517,038
  Warner-Lambert Co.                          116,550       8,085,656
                                                           ----------
                                                           24,689,501
                                                           ----------
  Retail Stores-0.56%
  Fred Meyer, Inc.                             22,900         973,250
                                                           ----------
  Telecommunications-6.94%
  AT&T Corp.                                   28,125       1,606,641
  Comcast Corp., Special Class A               88,685       3,600,061
  Media One Group, Inc.+                      122,825       5,396,623
  Qwest Communications
        International, Inc.+                   41,200       1,436,850
                                                           ----------
                                                           12,040,175
                                                           ----------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Telecommunications Equipment-3.23%
  Linear Technology Corp.                      48,800    $  2,943,250
  Lucent Technologies, Inc.                    31,940       2,657,009
                                                           ----------
                                                            5,600,259
                                                           ----------
    TOTAL COMMON STOCK
    (Cost $118,778,834)                                   169,235,940
                                                           ----------
    TOTAL INVESTMENTS
    (Cost $118,778,834)                         97.57%    169,235,940
  Other assets, less liabilities                 2.43       4,223,322
                                               ------       ---------

    TOTAL NET ASSETS                           100.00%   $173,459,262
                                               ======    ============

  +Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO


               "We remain committed to finding the best long-term
                   growth companies of all sizes with capable
                 management, selling at reasonable valuations."
                           --Ronald C. Ognar, Portfolio Manager--

                -------------------------------------------------
                                 INCEPTION DATE
                                 January 1, 1998
                -------------------------------------------------
                                  FUND MANAGER
                         Strong Capital Management, Inc.
                -------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek capital growth by investing primarily in
                   equity securities that the Manager believes
                      have above-average growth prospects.
                -------------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $9,070,871
                -------------------------------------------------
                               NUMBER OF HOLDINGS
                                       104
                -------------------------------------------------
                               PORTFOLIO TURNOVER
                                     145.86%
                -------------------------------------------------


               -------------------------------------------------
                                 IN THIS SECTION
               -------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

               -------------------------------------------------

                              RONALD C. OGNAR, CFA

                      o  Joined Strong in 1993
                      o  30 years of investment experience
                      o  B.S. from University of Illinois
                      o  Chartered Financial Anyalst

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO

[PIE CHART]
 % of Portfolio++

Common Stock-95.79%
Cash-4.21%
[END PIE CHART]

     The year began with negative sentiment as the markets became pessimistic about the effects of the Asian slow down on the domestic economy. When the results of fourth quarter earnings reports generally met expectations, buyers returned to the market and propelled the major indexes to new highs. Worries about profit margin squeezes abounded in an environment of tight labor markets and increased price competition from Asian imports. However, these concerns were offset by strong cash flows into equities and the absence of inflation at both the producer and consumer levels.

     The rally lasted until mid-April, when investors began to worry about Fed tightening and the Japanese recession. Investors shunned small and mid-cap stocks and fled to the relative safety and liquidity of the blue-chip "mega-cap" stocks. Cash flows from foreign investors and retirement plans were also directed toward these large stocks. Thus, the gap between the performance of the largest-cap stocks and the rest of the market, which began in 1995, widened further.

     The S&P 500 ended the June quarter in record territory, gaining 3.3% in the second quarter and 17.7% for the first half. By contrast, the S&P Mid Cap index lost 2.1% in the second quarter, resulting in a first-half return of 8.6%, and the Russell 2000 Index of small-cap stocks lost -4.7% in the second quarter, returning 4.9% for the first half.

     Returns during the period were also remarkable in their wide disparity across the value-growth spectrum. Despite the already stretched valuations in the market, money flows strongly favored growth stocks for their ability to sustain earnings momentum in the face of a slowing economy. Higher market

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------
Kohl's Corp.               3.22%
Microsoft Corp.            2.55%
General Electric Co.       2.24%
Lowe's Companies, Inc.     2.17%
Cisco Systems, Inc.        2.17%
Pfizer, Inc.               2.09%
McKesson Corp.             1.83%
Lucent Technologies, Inc.  1.78%
Wal-Mart Stores, Inc.      1.75%
HBO & Co.                  1.73%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------
Retail Stores             18.96%
Computer Software - Mini
   & Micro                 9.83%
Financial Services         8.03%
Pharmaceutical             6.88%
Telecommunications
   Equipment               5.70%
Telecommunications         4.48%
Computer Network           4.23%
Healthcare                 3.63%
Human Resources            3.53%
Advertising                2.05j%

  ++Represents market value of
     investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO

                Growth Portfolio and Russell Mid-Cap Growth Index
              Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]

Date                  Growth Portfolio             Russell Mid-Cap Growth Index
12/31/97                  $10,000                           $10,000
 1/31/98                    9,858                             9,820
 2/27/98                   10,638                            10,743
 3/31/98                   11,160                            11,193
 4/30/98                   11,060                            11,345
 5/29/98                   10,716                            10,879
 6/30/98                   11,691                            11,187

[END PLOT POINTS OF LINE CHART GRAPHIC]

volatility was also evident, with swings of 1% or more on two-thirds of the trading days.

     The Growth Portfolio performed well, both in the second quarter and for the first half. In the first quarter, the Portfolio benefited from an emphasis on retailers and media stocks. These groups tend to out perform in the current strong consumer environment. Emphasis on retailers, software, and networking-related technology stocks contributed to the strong results in the second quarter. Retailers benefited from strong consumer spending as shoppers felt an increase in real wages. Data networking companies continue to advance as a result of the Internet explosion and the consolidation of the telecom hardware and networking industries.

     We increased positions in some of the large-cap holding such as GE and Intel. We believe technology is driving productivity enhancement and have increased holdings of software and telecom stocks.

     Over the long-term, we believe the bull market is sustainable, although earnings growth is decelerating. We continue to monitor the Asian situation for negative impact on our holdings. The drive for expanded computer capabilities and the internet will likely cause technology and telecom companies to dominate over the next few years. As the baby boom generation nears retirement, we expect holdings in healthcare to outperform. We remain committed to finding the best long-term growth companies of all sizes with capable management, selling at reasonable valuations.


----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
----------------------------------

                           RUSSELL
                           MID-CAP
                           GROWTH
               GROWTH       INDEX
YTD            16.91%      11.87%
INCEPTION      16.91%      11.87%

Commencement of operations January 2, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Mid-Cap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Russell Mid-Cap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                                       (Unaudited)
                                                       Six Months
                                                          Ended
                                                      June 30, 1998
  Net asset value, beginning of period                 $     10.00

  Income From Investment Operations
    Net investment income (loss)                             (0.02)
    Net gains and losses on securities
     and foreign currency (both
     realized and unrealized)                                 1.71
                                                       -----------

    Total from investment operations                          1.69

  Less Distributions to Shareholders
    Dividends from net investment income
    Dividends in excess of net investment income
    Distributions from capital gains
    Distributions in excess of capital gains
    Returns of capital
                                                       -----------

    Total distributions                                       0.00

  Net asset value, end of period                       $     11.69
                                                       ===========

  Total Return (A)                                           16.91%
  Ratios to Average Net Assets:
    Expenses                                                  1.07%
    Net investment income                                    (0.39%)

  Portfolio Turnover Rate                                   145.86%

  Average Commission Rate Paid                         $    0.0669

  Net Assets, At End of Period                         $ 9,070,871


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--98.71%
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Advertising-2.92%
  Lamar Advertising Co.+                        2,400       $  86,100
  Outdoor Systems, Inc.+                        4,500         126,000
  Snyder Communications, Inc.+                  1,200          52,800
                                                            ---------
                                                              264,900
                                                            ---------
  Airlines-1.10%
  Midwest Express Holdings, Inc.+               2,750          99,516
                                                            ---------
  Banking-1.37%
  Northern Trust Corp.                            900          68,625
  U.S. Bancorp                                  1,300          55,900
                                                            ---------
                                                              124,525
                                                            ---------
  Beverages-1.13%
  Coca-Cola Co.                                 1,200         102,600
                                                            ---------
  Biotechnology-1.05%
  Monsanto Co.                                  1,700          94,988
                                                            ---------
  Broadcasting-2.54%
  Chancellor Media Corp.+                       1,000          49,656
  Clear Channel Communications, Inc.+           1,100         120,038
  Heftel Broadcasting Corp.+                      700          31,325
  Jacor Communications, Inc.+                     500          29,500
                                                            ---------
                                                              230,519
                                                            ---------
  Building Construction-0.40%
  Integrated Electrical Services, Inc.+         1,800          36,225
                                                            ---------
  Commercial Services-1.85%
  Boron Lepore & Assoc.+                        1,500          57,000
  International Telecomm Data System+           1,700          49,300
  Lason, Inc.+                                    400          21,800
  Quintiles Transnational Corp.+                  800          39,350
                                                            ---------
                                                              167,450
                                                            ---------
  Computer Equipment & Services-1.27%
  Dell Computer Corp.+                          1,000          92,812
  Sykes Enterprises, Inc.+                      1,100          22,069
                                                            ---------
                                                              114,881
                                                            ---------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Computer Information & Technology-2.49%
  Fiserv, Inc.+                                 1,500     $    63,703
  HBO & Co.                                     4,600         162,150
                                                            ---------
                                                              225,853
                                                            ---------
  Computer Network-4.36%
  Ascend Communications, Inc.+                  2,500         123,906
  Cisco Systems, Inc.+                          2,200         202,538
  Fore Systems, Inc.+                           2,600          68,900
                                                            ---------
                                                              395,344
                                                            ---------
  Computer Software - Mini & Micro-10.13%
  America Online, Inc.                          1,400         148,400
  BMC Software, Inc.+                             900          46,744
  Cambridge Technology Partners, Inc.+          1,600          87,400
  Citrix Systems, Inc.+                         1,000          68,375
  Compuware Corp.+                              1,500          76,688
  Information Management Resources, Inc.+         900          30,431
  J.D. Edwards & Co.+                             800          34,350
  Microsoft Corp.+                              2,200         238,425
  Network Associates, Inc.+                       750          35,906
  PeopleSoft, Inc.+                             1,200          56,400
  Visio Corp.+                                  2,000          95,500
                                                            ---------
                                                              918,619
                                                            ---------
  Cosmetics & Personal Care-0.25%
  Gillette Co.                                    400          22,675
                                                            ---------
  Educational Services-1.53%
  CBT Group, PLC, ADR+                          2,600         139,100
                                                            ---------
  Electronics-2.15%
  Tyco International, Ltd.                      1,200          75,600
  Uniphase Corp.+                               1,900         119,284
                                                            ---------
                                                              194,884
                                                            ---------
  Entertainment & Leisure-1.14%
  Carnival Corp.                                2,600         103,025
                                                            ---------

  +Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Financial Services-8.27%
  American Express Co.                          1,100       $ 125,400
  Associates First Capital Corp.                  600          46,125
  Fannie Mae                                      900          54,675
  Freddie Mac                                   1,500          70,594
  Household International, Inc.                 1,900          94,525
  MGIC Investment Corp.                           600          34,237
  Metris Cos., Inc.                               700          44,625
  Morgan Stanley, Dean Witter, & Co.            1,300         118,787
  Paychex, Inc.                                 2,950         120,028
  Washington Mutual, Inc.                         950          41,266
                                                            ---------
                                                              750,262
                                                            ---------
  Food Products-0.29%
  American Italian Pasta Co., Class A+            700          26,075
                                                            ---------
  Food Service & Restaurants-0.47%
  Outback Steakhouse, Inc.+                     1,100          42,900
                                                            ---------
  Healthcare-3.74%
  Cardinal Health, Inc.                         1,100         103,125
  Envoy Corp.+                                    500          23,687
  McKesson Corp.                                2,100         170,625
  Total Renal Care Holdings, Inc.+              1,200          41,400
                                                            ---------
                                                              338,837
                                                            ---------
  Household Products-1.00%
  Procter & Gamble Co.                          1,000          91,063
                                                            ---------
  Human Resources-3.64%
  AccuStaff, Inc.+                              1,500          46,875
  PAREXEL International Corp.+                    500          18,188
  Robert Half International, Inc.+              2,900         162,037
  Romac International, Inc.+                    3,400         103,275
                                                            ---------
                                                              330,375
                                                            ---------
  Insurance-2.22%
  American International Group, Inc.              300          43,800
  Travelers Group, Inc.                         2,600         157,625
                                                            ---------
                                                              201,425
                                                            ---------

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Manufacturing-2.31%
  General Electric Co.                          2,300      $  209,300
                                                            ---------
  Medical Products-1.58%
  Guidant Corp.                                   400          28,525
  Medtronic, Inc.                               1,800         114,750
                                                            ---------
                                                              143,275
                                                            ---------
  Medical Supplies-0.33%
  Sybron International Corp.+                   1,200          30,300
                                                            ---------
  Multimedia-1.29%
  Time Warner, Inc.                             1,100          93,981
  Viacom, Inc., Class B+                          400          23,300
                                                            ---------
                                                              117,281
                                                            ---------
  Oil & Gas Services-0.77%
  Camco International, Inc.                       900          70,087
                                                            ---------
  Pharmaceutical-7.09%
  Bristol-Myers Squibb Co.                        900         103,444
  Elan Corp., PLC, ADR+                         1,600         102,900
  Pfizer, Inc.                                  1,800         195,637
  Schering-Plough Corp.                         1,500         137,437
  Warner-Lambert Co.                            1,500         104,063
                                                            ---------
                                                              643,481
                                                            ---------
  Retail Stores-19.54%
  Best Buy Co., Inc.+                           1,100          39,737
  CVS Corp.                                     2,200          85,663
  Dayton Hudson Corp.                           1,800          87,300
  Dollar Tree Stores, Inc.+                     3,825         155,391
  Fred Meyer, Inc.+                               900          38,250
  Gap, Inc.                                     1,000          61,625
  Home Depot, Inc.                              1,000          83,062
  Kohl's Corp.+                                 5,800         300,875
  Lowe's Companies, Inc.                        5,000         202,813
  Michaels Stores, Inc.+                          700          24,697
  Office Depot, Inc.+                           1,700          53,656
  Safeway, Inc.+                                3,100         126,131
  Stage Stores, Inc.+                           1,100          49,775

 +Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                              Number     Market Value
  Company                                   of Shares      (Note B)
---------------------------------------------------------------------
  Retail Stores-Continued
  Staples, Inc.+                                3,000       $  86,812
  Starbucks Corp.+                              2,200         117,563
  Wal-Mart Stores, Inc.                         2,700         164,025
  Walgreen Co.                                  2,300          95,019
                                                           ----------
                                                            1,772,394
                                                           ----------
  Telecommunications-4.62%
  Intermedia Communications, Inc.+                500          20,969
  Liberty Media Group+                          2,400          93,150
  MCI Communications Corp.                        500          29,062
  Saville Systems Ireland, PLC, ADR+            2,000         100,250
  Sprint Corp.                                    700          49,350
  WorldCom, Inc.+                               2,600         125,938
                                                           ----------
                                                              418,719
                                                           ----------
  Telecommunications Equipment-5.87%
  Advanced Fibre Communications, Inc.+          2,100          84,131
  CIENA Corp.+                                    800          55,700
  Lucent Technologies, Inc.                     2,000         166,375
  RELTEC Corp.+                                 1,000          45,000
  Tellabs, Inc.+                                1,800         128,925
  Vitesse Semiconductor Corp.+                  1,700          52,488
                                                           ----------
                                                              532,619
                                                           ----------
   TOTAL COMMON STOCK
    (Cost $7,475,919)                                       8,953,497
                                                           ----------
   TOTAL INVESTMENTS
    (Cost $7,475,919)                           98.71%      8,953,497
  Other assets, less liabilities                 1.29         117,374
                                               ------      ----------

  TOTAL NET ASSETS                             100.00%     $9,070,871
                                               ======      ==========

  +Non-income producing security.


                       See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         DOMESTIC GROWTH STOCK PORTFOLIO

                 "As we move into the second half of the fiscal
              year, we continue to be attracted by the valuations
                  of medium and small-sized companies and are
                  optimistic about their long-term prospects."
                            --Robert W. Benson, Portfolio Manager--

               -------------------------------------------------
                                 INCEPTION DATE
                                 April 18, 1986
               -------------------------------------------------
                                  FUND MANAGER
                        Pioneering Management Corporation
                -------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
               To achieve reasonable income and growth of capital
              by investing primarily in a diversified portfolio of
               equity securities issued by companies organized in
                  the U.S. and considered by the sub-investment
               manager to be undervalued in light of the company's
                       earning power and growth potential.
                -------------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $94,336,783
                -------------------------------------------------
                               NUMBER OF HOLDINGS
                                       57
                -------------------------------------------------
                               PORTFOLIO TURNOVER
                                     14.50%
                -------------------------------------------------


               -------------------------------------------------
                                 IN THIS SECTION
               -------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments
               -------------------------------------------------


                              ROBERT W. BENSON, CFA
                              Senior Vice President

                 o Joined Pioneer in 1974
                 o Manages Pioneer Winthrop Real Estate Shares
                 o M.B.A. from the Wharton School of Business,
                   The University of Pennsylvania
                 o B.S. from Tufts University

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         DOMESTIC GROWTH STOCK PORTFOLIO


[PIE CHART]
 % of Portfolio ++

Common Stock-94.80%
Cash-5.20%
[END PIE CHART]


     The past six months were challenging, and at times, frustrating. Although the Domestic Growth Stock Portfolio posted a positive 2.33% total return, it did not keep pace with the Standard & Poor's 500 Index, which returned 17.71%. Smaller stocks, as represented by the Russell 2000 Index posted a 4.93% total return for the period.

     Today's stock market is reminiscent of the "nifty 50" of the 1970s when a select group of large-capitalization stocks accounted for a disproportionate share of the stock market's gain. The current phenomenon is most likely related to investors' concerns about the continuing financial troubles in Asia. In times of crisis, investors tend to gravitate toward the most familiar liquid investments they can find - in this case U.S. "blue chip" companies. Conversely, investors have shown little interest, if any, in the small and mid-sized value stocks that make up the majority of the Portfolio. Even so, because one can never predict when market conditions may change, we kept the Portfolio fully invested during the period, closing with 5.2% in short-term cash equivalents.

Value Oriented Portfolio

     One of our favorite sectors was insurance, which performed well over the period. We were attracted to the relatively low valuations and strong earnings we see in many of these companies. One company we added was Reliastar Financial, a provider of life insurance and annuities. It is now among the Portfolio's top holdings. The Portfolio also benefited from the consolidation trend among the group. We sold American Bankers Insurance Group when its price appreciated on the announcement that it was going to be

------------------------------------------
                              PERCENT OF
TOP TEN EQUITIES              PORTFOLIO++
------------------------------------------
Schering-Plough Corp.            3.89%
AMRESCO, Inc.                    3.09%
DST Systems, Inc.                2.97%
First Brands Corp.               2.72%
AccuStaff, Inc.                  2.65%
ReliaStar Financial Corp.        2.55%
Executive Risk, Inc.             2.35%
United Auto Group, Inc.          2.32%
Crossmann Communities, Inc.      2.26%
National Golf Properties, Inc.   2.23%

-----------------------------------------
                              PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
-----------------------------------------
Real Estate                     15.40%
Insurance                        9.98%
Building & Construction          7.13%
Human Resources                  5.90%
Computer Equipment & Services    5.61%
Financial Services               5.26%
Retail Stores                    4.42%
Pharmaceutical                   3.89%
Computer Information Systems     2.97%
Manufacturing                    2.83%

   ++Represents market value of
      investments plus cash.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         DOMESTIC GROWTH STOCK PORTFOLIO

              Domestic Growth Stock Portfolio and the S&P 500 Index Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]

Date                   Domestic Growth                  S&P 500 Index
04/18/86                  $10,000                          $10,000
06/30/86                   10,372                           10,712
09/30/86                    9,863                            9,965
12/31/86                   10,565                           10,522
03/31/87                   11,914                           12,768
06/30/87                   12,813                           13,408
09/30/87                   13,698                           14,294
12/31/87                   10,395                           11,071
03/31/88                   12,119                           11,701
06/30/88                   13,176                           12,474
09/30/88                   13,151                           12,514
12/31/88                   13,129                           12,896
03/31/89                   14,183                           13,809
06/30/89                   15,054                           15,025
09/30/89                   16,226                           16,632
12/31/89                   15,669                           16,971
03/31/90                   15,299                           16,459
06/30/90                   15,505                           17,489
09/30/90                   12,071                           15,097
12/31/90                   12,759                           16,443
03/31/91                   15,336                           18,823
06/30/91                   15,663                           18,782
09/30/91                   16,103                           19,785
12/31/91                   16,999                           21,431
03/31/92                   18,699                           20,893
06/30/92                   17,992                           21,291
09/30/92                   18,527                           21,961
12/31/92                   21,506                           23,062
03/31/93                   22,691                           24,066
06/30/93                   22,524                           24,180
09/30/93                   23,910                           24,802
12/31/93                   24,925                           25,377
03/31/94                   24,982                           24,422
06/30/94                   24,337                           24,527
09/30/94                   26,469                           25,727
12/31/94                   26,834                           25,721
03/31/95                   28,241                           28,217
06/30/95                   29,736                           30,902
09/30/95                   33,164                           33,351
12/31/95                   34,809                           35,352
03/31/96                   37,702                           37,447
06/30/96                   39,076                           39,346
09/30/96                   38,570                           40,788
12/31/96                   40,537                           44,408
03/31/97                   38,833                           44,602
06/30/97                   44,729                           52,383
09/30/97                   52,097                           56,302
12/31/97                   50,105                           57,913
03/31/98                   53,395                           65,974
06/30/98                   51,272                           68,146

[END PLOT POINTS OF LINE CHART GRAPHIC]

acquired by Cendant.

     Other stocks also turned in a good half-year, including Schering-Plough, the pharmaceutical company and DST Systems, a computer software and information processing company. Both were up over 30% for the period.

     Overall, real estate-related holdings were a drag on performance. In particular, Starwood Hotels & Resorts and Host Marriott, whose stocks slipped 15.7% and 9.2%, respectively, were hurt by concern over "paired share" REITs. Like most of the real estate stocks in the Portfolio, their drop in price was not due to disappointing earnings results. Rather, a perception that the sector's robust growth may have hit its peak prompted casual investors to sell. We still believe in this group's long-term outlook, especially at its current attractive valuation levels, and will continue to look for these types of value opportunities, believing that our analysis will pay-off in a recovery.

Looking Ahead

     Although we are disappointed by the Portfolio's recent performance versus the Standard & Poor's 500, we are not discouraged. The Fundamentals of the companies are solid, and for the most part, they are meeting their earnings expectations. With many large-capitalization stocks trading at record-high valuation levels, you should expect periods of increasing volatility. As we move into the second half of the fiscal year, we continue to be attracted by the valuations of medium and small-sized companies and are optimistic about their long-term prospects.

----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
----------------------------------

               DOMESTIC    S&P 500
                GROWTH      INDEX
YTD              2.33%      17.71%
1 YEAR          14.63%      30.17%
5 YEAR          17.88%      23.04%
10 YEAR         14.55%      18.53%
INCEPTION       14.33%      17.02%

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Domestic Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                        DOMESTIC GROWTH STOCK PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months      Year Ended      Year Ended     Year Ended      Year Ended     Year Ended
                                             Ended         December        December       December        December       December
                                         June 30, 1998     31, 1997        31, 1996       31, 1995        31, 1994       31, 1993
Net asset value, beginning of period    $    20.43      $    18.19      $    17.87      $    15.94      $    16.14      $    15.16

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.30            0.09            0.06            0.15            0.09            0.12
  Net gains and losses on securities
  (both realized and unrealized)              0.19            4.17            2.85            4.48            1.12            2.29
                                        ----------      ----------      ----------      ----------      ----------      ----------
  Total from investment operations            0.49            4.26            2.91            4.63            1.21            2.41

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                       (0.09)          (0.06)          (0.15)          (0.09)          (0.12)
  Dividends in excess of net
   investment income
  Distributions from capital gains           (0.22)          (1.93)          (2.53)          (2.55)          (1.32)          (1.31)
  Distributions in excess of
    capital gains
  Returns of capital
                                        ----------      ----------      ----------      ----------      ----------      ----------
  Total distributions                        (0.22)          (2.02)          (2.59)          (2.70)          (1.41)          (1.43)

Net asset value, end of period          $    20.70      $    20.43      $    18.19      $    17.87      $    15.94      $    16.14
                                        ==========      ==========      ==========      ==========      ==========      ==========
Total Return (A)                              2.33%          23.60%          16.46%          29.72%           7.66%          15.89%

Ratios to Average Net Assets:
  Expenses                                    0.82%           0.83%           0.85%           0.87%           0.89%           0.97%
  Net investment income                       0.77%           0.47%           0.31%           0.95%           0.63%           0.76%

Portfolio Turnover Rate                      14.50%          52.92%          49.75%          64.17%          46.65%          49.47%

Average Commission Rate Paid            $    0.0556     $    0.0554     $    0.0555
Net Assets, At End of Period            $94,336,783     $81,505,107     $62,166,366     $48,517,886     $31,458,666     $25,072,289

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                        DOMESTIC GROWTH STOCK PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

   COMMON STOCK-94.72%
                                         Number             Market Value
 Company                               of Shares              (Note B)
 -----------------------------------------------------------------------
 AUTOMOTIVE MANUFACTURING-0.82%
 Wabash National Corp.                   30,000               $ 772,500
                                                              ---------
 BANKING-2.00%
 PNC Bank Corp.                          35,000               1,883,437
                                                              ---------
 BIOTECHNOLOGY-2.07%
 Monsanto Co.                            35,000               1,955,625
                                                              ---------
 BUILDING CONSTRUCTION-7.12%
 American Residential Services, Inc.+   114,000               1,282,500
 Cavalier Homes, Inc.                   151,500               1,960,031
 Crossmann Communities, Inc.+            70,000               2,126,250
 Southern Energy Homes, Inc.+           137,500               1,349,219
                                                              ---------
                                                              6,718,000
                                                              ---------
 COLLECTIBLES-1.36%
 Action Performance Companies, Inc.+     40,000               1,287,500
                                                              ---------
 COMMERCIAL SERVICES-0.38%
 First Aviation Services, Inc.+          70,000                 358,750
                                                              ---------
 COMPUTER EQUIPMENT & SERVICES-5.60%
 Arrow Electronics, Inc.+                30,000                 652,500
 First Data Corp.                        50,000               1,665,625
 Hewlett-Packard Co.                     26,014               1,557,588
 In Focus Systems, Inc.+                200,000               1,412,500
                                                              ---------
                                                              5,288,213
                                                              ---------
 COMPUTER INFORMATION SYSTEMS-2.97%
 DST Systems, Inc.+                      50,000               2,800,000
                                                              ---------
 ELECTRONICS-0.58%
 Vishay Intertechnology, Inc.            30,567                 548,295
                                                              ---------
 ELECTRONICS - SEMICONDUCTORS-1.25%
 Applied Materials, Inc.+                40,000               1,180,000
                                                              ---------

--------------------------------------------------------------------------------
  COMMON STOCK-CONTINUED
                                         Number             Market Value
 Company                               of Shares              (Note B)
 -----------------------------------------------------------------------
 ENTERTAINMENT & LEISURE-2.18%
 Party City Corp.+                       70,000              $2,056,250
                                                              ---------
 FINANCIAL SERVICES-5.25%
 AMRESCO, Inc.+                         100,000               2,912,500
 Aames Financial Corp.                   96,000               1,320,000
 Freedom Securities Corp.+               40,000                 725,000
                                                              ---------
                                                              4,957,500
                                                              ---------
 FOOD PRODUCTS-1.31%
 Chiquita Brands International           50,000                 703,125
 WLR Foods, Inc.                         80,000                 530,000
                                                              ---------
                                                              1,233,125
                                                              ---------
 FOOD SERVICE & RESTAURANTS-0.46%
 Luby's Cafeterias, Inc.                 25,000                 439,063
                                                              ---------
 FOREST PRODUCTS & PAPER-1.24%
 Chesapeake Corp.                        30,000               1,168,125
                                                              ---------
 HOUSEHOLD PRODUCTS-2.72%
 First Brands Corp.                     100,000               2,562,500
                                                              ---------
 HUMAN RESOURCES-5.90%
 AccuStaff, Inc.+                        80,000               2,500,000
 Kelly Services, Inc.                    30,000               1,061,250
 Personnel Group of America, Inc.+      100,000               2,000,000
                                                              ---------
                                                              5,561,250
                                                              ---------
 INSURANCE-9.97%
 American General Corp.                  21,962               1,563,420
 Citizens Corp.                          50,000               1,565,625
 Executive Risk, Inc.                    30,000               2,212,500
 ReliaStar Financial Corp.               50,000               2,400,000
 UNUM Corp.                              30,000               1,665,000
                                                              ---------
                                                              9,406,545
                                                              ---------
 LODGING-2.07%
 Host Marriott Corp.+                   110,000               1,959,375
                                                              ---------

 +Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                         DOMESTIC GROWTH STOCK PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                           Number            Market Value
  Company                                 of Shares            (Note B)
---------------------------------------------------------------------------
 Manufacturing-2.83%
 Flowserve Corp.                           60,000            $ 1,477,500
 NN Ball & Roller, Inc.                   100,000              1,193,750
                                                             ------------
                                                               2,671,250
                                                             ------------
 Mining & Metals - Precious-1.69%
 Getchell Gold Corp.+                     106,300              1,594,500
                                                             ------------
 Oil & Gas - Integrated-1.95%
 EVI Weatherford, Inc.+                    49,504              1,837,836
                                                             ------------
 Oil & Gas Producers-1.49%
 Union Pacific Resources
   Group, Inc.                             80,000              1,405,000
                                                             ------------
 Oil & Gas Services-1.20%
 ENSCO International, Inc.                 65,000              1,129,375
                                                             ------------
 Pharmaceutical-3.89%
 Schering-Plough Corp.                     40,000              3,665,000
                                                             ------------
 Publishing & Printing-1.80%
 John H. Harland Co.                      100,000              1,693,750
                                                             ------------
 Railroad-1.90%
 Norfolk Southern Corp.                    60,000              1,788,750
                                                             ------------
 Real Estate-15.39%
 Alexandria Real Estate Equities,
   Inc.                                    30,000                898,125
 Catellus Development Corp.+              100,000              1,768,750
 CenterPoint Properties Corp.              32,000              1,058,000
 Equity Office Properties Trust            70,315              1,995,188
 Gables Residential Trust                  50,000              1,356,250
 Glenborough Realty Trust, Inc.            67,500              1,780,313
 Kilroy Realty Corp.                       65,000              1,625,000
 National Golf Properties, Inc.            70,000              2,104,375
 Starwood Lodging Trust                    40,000              1,932,500
                                                             -----------
                                                              14,518,501
                                                             -----------

---------------------------------------------------------------------------
  COMMON STOCK--CONTINUED
                                           Number            Market Value
 Company                                 of Shares            (Note B)
--------------------------------------------------------------------------------
 Retail Stores-4.42%
 Consolidated Stores Corp.+                54,687            $ 1,982,404
 United Auto Group, Inc.+                 100,000              2,187,500
                                                             -----------
                                                               4,169,904
                                                             -----------
 Telecommunications Equipment-0.44%
 DSP Communications, Inc.+                 30,000                412,500
                                                             -----------
 Textiles & Apparel-2.47%
 Nike, Inc., Class B                       30,000              1,460,625
 Ridgeview, Inc.+                         145,000                870,000
                                                             -----------
                                                               2,330,625
                                                             -----------
   TOTAL COMMON STOCK
   (Cost $74,227,685)                                         89,353,044
                                                             -----------
   TOTAL INVESTMENTS
   (Cost $74,227,685)                       94.72%            89,353,044
 Other assets, less liabilities              5.28              4,983,739
                                           ------            -----------

   TOTAL NET ASSETS                        100.00%           $94,336,783
                                           ======            ===========

+Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO


                   "We believe the stock market will continue
                  to be characterized by generally lofty equity
                    valuations and considerable volatility."
                     --Brian S. Posner, Portfolio Manager--

                -------------------------------------------------
                                 INCEPTION DATE
                                   May 1, 1992
                -------------------------------------------------
                                  FUND MANAGER
                      Warburg Pincus Asset Management, Inc.
                -------------------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek long-term growth of capital by investing
               primarily in a wide range of equity issues that may
             offer capital appreciation and, secondarily, to seek a
                       reasonable level of current income.
                -------------------------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $63,387,409
                -------------------------------------------------
                               NUMBER OF HOLDINGS
                                       105
                -------------------------------------------------
                               PORTFOLIO TURNOVER
                                     29.81%
                -------------------------------------------------

                -------------------------------------------------
                                 IN THIS SECTION
                -------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                -------------------------------------------------

--------------------------------------------------------------------------------
                                 BRIAN S. POSNER
                                Managing Director

             o Joined Warburg Pincus in 1997
             o 12 years industry experience
             o Previously with Fidelity Investments since 1987
             o Managed Fidelity Equity Income II from 4/92 to 12/96
             o M.B.A. from University of Chicago
             o B.A. from Northwestern University

--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
[PIE CHART]

   % of Portfolio ++

 Common Stock-88.74%
 Cash-7.69%
 Preferred Stock-2.05%
 Corporate Bonds-1.52%

[END PIE CHART]

     For the six months ended June 30, 1998, the Jefferson Pilot Variable Fund Growth & Income Portfolio (the "Portfolio") gained 13.21% vs. a gain of 17.71% for the S&P 500 Index. The Portfolio's return since Warburg Pincus assumed management on 9/1/97 was 18.28%.

     The objective of the Portfolio is long-term growth of capital and income and a reasonable current return. The Portfolio pursues its objective by investing primarily in equity securities and seeks to achieve its income objective by investing in dividend-paying equity securities.

     The U.S. stock market as a whole had a strong showing during the first half of 1998. Asia-related earnings uncertainties notwithstanding, investor sentiment toward equities remained favorable through the period, supported by a continued healthy economy and subdued inflation. The Portfolio benefited from this positive sentiment, and from good performances from its aerospace, computer, consumer-durable, financial, telecommunications and retail holdings in particular. Stocks that hampered the Portfolio's performance included its energy holdings, reflecting a continued decline in energy prices.

     We made few noteworthy changes to the Portfolio during the first half of 1998. We remained broadly diversified by industry, finding little incentive, from a relative-valuation perspective, to heavily overweight specific areas, given continued narrow stock valuations across and within sectors. It should be stressed, however, that sector-management strategies aside, we continued to employ a strictly bottom-up stock selection process, one based on a security's risk-adjusted total-return prospects over the longer-term.

     The Portfolio's noteworthy areas of concentration included the financial-services industry, a weighting that was increased over the course of the period holding a mix of insurance, asset-management and mortgage-service

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------
The PMI Group, Inc.        2.87%
British Petroleum Co., ADR 2.71%
Citicorp                   2.30%
Federated Department
   Stores, Inc.            2.17%
Chrysler Corp.             2.06%
Merck & Co., Inc.          2.04%
Compaq Computer Corp.      2.01%
International Business
   Machines Corp.          1.96%
Raytheon Co., Class A      1.91%
Polaroid Corp.             1.76%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Financial Services         7.42%
Retails Stores             7.30%
Telecommunications         6.66%
Aerospace & Defense        6.15%
Oil & Gas - Integrated     5.49%
Healthcare                 5.21%
Insurance                  4.93%
Automotive Manufacturing   3.59%
Chemicals                  3.32%
Manufacturing              3.13%

 ++Represents market value of
    investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO

               Growth and Income Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS OF LINE CHART GRAPHIC]


Date              Growth & Income Portfolio              S&P 500 Index
05/01/92                  $10,000                          $10,000
06/30/92                    9,696                            9,958
09/30/92                    9,824                           10,272
12/31/92                   10,820                           10,787
03/31/93                   11,276                           11,256
06/30/93                   11,300                           11,310
09/30/93                   11,895                           11,596
12/31/93                   12,436                           11,867
03/31/94                   12,070                           11,420
06/30/94                   11,996                           11,470
09/30/94                   12,248                           12,031
12/31/94                   11,910                           12,028
03/31/95                   12,871                           13,195
06/30/95                   14,352                           14,451
09/30/95                   15,496                           15,596
12/31/95                   15,908                           16,532
03/31/96                   16,489                           17,512
06/30/96                   17,365                           18,399
09/30/96                   17,639                           19,074
12/31/96                   19,548                           20,767
03/31/97                   19,874                           20,860
06/30/97                   22,999                           24,494
09/30/97                   25,028                           26,326
12/31/97                   25,200                           27,079
03/31/98                   28,197                           30,849
06/30/98                   28,530                           31,864

[END PLOT POINTS OF LINE CHART GRAPHIC]

companies. Elsewhere in the financial industry, we maintained a limited exposure to banking stocks, since we viewed most as expensive. That said, we found several issues that we deemed to be attractively priced, including First Chicago NBD, which we purchased in the wake of its announced merger with Banc One Corp. In our view, the synergies created by the merger were significant and we expected them to support the stock's long-term performance.

     The Portfolio also had a sizable exposure in the consumer area during the period. This included the consumer-durables sector where one of most significant positions throughout the period was Chrysler. The Portfolio also remained modestly overweighted in the retail sector, where our significant moves here included the elimination of Wal-Mart and establishing positions in Sears, Roebuck and Consolidated Stores, a retailer of brand-name products targeting cost-conscious consumers.

     Elsewhere of note, the Portfolio's significant industry weightings included the technology area - primarily in the computer sector - where we saw some of the best risk-adjusted growth prospects and the telecommunications arena, generally holding stocks of regional Bell operating companies, where we found what deemed to be good values in the long-distance areas as well.

     Looking ahead to the next several months and beyond, we believe the stock market will continue to be characterized by generally lofty equity valuations and considerable volatility. Set within this environment, we will continue to place a premium on risk-management for the Portfolio as a whole. As a result, individual stock selection remains critical, and we will continue to hold only those stocks we believe will have the best risk-adjusted total return potential.

---------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------
                    GROWTH &          S&P 500
                     INCOME            INDEX
YTD                 13.21%            17.71%
1 YEAR              24.05%            30.17%
5 YEAR              20.35%            23.04%
INCEPTION           18.53%            20.67%


Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth and Income Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months    Year Ended       Year Ended    Year Ended     Year Ended     Year ended
                                             Ended       December         December      December       December       December
                                         June 30, 1998   31, 1997         31, 1996      31, 1995       31, 1994       31, 1993
  Net asset value, beginning of period   $     17.11   $     16.91      $     14.41    $     11.22    $    12.35     $    11.10

  Income From Investment Operations
    Net investment income                       0.09          0.15             0.18           0.15          0.13           0.12
    Net gains and losses on securities
   (both realized and unrealized)               2.17          4.67             3.12           3.62         (0.65)          1.53
                                           -----------   -----------      -----------   -----------    -----------    -----------
    Total from investment operations            2.26          4.82             3.30           3.77         (0.52)          1.65

  Less Distributions to Shareholders
    Dividends from net investment income                     (0.15)           (0.18)         (0.15)        (0.13)         (0.12)
    Dividends in excess of net investment income
    Distributions from capital gains                         (4.21)           (0.62)         (0.29)        (0.48)         (0.28)
    Distributions in excess of capital gains                 (0.26)                          (0.14)
    Returns of capital
                                           -----------   -----------      -----------   -----------    -----------    -----------
    Total distributions                         0.00         (4.62)           (0.80)         (0.58)        (0.61)         (0.40)

  Net asset value, end of period         $     19.37   $     17.11      $     16.91    $     14.41    $    11.22     $    12.35
                                           ===========   ===========      ===========   ===========    ===========    ===========
  Total Return (A)                             13.21%        28.92%           22.88%         33.58%        (4.24%)        14.94%

  Ratios to Average Net Assets:
    Expenses                                    0.84%         0.85%            0.88%          0.92%         1.10%          1.35%
    Net investment income                       1.02%         1.03%            1.39%          1.50%         1.52%          1.38%

  Portfolio Turnover Rate                      29.81%       129.53%           35.69%         32.30%        38.17%         77.68%

  Average Commission Rate Paid           $    0.0599   $    0.0604      $    0.0700

  Net Assets, At End of Period           $63,387,409   $39,678,076      $23,711,696    $13,126,023    $5,610,472     $2,831,442

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

------------------------------------------------------------------------
   COMMON STOCK--89.87%
                                         Number            Market Value
  Company                               of Shares            (Note B)
------------------------------------------------------------------------
  Advertising-0.64%
  WPP Group PLC, ADR                     6,000            $  403,500
                                                          ----------
  Aerospace & Defense-6.23%
  AlliedSignal, Inc.                    11,800               523,625
  Gulfstream Aerospace Corp.+           17,600               818,400
  Litton Industries, Inc.+               5,950               351,050
  Lockheed Martin Corp.                  5,350               566,431
  Raytheon Co., Class A                 21,300             1,227,413
  United Technologies Corp.              5,000               462,500
                                                          ----------
                                                           3,949,419
                                                          ----------
  Appliances-1.60%
  Maytag Corp.                           5,300               261,687
  Premark International, Inc.           23,400               754,650
                                                          ----------
                                                           1,016,337
                                                          ----------
  Automotive Manufacturing-3.63%
  Chrysler Corp.                        23,400             1,319,175
  Ford Motor Co.                        16,700               985,300
                                                          ----------
                                                           2,304,475
                                                          ----------
  Automotive Parts & Equipment-1.06%
  TRW, Inc.                             12,300               671,887
                                                          ----------
  Banking-3.02%
  Citicorp                               9,900             1,477,575
  The Bank of New York Co., Inc.         7,200               436,950
                                                          ----------
                                                           1,914,525
                                                          ----------
  Beverages-1.66%
  Anheuser-Busch Companies, Inc.        22,250             1,049,921
                                                          ----------
  Building Materials-1.47%
  USG Corp.                             17,200               930,950
                                                          ----------
  Chemicals-2.63%
  Ferro Corp.                           12,050               305,016
  Rhone-Poulene, SA, ADR                12,750               716,390
  Union Carbide Corp.                   12,050               643,168
                                                          ----------
                                                           1,664,574
                                                          ----------

--------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                           Number       Market Value
  Company                                 of Shares       (Note B)
--------------------------------------------------------------------
  Computer Equipment & Services-2.04%
  Compaq Computer Corp.                 45,500            $1,291,062
                                                          ----------
  Computer Information Systems-1.98%
  International Business
     Machines Corp.                     10,950             1,257,196
                                                          ----------
  Computer Software - Mini & Micro-0.89%
  Sun Microsystems, Inc.+               13,000               564,688
                                                          ----------
  Electrical Equipment-0.67%
  Emerson Electric Co.                   7,050               425,644
                                                          ----------
  Electronics-1.11%
  Philips Electronics N.V., NY Shares    4,800               408,000
  Teradyne, Inc.+                       11,100               296,925
                                                          ----------
                                                             704,925
                                                          ----------
  Electronics - Semiconductors-1.08%
  Dallas Semiconductor Corp.             6,800               210,800
  Motorola, Inc.                         6,500               341,656
  National Semiconductor Corp.+         10,200               134,513
                                                          ----------
                                                             686,969
                                                          ----------
  Environmental Controls-1.35%
  USA Waste Services, Inc.+             17,300               854,187
                                                          ----------
  Financial Services-7.52%
  American Express Co.                   2,800               319,200
  Associates First Capital Corp.         3,957               304,194
  Deluxe Corp.                           7,500               268,594
  Fannie Mae                            11,300               686,475
  First Chicago NBD Corp.                6,300               558,338
  Freddie Mac                            8,600               404,738
  H&R Block, Inc.                        6,000               252,750
  Lehman Brothers Holdings, Inc.         6,050               469,253
  MBIA, Inc.                            12,000               898,500
  The FINOVA Group, Inc.                10,650               603,056
                                                          ----------
                                                           4,765,098
                                                          ----------

+Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                           Number         Market Value
  Company                                 of Shares         (Note B)
----------------------------------------------------------------------
  Food Products-2.54%
  Corn Products International, Inc.+       11,450           $ 387,869
  Keebler Foods, Co.+                      17,200             473,000
  Ralston-Ralston Purina Group              3,200             373,800
  Sara Lee Corp.                            6,750             377,578
                                                           ----------
                                                            1,612,247
                                                           ----------
  Healthcare-5.28%
  Foundation Health Systems, Inc.+         18,300             482,662
  Tenet Healthcare Corp.+                  13,400             418,750
  Trigon Healthcare, Inc.+                 22,250             805,172
  United Healthcare Corp.                  11,700             742,950
  Wellpoint Health Networks, Inc.+         12,100             895,400
                                                           ----------
                                                            3,344,934
                                                           ----------
  Household Products-1.30%
  Rubbermaid, Inc.                         16,700             554,231
  The Unilever Group                        3,450             272,335
                                                           ----------
                                                              826,566
                                                           ----------
  Insurance-4.99%
  Provident Companies, Inc.                12,000             414,000
  Terra Nova Bermuda Holdings, Ltd.         9,100             285,513
  The PMI Group, Inc.                      25,150           1,845,381
  Travelers Group, Inc.                     4,500             272,813
  Travelers Property Casualty Corp.         8,100             347,287
                                                           ----------
                                                            3,164,994
                                                           ----------
  Machinery-0.88%
  Caterpillar, Inc.                         5,200             274,950
  Harnischfeger Industries, Inc.            9,900             280,294
                                                           ----------
                                                              555,244
                                                           ----------
  Manufacturing-3.17%
  American Standard Companies,
    Inc.+                                  11,600             518,375
  Harsco Corp.                             16,100             737,581
  ITT Industries, Inc.                     20,100             751,238
                                                           ----------
                                                            2,007,194
                                                           ----------

----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                           Number         Market Value
  Company                                 of Shares         (Note B)
----------------------------------------------------------------------
  Medical Products-1.04%
  Baxter International, Inc.               12,250         $   659,203
                                                          -----------
  Mining & Metals - Ferrous & Nonferrous-0.87%
  Alumax, Inc.                              4,218             195,610
  Aluminum Company of America               5,450             359,359
                                                          -----------
                                                              554,969
                                                          -----------
  Office Equipment-0.51%
  Pitney Bowes, Inc.                        6,700             322,438
                                                          -----------
  Oil & Gas - Distribution & Marketing-0.90%
  Burlington Resources, Inc.               13,200             568,425
                                                          -----------
  Oil & Gas - Integrated-5.56%
  British Petroleum Co., ADR               19,738           1,741,878
  Occidental Petroleum Corp.               21,100             569,700
  R & B Falcon Corp.+                      11,918             269,645
  Total, SA, ADR                           14,400             941,400
                                                          -----------
                                                            3,522,623
                                                          -----------
  Oil & Gas Producers-0.56%
  Noble Drilling Corp.+                    14,850             357,328
                                                          -----------
  Pharmaceutical-2.07%
  Merck & Co., Inc.                         9,800           1,310,750
                                                          -----------
  Photo Equipment-1.78%
  Polaroid Corp.                           31,800           1,130,888
                                                          -----------
  Production Equipment-1.54%
  UNOVA, Inc.+                             45,500             978,250
                                                          -----------
  Publishing & Printing-0.51%
  R.R. Donnelley & Sons Co.                 7,000             320,250
                                                          -----------
  Railroad-0.53%
  Burlington Northern Santa Fe              3,400             333,838
                                                          -----------
  Real Estate-0.23%
  Equity Residential Properties Trust       3,100             147,056
                                                          -----------

+Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998--CONTINUED (UNAUDITED)

----------------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                             Number             Market Value
  Company                                   of Shares             (Note B)
----------------------------------------------------------------------------
  Retail Stores-7.00%
  Consolidated Stores Corp.+                  17,100             $   619,875
  Federated Department Stores, Inc.+          25,900               1,393,744
  May Department Stores Co.                   10,100                 661,550
  Neiman Marcus Group, Inc.+                   8,300                 360,531
  Payless ShoeSource, Inc.+                    5,249                 386,786
  Proffitt's, Inc.+                            7,225                 291,709
  Rite Aid Corp.                               1,200                  45,075
  Sears, Roebuck & Co.                        11,100                 677,794
                                                                 -----------
                                                                   4,437,064
                                                                 -----------
  Telecommunications-6.01%
  AT&T Corp.                                  15,900                 908,288
  Alltel Corp.                                 5,600                 260,400
  Ameritech Corp.                             13,200                 592,350
  Bell Atlantic Corp.                         20,618                 940,696
  BellSouth Corp.                              8,800                 590,700
  SBC Communications, Inc.                    12,900                 516,000
                                                                 -----------
                                                                   3,808,434
                                                                 -----------
  Telecommunications Equipment-0.49%
  Loral Space & Communications+               11,000                 310,750
                                                                 -----------
  Tobacco-0.99%
  Philip Morris Companies, Inc.               15,900                 626,063
                                                                 -----------
  Transportation-0.52%
  CSX Corp.                                    7,200                 327,600
                                                                 -----------
  Utilities - Electric & Gas-2.02%
  Allegheny Energy, Inc.                      11,000                 331,375
  American Electric Power Co., Inc.            8,200                 372,075
  DQE, Inc.                                      400                  14,400
  Illinova Corp.                               8,000                 240,000
  Wisconsin Energy Corp.                      10,700                 325,013
                                                                 -----------
                                                                   1,282,863
                                                                 -----------

    TOTAL COMMON STOCK
    (Cost $50,564,060)                                            56,965,328
                                                                 -----------

----------------------------------------------------------------------------
   PREFERRED STOCK--2.07%
                                             Number             Market Value
  Company                                   of Shares             (Note B)
----------------------------------------------------------------------------
  Chemicals-0.73%
  Ingersoll Rand Co., 6.340%                  23,200               $ 466,900
                                                                 -----------
  Real Estate-0.60%
  Equity Residential Properties, 7.250%       15,800                 383,150
                                                                 -----------
  Telecommunications-0.74%
  Airtouch Communications, Inc., 6.000%        9,700                 468,025
                                                                 -----------
    TOTAL PREFERRED STOCK
    (Cost $1,220,546)                                              1,318,075
                                                                 -----------

----------------------------------------------------------------------------
   CORPORATE BONDS--1.54%
                                            Principal           Market Value
  Company                                     Value               (Note B)
----------------------------------------------------------------------------
  Electronics - Semiconductors-0.45%
  Nat'l Semiconductor, 6.500%,
    Conv., due 10/01/02                    $ 310,000             $   284,425
                                                                 -----------
  Oil & Gas - Distribution & Marketing-0.70%
  Diamond Offshore, 3.750%,
    Conv., due 02/15/07                      380,000                 441,750
                                                                 -----------
  Retail Stores-0.39%
  Rite Aid Corp., 144A, 5.250%,
    due 09/15/00                             200,000                 248,000
                                                                 -----------
    TOTAL CORPORATE BONDS
    (Cost $992,426)                                                  974,175
                                                                 -----------
    TOTAL INVESTMENTS
    (Cost $52,777,032)                         93.48%             59,257,578
  Other assets, less liabilities                6.52               4,129,831
                                              ------             -----------

      TOTAL NET ASSETS                        100.00%            $63,387,409
                                              ======             ===========

+Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO


                "Within asset classes, J.P. Morgan will continue
                  to use its extensive fundamental research to
                    identify securities which are undervalued
               relative to their longer-term earnings prospects."
               --Michael Kelly and Harriet Huber, Portfolio Managers--

                      -------------------------------------
                                 INCEPTION DATE
                                   May 1, 1992
                      -------------------------------------
                                  FUND MANAGER
                     J.P. Morgan Investment Management, Inc.
                      -------------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                 To seek reasonable current income and long-term
                 capital growth, consistent with conservation of
                    capital, by investing primarily in common
                       stocks and fixed income securities.
                      -------------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $32,091,134
                      -------------------------------------
                               NUMBER OF HOLDINGS
                                       125
                      -------------------------------------
                               PORTFOLIO TURNOVER
                                     136.00%
                      -------------------------------------

                      -------------------------------------
                                 IN THIS SECTION
                      -------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                      -------------------------------------

--------------------------------------------------------------------------------
                                  MICHAEL KELLY
                                 Vice President

          o Joined J.P. Morgan in 1985
          o Portfolio Manager in the Equity and Balanced Accounts Group
          o M.B.A. from the Wharton School of Business, University of Pennsylvania
          o B.A. from Gettysburg College

                      -------------------------------------

                                  HARRIET HUBER
                                 Vice President

          o Joined J.P. Morgan in 1989
          o 19 years industry experience

--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO

[PIE CHART]

   % of Portfolio ++

Common Stock-63.32%
Government & Agency Obligations-17.50%
Corporate Bonds-14.94%
Cash-4.24%

[END PIE CHART]

---------------------------------------------------
                                        PERCENT OF
TOP TEN HOLDINGS                        PORTFOLIO++
---------------------------------------------------
GNMA's                                    8.54%
U.S. Treasury Notes & Bonds               4.96%
Proctor & Gamble Co.                      2.21%
Monsanto Co.                              2.00%
SBC Communications, Inc.                  1.86%
Fannie Mae                                1.76%
Starwood Lodging Trust                    1.67%
Waste Management, Inc.                    1.63%
UnionPacific Corp.                        1.62%
Bristol-Myers Squibb Co.                  1.61%

---------------------------------------------------
                                        PERCENT OF
TOP TEN INDUSTRIES                      PORTFOLIO++
----------------------------------------------------
Financial Services                       14.56%
Telecommunications                        6.81%
Pharmaceutical                            4.96%
Banking                                   3.76%
Retail Stores                             3.41%
Beverages                                 3.03%
Oil & Gas - Marketing & Distribution      2.88%
Utilities - Electric & Gas                2.86%
Insurance                                 2.82%
Household Products                        2.21%

      ++Represents market value of
         investments plus cash.

     U.S. stock markets rose to new highs during the first three months of 1998 amid weaker bond prices and a stabilizing dollar. Though the ultimate impact of Asian woes on the U.S. economy remained uncertain, the market dismissed fear of a worst case scenario. The S&P 500 finished the first quarter up 13.9% at 1101, fueling the urgency of debate over the sustainability of current valuation levels. Overall, U.S. equity markets continued to be dominated by the "Nifty Fifty", the 50 largest capitalization stocks. The "Nifty Fifty" rose 14.3% during the first quarter, while the other 450 stocks in the S&P 500 Index appreciated 13.5%.

     Within the equities portion of the Balanced Portfolio, favorable stock selection in the drug and telephone sectors enhanced Portfolio performance. In particular, drug stock Warner Lambert gained 37.6% during the first quarter as sales of its cholesterol-reducing drug, Lipitor, surpassed the $1 billion mark. Alza, the leading drug delivery company, rose 40.9% during the period. In the telephone section, WorldCom rose 42.4%, far outpacing a telephone sector return of 17.3%. The technology and retail sectors detracted from the Portfolio's overall performance. Not holding Microsoft (+38.5%) and Lucent Technologies (+60.2%) contributed to the Portfolio's underperformance relative to the S&P
500. Toys R Us, which fell 4.2% in a group that was up 21.9% in aggregate, hurt the Portfolio's performance in the retail sector. Within fixed income, the Portfolio's overweight positions in corporate bonds, investment grade corporates and mortgage-backed securities added to the Portfolio's performance. The residential mortgage sector outperformed despite the increase in mortgage refinancing that was sparked by low interest rates.

     Despite a second wave of bad news from Asia and an apparent slowdown in corporate profit growth, the S&P 500 Index rose 3.3% in the second quarter, bringing its year-to-date gain to 17.7%. Trading was choppy as investors weighed signs of strength in the domestic economy and related concerns that the Federal Reserve might raise interest rates against a depending crisis in Asia. The market gained momentum during the latter half of June as pre-announced earnings disappointments proved less

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO

widespread than had previously been anticipated. The largest 50 stocks in the S&P 500, once again, drove performance for the market overall. The "Nifty Fifty" gained 7.1% during the second quarter, while the other 450 stocks lost 0.4%. For the first half of 1998, the "Nifty Fifty" group is up 22.3%, while the other 450 stocks are up only 13.3%.

     Within equities, favorable stock selection in the services and telephone sectors enhanced performance in the second quarter. In the services industry, Comcast (+18.5%), the fourth largest cable company, benefited from the acquisition of TCI by AT&T. Among telephone stocks, an overweight position in MCI Communications (+17.5%) enhanced the Portfolio's performance as shares rose on news of an agreement having been reached with EU regulators which would allow the company's merger with WorldCom to proceed. On the negative side, stock selection among retail stocks contributed to the Portfolio's overall underperformance of the S&P 500. Toys R Us (-22.2%) continued to languish and Federated Department Stores (+4.0%), while up, was weak against sector gains of 12.2%.

     The Balanced Portfolio continued to underwrite its equity holdings as J.P. Morgan viewed stocks as overvalued relative to bonds. Within fixed income, the Portfolio reduced allocation to corporate bonds and asset backed securities on an opportunistic basis with proceeds allocated to U.S. Treasuries and U.S. dollar hedged international bonds. Below investment grade exposures across all sectors were also reduced.

     Going forward, J.P. Morgan believes that growth in U.S. corporate profits seems unlikely to rebound to 1997 levels in view of softened global demand, a stronger dollar, domestic capacity growth, and increasing wage pressures. Thus, J.P. Morgan's forecast calls for the recent slowdown in operating earnings growth to persist during the next several quarters. Within asset classes, J.P. Morgan will continue to use its extensive fundamental research to identify securities which are undervalued relative to their longer-term earnings prospects.


         Balanced Portfolio, S&P 500 Index and Balanced Benchmark Index
              Comparison of Change in Value of $10,000 Investment.

[PLOT POINTS FOR GRAPHIC]

                                                            55% S&P 500/
                                                            35% Lehman Aggregate/
Date                       Balanced Portfolio               10% 90 Day T-Bills            S&P 500
05/01/92                  $10,000                          $10,000                       $10,000
06/30/92                   10,081                           10,070                         9,958
09/30/92                   10,467                           10,403                        10,272
12/31/92                   10,847                           10,712                        10,787
03/31/93                   11,379                           11,129                        11,256
06/30/93                   11,526                           11,273                        11,310
09/30/93                   11,856                           11,545                        11,598
12/31/93                   11,852                           11,702                        11,867
03/31/94                   11,654                           11,351                        11,420
06/30/94                   11,550                           11,347                        11,470
09/30/94                   11,698                           11,691                        12,031
12/31/94                   11,694                           11,725                        12,028
03/31/95                   12,186                           12,573                        13,195
06/30/95                   12,848                           13,516                        14,451
09/30/95                   13,481                           14,220                        15,596
12/31/95                   14,308                           14,917                        16,532
03/31/96                   14,377                           15,286                        17,512
06/30/96                   14,850                           15,717                        18,399
09/30/96                   15,163                           16,114                        19,074
12/31/96                   15,819                           17,056                        20,767
03/31/97                   15,663                           17,298                        20,860
06/30/97                   17,218                           19,176                        24,494
09/30/97                   18,243                           20,172                        26,326
12/31/97                   18,402                           20,736                        27,079
03/31/98                   19,856                           22,605                        30,849
06/30/98                   20,162                           23,226                        31,864

[END PLOT POINTS]


-----------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------
                                        S&P 500         BALANCED
                     BALANCED            INDEX          BENCHMARK
 YTD                   9.56%             17.71%          11.83%
 1 YEAR               17.10%             30.17%          20.83%
 5 YEAR               11.83%             23.04%          15.58%
 INCEPTION            12.04%             20.67%          14.64%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months      Year Ended     Year Ended    Year Ended     Year Ended      Year nded
                                             Ended         December       December      December       December       December
                                         June 30, 1998     31, 1997       31, 1996      31, 1995       31, 1994       31, 1993

  Net asset value, beginning of period     $     11.75   $     12.07    $     11.91   $    10.62     $     11.22    $     10.77

  Income From Investment Operations
    Net investment income                         0.13          0.30           0.26         0.37            0.32           0.25
    Net gains and losses on securities
     (both realized and unrealized)               0.99          1.60           0.99         1.99           (0.47)          0.74
                                           -----------   -----------    -----------   -----------    -----------    -----------

    Total from investment operations              1.12          1.90           1.25         2.36           (0.15)          0.99

  Less Distributions to Shareholders
    Dividends from net investment income                       (0.30)         (0.26)       (0.37)          (0.32)         (0.25)
    Dividends in excess of net
      investment income
    Distributions from capital gains                           (1.64)         (0.83)       (0.70)          (0.13)         (0.25)
    Distributions in excess of capital gains                   (0.28)                                                     (0.04)
    Returns of capital
                                           -----------   -----------    -----------   -----------    -----------    -----------

    Total distributions                           0.00         (2.22)         (1.09)       (1.07)          (0.45)         (0.54)

  Net asset value, end of period           $     12.87   $     11.75    $     12.07   $    11.91     $     10.62    $     11.22
                                           ===========   ===========    ===========   ===========    ===========    ===========

  Total Return (A)                                9.56%        16.33%         10.56%       22.35%          (1.33%)         9.27%

  Ratios to Average Net Assets:
    Expenses                                      0.91%         0.97%          0.97%        0.99%           1.01%          1.07%
    Net investment income                         2.30%         2.60%          2.20%        3.20%           3.34%          2.79%

  Portfolio Turnover Rate                       136.00%       254.04%        222.35%      164.70%         103.68%         65.49%

  Average Commission Rate Paid             $    0.0423   $    0.0351    $    0.0601

  Net Assets, At End of Period             $32,091,134   $22,637,577    $18,256,430  $14,532,268     $14,764,853    $11,703,898

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

-------------------------------------------------------------------------
   COMMON STOCK--62.97%
                                           Number            Market Value
  Company                                 of Shares            (Note B)
-------------------------------------------------------------------------
  Aerospace & Defense-1.98%
  AlliedSignal, Inc.                         9,500            $ 421,562
  Coltec Industries+                        10,700              212,663
                                                            -----------
                                                                634,225
                                                            -----------
  Automotive Parts & Equipment-0.82%
  Goodyear Tire & Rubber Co.                 4,100              264,194
                                                            -----------
  Banking-3.13%
  Astoria Financial Corp.                    1,600               85,600
  Citicorp                                     900              134,325
  First Union Corp.                          7,478              435,573
  Keycorp                                      700               24,938
  Long Island Bancorp, Inc.                  1,300               78,975
  Norwest Corp.                              6,400              239,200
                                                            -----------
                                                                998,611
                                                            -----------
  Beverages-3.03%
  Anheuser Busch Companies, Inc.            10,400              490,750
  PepsiCo, Inc.                              9,400              387,163
  Seagram Company, Ltd.                      2,300               94,156
                                                            -----------
                                                                972,069
                                                            -----------
  Biotechnology-2.00%
  Monsanto Co.                              11,500              642,562
                                                            -----------
  Chemicals-1.67%
  E.I. du Pont de Nemours & Co.              3,000              223,875
  Rohm & Haas Co.                            3,000              311,812
                                                            -----------
                                                                535,687
                                                            -----------
  Commercial Services-0.99%
  Service Corp. International                7,400              317,275
                                                            -----------
  Computer Equipment & Services-2.07%
  EMC Corp./Mass+                            9,100              407,794
  First Data Corp.                           4,500              149,906
  Quantum Corp.+                             5,100              105,825
                                                            -----------
                                                                663,525
                                                            -----------

-------------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                           Number            Market Value
  Company                                 of Shares            (Note B)
-------------------------------------------------------------------------
  Computer Information Systems-0.75%
  International Business Machines Corp.      2,100           $  241,106
                                                             ----------
  Computer Network-1.53%
  Cisco Systems, Inc.+                       5,350              492,534
                                                             ----------
  Computer Software - Mainframe-0.24%
  Oracle Corp.+                              3,200               78,600
                                                             ----------
  Computer Software - Mini & Micro-2.17%
  Autodesk, Inc.                             1,400               54,075
  Computer Associates International Inc.     4,200              233,362
  Sun Microsystems, Inc.+                    9,400              408,313
                                                             ----------
                                                                695,750
                                                             ----------
  Electronics - Semiconductors-0.53%
  Texas Instruments, Inc.                    2,900              169,106
                                                             ----------
  Entertainment & Leisure-0.64%
  Mirage Resorts, Inc.+                      9,700              206,731
                                                             ----------
  Environmental Controls-1.63%
  Waste Management, Inc.                    14,900              521,500
                                                             ----------
  Financial Services-3.59%
  Associates First Capital Corp.             2,600              199,875
  Fannie Mae                                 9,300              564,975
  MBIA, Inc.                                 3,800              284,525
  Washington Mutual, Inc.                    2,400              104,250
                                                             ----------
                                                              1,153,625
                                                             ----------
  Food Products-0.58%
  Ralston-Ralston Purina Group               1,600              186,900
                                                             ----------
  Healthcare-0.00%
  Coram Healthcare Corp.+                       20                   39
                                                             ----------
  Household Products-2.21%
  Procter & Gamble Co.                       7,800              710,287
                                                             ----------

+Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

-----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                               Number      Market Value
  Company                                    of Shares       (Note B)
-----------------------------------------------------------------------
  Insurance-2.82%
  Allstate Corp.                                1,000       $    91,562
  Marsh & McLennan Cos., Inc.                   6,300           380,756
  Travelers Group, Inc.                         7,100           430,438
                                                            -----------
                                                                902,756
                                                            -----------
  Manufacturing-1.70%
  Cooper Industries, Inc.                       5,300           291,169
  International Game Technology                10,500           254,625
                                                            -----------
                                                                545,794
                                                            -----------
  Medical Products-2.19%
  Humana, Inc.+                                16,100           502,119
  US Surgical Corp.                             4,400           200,750
                                                            -----------
                                                                702,869
                                                            -----------
  Mining & Metals - Ferrous & Nonferrous-0.01%
  Allegheny Teledyne, Inc.                        200             4,575
                                                            -----------
  Oil & Gas - Distribution & Marketing-1.99%
  Tosco Corp.                                  15,900           467,062
  Valero Energy Corp.                           5,100           169,575
                                                            -----------
                                                                636,637
                                                            -----------
  Oil & Gas - Integrated-1.30%
  Atlantic Richfield Co.                        2,300           179,687
  British Petroleum Co., ADR                    2,700           238,275
                                                            -----------
                                                                417,962
                                                            -----------
  Oil & Gas Services-0.81%
  Input/Output, Inc.+                           9,600           171,000
  Schlumberger,Ltd.                             1,300            88,806
                                                            -----------
                                                                259,806
                                                            -----------
  Packaging & Containers-0.59%
  Stone Container Corp.+                       12,200           190,625
                                                            -----------

-----------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                               Number      Market Value
  Company                                    of Shares       (Note B)
-----------------------------------------------------------------------
  Pharmaceutical-4.96%
  Alza Corp.+                                   5,900        $  255,175
  American Home Products Corp.                  2,700           139,725
  Bristol-Myers Squibb Co.                      4,500           517,219
  Eli Lilly & Co.                               2,700           178,369
  Pfizer, Inc.                                  2,500           271,719
  Warner Lambert Co.                            3,300           228,938
                                                              ---------
                                                              1,591,145
                                                              ---------
  Real Estate-1.97%
  Simon Debartolo Group, Inc.                   3,000            97,500
  Starwood Lodging Trust                       11,101           536,317
                                                              ---------
                                                                633,817
                                                              ---------
  Retail Stores-3.41%
  Circuit City Stores-Circuit City Group        4,000           187,500
  CompUSA, Inc.+                                6,100           110,181
  Federated Department Stores, Inc.+            3,300           177,581
  Kmart Corp.+                                 18,900           363,825
  Sears, Roebuck & Co.                          2,600           158,763
  TJX Cos., Inc.                                4,000            96,500
                                                              ---------
                                                              1,094,350
                                                              ---------
  Telecommunications-6.15%
  Cincinnati Bell,Inc.                            900            25,763
  Comcast Corp., Special Class A                8,600           349,107
  Frontier Corp.                                4,700           148,050
  GTE Corp.                                     5,800           322,625
  MCI Communications Corp.                      4,000           232,500
  SBC Communications, Inc.                     14,900           596,000
  Tele-Communications/TCI
    Ventures Group                                608            12,198
  WorldCom, Inc.+                               5,900           285,781
                                                              ---------
                                                              1,972,024
                                                              ---------
  Textiles & Apparel-0.29%
  Fruit of the Loom, Inc., Class A+             2,800            92,925
                                                              ---------
  Tobacco-1.24%
  Philip Morris Companies, Inc.                10,100           397,688
                                                              ---------

+Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

------------------------------------------------------------------------
   COMMON STOCK--CONTINUED
                                               Number       Market Value
  Company                                    of Shares        (Note B)
------------------------------------------------------------------------
  Toys-0.51%
  Mattel, Inc.                                  3,900        $   165,019
                                                             -----------
  Transportation-1.62%
  Union Pacific Corp.                          11,800            520,675
                                                             -----------
  Utilities - Electric & Gas-1.85%
  New England Electric System                   5,500            237,875
  Northern States Power Co.                     5,000            143,125
  PP&L Resources,Inc.                           4,000             90,750
  Wisconsin Energy Corp.                        4,000            121,500
                                                             -----------
                                                                 593,250
                                                             -----------
    TOTAL COMMON STOCK
    (Cost $19,743,960)                                        20,206,243
                                                             -----------
------------------------------------------------------------------------
   CORPORATE BONDS--14.86%
                                             Principal      Market Value
  Company                                      Value          (Note B)
------------------------------------------------------------------------
  Banking-0.63%
  Canadian Imperial Bank,
    6.200%, due 08/01/00                    $ 200,000          $ 201,683
                                                             -----------
  Financial Services-10.89%
  Chase Credit Card Master
      Trust 97-2A, 6.300%,
      due 04/15/03                            200,000            202,385
  Citibank Credit Card Master
      Trust I, 5.800%, due 02/07/05           200,000            199,463
  Deutsche Mortgage and Asset
      Receiving Corp., 6.220%,
      due 06/15/31                            158,002            158,961
  First Union/Lehman Brothers
      Comm. Mortgage, 6.650%,
      due 06/18/08                            100,000            102,507
  First USA Credit Card Master
      Trust, Series 97-6, 6.420%,
      due 03/17/05                            160,000            163,782

------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                             Principal       Market Value
  Company                                      Value           (Note B)
------------------------------------------------------------------------
  Fleetwood Credit Corp., Grantor
     Trust, 6.900%, due 03/15/12           $   31,001         $   31,363
  Ford Motor Credit, 6.625%,
     due 6/30/03                              260,000            265,898
  GMAC, Comm. Mortgage,
      6.869%, due 08/15/07                    150,000            156,896
  GMAC, Med. Term Note,
      6.750%, due 11/04/04                    260,000            267,933
  Green Tree Financial Corp.,
      6.270%, due 09/15/12                    200,000            201,611
  Household Finance Co.,
      6.125%, due 02/27/03                    100,000             99,125
  Lehman Brothers Comm. Conduit
      Mortgage, 6.330%, due 11/18/04          195,408            197,466
  Merrill Lynch Mortgage Investors,
      Inc., 6.220%, due 02/15/30              157,757            158,804
  Morgan Stanley Capital I,
      6.190%, due 01/15/07                    147,582            148,294
  Morgan Stanley Capital I,
      6.340%, due 07/15/30                    200,000            201,648
  Morgan Stanley Capital I,
      6.590%, due 10/03/30                    147,246            150,818
  Mortgage Capital Funding,
      6.417%, due 06/18/07                    163,371            165,704
  Nomura, Series 98-D6 A1A,
      6.280%, due 03/15/30                    157,504            159,158
  OCWEN, 98-R1 A1, 4.000%,
      due 10/25/30                            147,410            145,774
  Sears Roebuck Acceptance Corp.,
      6.930%, due 11/15/02                    100,000            103,057
  Sears Roebuck Acceptance Corp.,
      6.540%, due 02/20/03                    100,000            101,631
  The Money Store, Home Equity
      Trust, 6.485%, due 12/15/38             110,000            111,886
                                                               ---------
                                                               3,494,164
                                                               ---------
  Food Products-0.19%
  Philip Morris, FRN, 6.150%,
      due 03/15/10                             60,000             60,119
                                                               ---------

+Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

-------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                         Principal           Market Value
  Company                                  Value               (Note B)
-------------------------------------------------------------------------
  Oil & Gas - Distribution & Marketing-0.89%
  Express Pipeline, 6.470%,
    due 12/31/11                          $   75,000        $    75,371
  Trans-Canada Pipelines,
    Med. Term Note, 7.060%,
    due 10/14/25                             200,000            210,482
                                                            -----------
                                                                285,853
                                                            -----------
  Oil & Gas - Integrated-0.65%
  National Fuel Gas, Med. Term
    Note, 6.214%, due 08/12/27               200,000            207,757
                                                            -----------
  Telecommunications-0.62%
  Pacific Bell, 6.125%,
    due 02/15/08                             200,000            200,248
                                                            -----------
  Utilities - Electric & Gas-0.99%
  Consolidated Edison, Inc.,
    6.250%, due 02/01/08                     100,000            100,481
  Southern Company Capital Trust I,
    8.190%, due 02/01/37                     200,000            218,120
                                                            -----------
                                                                318,601
                                                            -----------
    TOTAL CORPORATE BONDS
    (Cost $4,714,487)                                         4,768,425
                                                            -----------

-------------------------------------------------------------------------
   GOVERNMENT & AGENCY OBLIGATIONS--17.40%
                                         Principal           Market Value
  Company                                  Value               (Note B)
-------------------------------------------------------------------------
  Foreign Government-3.27%
  French T-Bill, 4.750%,
    due 03/12/02                           $2,435,000       $   408,651
  German Unity Fund, 8.500%,
    due 02/20/01                              655,000           401,528
  Province of Quebec, 7.500%,
    due 07/15/23                              215,000           239,559
                                                            -----------
                                                              1,049,738
                                                            -----------
  U.S. Government Agency Obligations-9.17%
  Federal National Mortgage
    Association, Dwarf, 7.000%,
    due 05/01/12                               97,130            99,017

-------------------------------------------------------------------------
   GOVERNMENT & AGENCY OBLIGATIONS--CONTINUED
                                         Principal           Market Value
  Company                                  Value               (Note B)
-------------------------------------------------------------------------
  Federal National Mortgage
    Association, Pool #406578,
    6.500%, due 12/01/27                   $ 119,364         $   119,070
  Government National Mortgage
    Association, Pool #351336,
    6.500%,  due 12/15/23                    160,623             161,116
  Government National Mortgage
    Association, Pool #422323,
    6.500%, due 04/15/26                     940,817             940,450
  Government National Mortgage
    Association, Pool #425832,
    7.000%, due 01/15/28                     583,928             594,013
  Government National Mortgage
    Association, Pool #447990,
    7.500%, due 06/15/28                     149,738             154,055
  Government National Mortgage
    Association, Pool #455491,
    7.500%, due 09/15/27                      49,054              50,475
  Government National Mortgage
    Association, Pool #461210,
    7.500%, due 01/15/28                     526,962             542,154
  Government National Mortgage
    Association, Pool #780035,
    6.500%, due 07/15/24                     282,472             283,338
                                                             -----------
                                                               2,943,688
                                                             -----------
  U.S. Treasury Notes and Bonds-4.96%
  U.S. Treasury Bond, 6.750%
    due 08/15/26                             765,000             876,165
  U.S. Treasury Note, 5.875%,
    due 11/15/99                             265,000             266,242
  U.S. Treasury Note, 5.500%,
    due 02/15/08                             450,000             450,000
                                                             -----------
                                                               1,592,407
                                                             -----------
    TOTAL GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $5,511,318)                                          5,585,833
                                                             -----------
    TOTAL INVESTMENTS
    (Cost $29,969,765)                         95.23%         30,560,501
  Other assets, less liabilities                4.77           1,530,633
                                              ------         -----------
   TOTAL NET ASSETS                           100.00%        $32,091,134
                                              ======         ===========

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

                    "The high yield market is experiencing an
             unprecedented period of growth and strong performance."
                             --Bernard Scozzafava, Portfolio Manager--

                       ----------------------------------
                                 INCEPTION DATE
                                 January 1, 1998
                       ----------------------------------
                                  FUND MANAGER
                    Massachusetts Financial Services Company
                       ----------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                  To achieve a high level of current income by
                  investing primarily in corporate obligations
                 with emphasis on higher-yielding, higher risk,
                       lower-rated or unrated securities.
                       ----------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $7,298,981
                        ----------------------------------
                               NUMBER OF HOLDINGS
                                       148
                        ----------------------------------
                               PORTFOLIO TURNOVER
                                     61.23%
                       ----------------------------------
                                PORTFOLIO QUALITY
                                    BBB-1.29%
                                    BB-6.52%
                                    B-63.14%
                                    CCC-9.33%
                                Not Rated-16.58%
                                   Cash-3.14%
                       ----------------------------------
                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   8.21 years
                       ----------------------------------


                       ----------------------------------
                                 IN THIS SECTION
                       ----------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                       ----------------------------------

--------------------------------------------------------------------------------

                               BERNARD SCOZZAFAVA
                                 Vice President

                o Joined MFS in 1989
                o M.S. from Massachusetts Institute of Technology
                o Graduate of Hamilton College

--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

[PIE CHART]

    % of Portfolio ++

Corporate Bonds-94.32%
Cash-3.14%
Preferred Stock-2.22%
Governement & Agency Obligations-0.32%

[END PIE CHART]

        PORTFOLIO QUALITY

-------------------------------------
                         PERCENT OF
RATING                   PORTFOLIO ++
-------------------------------------
BBB                        1.29%
BB                         6.52%
B                         63.14%
CCC                        9.33%
Not Rated                 16.58%
Cash                       3.14%

           DOLLAR WEIGHTED
          AVERAGE MATURITY
             8.21 years

-------------------------------------
                         PERCENT OF
TOP TEN HOLDINGS         PORTFOLIO ++
-------------------------------------
Jitney-Jungle Stores,
   12.000%, 03/01/06       1.57%
Charter Comm. S. East,
   11.250%, 03/15/06       1.46%
Hayes Wheels Int'l,
   11.000%, 07/15/06       1.44%
Boyd Gaming Corp.,
   9.500%, 07/15/07        1.36%
Specialty Foods Corp.,
   10.250%, 08/15/01       1.35%
Gaylord Container, Series B,
   9.875%, 02/15/08        1.35%
Oxford Automotive, Inc.,
   10.125%, 06/15/07       1.29%
United International Hldgs.,
   10.750%, 02/15/08       1.29%
Kaiser Aluminum & Chemical,
   10.875%, 10/15/06       1.27%
Newcor, Inc., 9.875%,
   03/01/08                1.26%

  ++Represents market value of
     investments plus cash.

     For the six months ended June 30, 1998, the High Yield Bond Portfolio posted a total return of 3.87%, compared to a return of 4.50% for the Lehman Brothers High Yield Bond Index. The high yield market is experiencing an unprecedented period of growth and strong performance. Year to date, a record $97 billion of high yield bonds were issued by 422 companies, and the market surpassed $570 billion in bonds outstanding. In 1998, high yield bonds continue to be the best performing domestic fixed-income asset class. Healthy economic growth contributed to the market's performance as companies continued to post improved operating results.

     The spread between the yield on high yield bonds and Treasury notes has widened recently as some global equity investors have sought the security of the US Treasury market following renewed concerns about economic problems in Asia. As a result of this flight to quality, the yields on Treasury notes fell slightly to 5.4% while the yield on the Salomon Brothers High-Yield Index, an unmanaged index on noninvestment-grade U.S. corporate debt, remained at 9.2%. Given the low level of interest rates, we believe the high yield market remains attractively valued with the spread at 3.8%, its widest level in 2-1/2 years.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

        High Yield Bond Portfolio and Lehman Bros. High Yield Bond Index
              Comparison of Change in Value of $10,000 Investment.

Date                  High Yield Bond               Lehman Bros. High Yield
12/31/97                  $10,000                          $10,000
1/30/98                    10,195                           10,180
2/27/98                    10,160                           10,240
3/31/98                    10,289                           10,336
4/30/98                    10,310                           10,377
5/29/98                    10,346                           10,413
6/30/98                    10,387                           10,450


     While the economic slowdown in Asia will likely adversely affect the US economy, we do not think the impact will be material on the credit quality of the high yield companies in our portfolios. Our portfolios are primarily invested in the bonds of domestic companies, and last fall, when the crisis in South East Asia was developing, we reduced our holdings in companies with high export exposure to that area.

     We believe that many high yield telecommunication issues continue to represent good value given the growth opportunities of these companies and the higher yields available in this sector. The telecom sector is our largest industry overweighting and has been one of the best performing sectors in the high yield market over the last twelve months. The Portfolio is also overweighted in the aerospace sector where equipment suppliers, such as BE Aerospace, are benefiting from strong orders for new commercial aircraft. Our portfolios are underweighted in the energy section, but we will look for investment opportunities in this area as yields have risen in response to oil prices sinking to their lowest levels in 12 years.


--------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
                                         LEHMAN.
                                       BROS. HIGH
                    HIGH YIELD         YIELD BOND
                       BOND               INDEX
 YTD                   3.87%              4.50%
 INCEPTION             3.87%              4.50%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Bros. High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Lehman Bros. High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                                  (Unaudited)
                                                  Six Months
                                                     Ended
                                                 June 30, 1998
  Net asset value, beginning of period            $    10.00

  Income From Investment Operations
    Net investment income                               0.26
    Net gains and losses on securities
     (both realized and unrealized)                     0.13
                                                  ----------
    Total from investment operations                    0.39

  Less Distributions to Shareholders
    Dividends from net investment income
    Dividends in excess of net investment
     income
    Distributions from capital gains
    Distributions in excess of capital gains
    Returns of capital
                                                  ----------
    Total distributions                                 0.00

  Net asset value, end of period                  $    10.39
                                                  ==========
  Total Return (A)                                      3.87%

  Ratios to Average Net Assets:
    Expenses                                            1.28%
    Net investment income                               7.30%

  Portfolio Turnover Rate                              61.23%

  Average Commission Rate Paid (B)                      N/A

  Net Assets, At End of Period                    $7,298,981

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) During the period, the Portfolio held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
   CORPORATE BONDS--93.17%
                                               Principal          Market Value
  Company                                        Value              (Note B)
-------------------------------------------------------------------------------
  Advertising-0.72%
  Outdoor Systems, Inc., 8.875%,
      due 06/15/07                             $ 50,000            $ 52,375
                                                                -----------
  Aerospace & Defense-3.79%
  B.E. Aerospace, Inc., Series B,
      9.875%, due 02/01/06                       50,000              53,500
  CHC Helicopter Corp., 11.500%,
      due 07/15/02                               50,000              53,750
  K & F Industries, Series B, 9.250%,
      due 10/15/07                               75,000              75,937
  Satelites Mexicanos, SA, Series 144A,
      10.125%, due 11/01/04+                     70,000              68,338
  Stellex Industries, Inc., Series B,
      9.500%, due 11/01/07                       25,000              24,875
                                                                -----------
                                                                    276,400
                                                                -----------
  Automotive Parts & Equipment-2.53%
  Agco Corp., 8.500%, due
      03/15/06                                   40,000              41,400
  Hayes Wheels International, Inc.,
      11.000%, due 07/15/06                      92,000             103,500
  Talon Automotive Group,
      Series 144A, 9.625%,
      due 05/01/08                               40,000              39,600
                                                                -----------
                                                                    184,500
                                                                -----------
  Automotive Truck Rental-0.57%
  Williams Scotman, Inc., 9.875%,
      due 06/01/07                               40,000              41,800
                                                                -----------
  Beverages-0.21%
  Delta Beverage Group, 9.750%,
      due 12/15/03                               15,000              15,713
                                                                -----------
  Broadcasting-5.50%
  CSC Holdings, Series B, 8.125%,
      due 08/15/09                               50,000              53,625
  Chancellor Media Corp., Series B,
      8.750%, due 06/15/07                       40,000              41,800

------------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                               Principal          Market Value
  Company                                        Value              (Note B)
------------------------------------------------------------------------------
  Broadcasting-Continued
  Cumulus Media, Inc., 10.375%,
       due 07/01/08+                           $ 50,000            $ 51,000
  Fox/Liberty Networks, 8.875%,
       due 08/15/07                              15,000              15,300
  Frontiervision Holdings,
       Zero Coupon, due 09/15/07+                60,000              47,700
  Granite Broadcasting Corp.,
       Series 144A, 8.875%,
       due 05/15/08+                             25,000              25,438
  Granite Broadcasting Corp.,
       10.375%, due 05/15/05                     30,000              31,875
  Lenfest Communications,
       8.375%, due 11/01/05                      40,000              42,700
  Lin Holdings Corp.,
       Zero Coupon, Series 144A,
       due 03/01/08+                             60,000              40,800
  Renaissance Media Group, LLC,
       Zero Coupon, Series 144A,
       due 04/15/08+                             15,000               9,281
  Young Broadcasting, Series B,
       8.750%, due 06/15/07                      40,000              41,700
                                                                  ---------
                                                                    401,219
  Building Materials-1.18%
  Schuff Steel Co., Series 144A,
      10.500%, due 06/01/08+                     50,000              49,750
  Synthetic Industries, Inc., Series B,
      9.250%, due 02/15/07                       35,000              36,225
                                                                   ---------
                                                                     85,975
                                                                   ---------
  Chemicals-2.69%
  Acetex Corp., 9.750%, due
      10/01/03                                   40,000              41,200
  NL Industries, 11.750%, due
      10/15/03                                   55,000              60,844
  PCI Chemicals Canada, 9.250%,
      due 10/15/07                               45,000              44,212
  Sterling Chemical, Series A,
      11.250%, due 04/01/07                      50,000              49,750
                                                                   ---------
                                                                    196,006
                                                                   ---------

+Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                               Principal    Market Value
  Company                                        Value        (Note B)
---------------------------------------------------------------------------
  Collectibles-0.83%
  Boyds Collection, Series 144A,
      9.000%, due 05/15/08                   $ 60,000           $ 60,300
                                                             -----------
  Commercial Services-0.75%
  Dialog Corp., PLC, Series A,
      11.000%, due 11/15/07                    50,000             54,625
                                                             -----------
  Computer Equipment & Services-1.69%
  Anacomp, Inc., 10.875%, due
      04/01/04                                 70,000             74,025
  Iron Mountain, Inc., 10.125%,
      due 10/01/06+                            45,000             49,500
                                                             -----------
                                                                 123,525
                                                             -----------
  Computer Software - Mainframe-0.71%
  Verio, Inc., Series 144A, 10.375%,
      due 04/01/05+                            50,000             51,625
                                                             -----------
  Cosmetics & Personal Care-1.44%
  Remington Product Co., Series B,
      11.000%, due 05/15/06                    60,000             55,050
  Revlon Consumer Products,
      8.625%, due 02/01/08+                    50,000             50,313
                                                             -----------
                                                                 105,363
                                                             -----------
  Educational Services-0.90%
  Kindercare Learning, Series B,
      9.500%, due 02/15/09                     65,000             65,812
                                                             -----------
  Electronics - Semiconductors-0.49%
  Zilog, Inc., 9.500%,
      due 03/01/05+                            50,000             35,750
                                                             -----------
  Engineering & Construction-0.55%
  Furon Co., Series 144A, 8.125%,
      due 03/01/08+                            40,000             40,100
                                                             -----------

---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                               Principal    Market Value
  Company                                        Value        (Note B)
---------------------------------------------------------------------------
  Entertainment & Leisure-4.16%
  AMC Entertainment, Inc.,
     9.500%, due 03/15/09                     $ 40,000          $ 40,200
  Boyd Gaming Corp., 9.500%,
     due 07/15/07                               95,000            97,850
  Casino America, Inc., 12.500%,
     due 08/01/03+                              75,000            85,125
  Cinemark USA, Inc., Series B,
     9.625%, due 08/01/08+                      50,000            51,750
  Convergent Communication,
     13.000%, due 04/01/08+                     30,000            28,950
                                                              -----------
                                                                 303,875
                                                              -----------
  Environmental Controls-0.49%
  Nortek, Inc., 9.875%,
     due 03/01/04+                              35,000            36,137
                                                              -----------
  Food Products-1.69%
  Purina Mills, Inc., Series 144A,
     9.000%, due 03/15/10+                      25,000            25,812
  Specialty Foods, Corp., Series B,
     10.250%, due 08/15/01+                    100,000            97,500
                                                              -----------
                                                                 123,312
                                                              -----------
  Food Services & Restaurants-1.47%
  Friendly Ice Cream Corp.,
     10.500%, due 12/01/07                      80,000            84,400
  Planet Hollywood, 12.000%,
     due 04/01/05+                              25,000            22,750
                                                              -----------
                                                                 107,150
                                                              -----------
  Forest Products & Paper-5.32%
  Buckeye Technologies, Inc.,
     9.250%, due 09/15/08                       40,000            42,300
  Pacific Lumber Co., 10.500%,
     due 03/01/03+                              50,000            51,625
  REPAP New Brunswick, 10.625%,
     due 04/15/05                               75,000            76,125
  Repap Enterprise, Series 144A,
     9.000%, due 06/01/04+                      50,000            50,813

  +Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)


---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                             Principal      Market Value
  Company                                      Value          (Note B)
---------------------------------------------------------------------------
  Forest Products & Paper-Continued
  Specialty Paperboard, Inc.,
      9.375%, due 10/15/06                   $ 70,000          $ 73,500
  U.S. Timberlands, 9.625%, due
     11/15/07                                  40,000            41,250
  Uniforet, Inc., 11.125%, due
     10/15/06+                                 55,000            53,075
                                                             -----------
                                                                388,688
                                                             -----------
  Healthcare-1.85%
  Insight Health, Series 144A,
     9.625%, due 06/15/08+                     15,000            14,962
  Oxford Health Plans, 11.000%,
     due 05/15/05+                             25,000            25,750
  Prime Medical Services, 8.750%,
     due 04/01/08+                             60,000            58,950
  Tenet Healthcare, Series 144A,
     7.625%, due 06/01/08+                     35,000            35,328
                                                             -----------
                                                                134,990
                                                             -----------
  Lodging-1.44%
  Prime Hospitality Corp., Series B,
     9.750%, due 04/01/07                      50,000            53,375
  Red Roof Inns, 9.625%,
     due 12/15/03                              50,000            51,750
                                                             -----------
                                                                105,125
                                                             -----------
  Machinery-4.37%
  Columbus McKinnon Corp.,
     Series 144A, 8.500%,
     due 04/01/08+                             60,000            59,100
  Grove Worldwide, LLC,
     Series 144A, 9.250%,
     due 05/01/08+                             60,000            60,000
  Newcor, Inc., Series 144A,
     9.875%, due 03/01/08+                     90,000            91,125
  Numatics, Inc., Series 144A,
     9.625%, due 04/01/08+                     50,000            50,750
  Thermadyne, Series 144A,
     9.875%, due 06/01/08+                     30,000            30,225
  Thermadyne, Zero Coupon,
     Series 144A, due 06/01/08+                50,000            27,500
                                                             -----------
                                                                318,700
                                                             -----------

---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                             Principal      Market Value
  Company                                      Value          (Note B)
---------------------------------------------------------------------------
  Manufacturing-1.25%
  Argo-Tech Corp., 8.625%,
     due 10/01/07                            $ 40,000         $  40,200
  Polymer Group, Inc., Series B,
     9.000%, due 07/01/07+                     50,000            50,812
                                                             -----------
                                                                 91,012
  Media-0.21%
  HMV Media, PLC, Series 144A,
     10.250%, due 05/15/08+                    15,000            15,300
                                                             -----------
  Medical Supplies-0.97%
  Fresenius Medical Capital Trust II,
      7.875%, due 02/01/08                         35            34,475
  MEDIQ, Inc., Series 144A,
     11.000%, due 06/01/08+                    35,000            36,138
                                                             -----------
                                                                 70,613
                                                             -----------
  Mining & Metals - Ferrous & Nonferrous-6.36%
  Commonwealth Aluminum,
      10.750%, due 10/01/06                    50,000            52,750
  Earle M. Jorgensen Co.,
      Series 144A, 9.500%,
      due 04/01/05+                            60,000            59,175
  Kaiser Aluminum & Chemical,
      Series B, 10.875%,
      due 10/15/06                             85,000            91,800
  Keystone Consolidated, 9.625%,
      due 08/01/07+                            50,000            51,375
  Metal Management, Inc.,
      Series 144A, 10.000%,
      due 05/15/08+                            50,000            49,500
  Oxford Automotive, Inc., 10.125%,
      due 06/15/07                             90,000            93,150
  P&L Coal Holdings, Series 144A,
      9.625%, due 05/15/08                     40,000            41,300
  WHX Corp., 10.500%,
      due 04/15/05+                            10,000            10,200
  WHX Corp., 9.250%,
      due 11/15/07+                            15,000            15,375
                                                             -----------
                                                                464,625
                                                             -----------

+Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                             Principal        Market Value
  Company                                      Value            (Note B)
---------------------------------------------------------------------------
  Oil & Gas Producers-1.04%
  Chesapeake Energy, Series 144A,
     9.625%, due 05/01/05+                   $ 50,000           $ 50,375
  Petsec Energy, Inc., Series B,
     9.500%, due 06/15/07                      25,000             25,375
                                                                --------
                                                                  75,750
                                                                --------
  Oil & Gas Services-0.60%
  Pool Energy Services Co.,
     Series 144A, 8.625%,
     due 04/01/08+                             45,000             44,100
                                                                --------
  Packaging & Containers-2.37%
  Gaylord Container, Series B,
     9.875%, due 02/15/08+                    100,000             97,000
  Graham Packaging/GPC,
     Series 144A, 8.750%,
     due 01/15/08+                             50,000             50,250
  Silgan Holdings, Inc., 9.000%,
     due 06/01/09                              25,000             25,750
                                                                --------
                                                                 173,000
                                                                --------
  Publishing & Printing-1.97%
  Big Flower Press Holdings,
     8.875%, due 07/01/07+                     50,000             50,750
  Hollinger International Publishing,
     9.250%, due 03/15/07                      40,000             42,400
  Liberty Group Operating, 9.375%,
     due 02/01/08+                             50,000             50,750
                                                                --------
                                                                 143,900
                                                                --------
  Real Estate-0.60%
  Clark USA, (Trizec), 10.875%,
     due 12/01/05                              40,000             43,700
                                                                --------
  Retail Stores-4.16%
  Cole National Corp., 9.875%,
     due 12/31/06                              75,000             81,375
  Finlay Enterprises, 8.375%,
     due 05/01/08+                             25,000             25,219
  Finlay Enterprises, 9.000%,
     due 05/01/08+                             10,000             10,075

---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                             Principal        Market Value
  Company                                      Value            (Note B)
---------------------------------------------------------------------------
  Retail Stores-Continued
  Jitney-Jungle Stores, 12.000%,
     due 03/01/06+                           $100,000           $113,250
  Musicland Stores, 9.000%,
     due 06/15/03                              25,000             24,187
  Musicland Stores, 9.875%,
     due 03/15/08+                             50,000             49,375
                                                                --------
                                                                 303,481
                                                                --------
  Telecommunciations-22.98%
  American Mobile Satellite Corp.,
     12.250%, due 04/01/08+                    40,000             37,800
  Allegiance Telecom, Zero Coupon,
     due 02/15/08+                            100,000             51,500
  American Cellular Corp.,
     Series 144A, 10.500%,
     due 05/15/08+                             50,000             50,125
  Charter Communications,
     S. East, Series B,
     11.250%, due 03/15/06                     95,000            105,212
  Clearnet Communications,
     Zero Coupon, due 12/15/05+                50,000             42,125
  Colt Telecom Group, PLC,
     Zero Coupon, due 12/15/06+                35,000             28,000
  Dolphin, Zero Coupon,
     Series 144A, due 06/01/08+                50,000             28,375
  Flag, Ltd., Series 144A, 8.250%,
     due 01/30/08+                             45,000             45,675
  General Communication, Inc.,
     9.750%, due 08/01/07+                     50,000             52,750
  Global Crossing, Series 144A,
     9.625%, due 05/15/08+                     50,000             52,312
  Globalstar LP/Capital, 11.375%,
     due 02/15/04+                             50,000             48,750
  ICG Holdings, Inc., Zero Coupon,
     due 05/01/06                              50,000             39,250
  Intermedia Communication, Series B,
     Zero Coupon, due 07/15/07+                40,000             29,450
  L-3 Communications Corp., Series B,
     10.375%, due 05/01/07                     45,000             49,950
  L-3 Communictaions, 8.500%,
     due 05/15/08+                             25,000             25,250

+Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                             Principal        Market Value
  Company                                      Value            (Note B)
---------------------------------------------------------------------------
  Telecommunications-Continued
  Level 3 Communications, Inc.,
     Series 144A, 9.125%,
     due 05/01/08+                           $ 65,000        $   63,619
  MJD Communications, Inc.,
     Series 144A, 9.500%,
     due 05/01/08+                             10,000            10,250
  MetroNet Communications,
     Zero Coupon, due 11/01/07+                25,000            16,531
  MetroNet Communications,
     Zero Coupon, due 06/15/08+               145,000            90,444
  Millicom International Cellular,
     Zero Coupon, due 06/01/06+                90,000            69,975
  NEXTLINK Communications, Inc.,
     9.625%, due 10/01/07                      30,000            30,900
  NTL, Inc., Series 144A,
     Zero Coupon, due 04/01/08+                65,000            42,575
  Nextel Communications, Inc.,
     Zero Coupon, due 10/31/07+                50,000            32,750
  Nextel Communications, Inc.,
     Series 144A, Zero Coupon,
     due 02/15/08+                            110,000            70,813
  Nextel Communications, Inc.,
     Series 144A, Zero Coupon,
     due 04/15/08+                             70,000            40,950
  Pagemart Wireless, Zero Coupon,
     due 02/01/08+                             60,000            37,200
  Pathnet, Inc., Unit, 12.250%,
     due 04/15/08+                             50,000            53,250
  Qwest Communications
     International, Inc.,
     Zero Coupon, due 10/15/07+                70,000            52,675
  RCN Corp., Zero Coupon,
     due 10/15/07+                             25,000            16,125
  Rogers Cablesystems, 9.625%,
     due 08/01/02                              40,000            42,900
  Rural Cellular, Series 144A, 9.625%,
     due 05/15/08+                             15,000            15,075
  Telesystem International,
     Zero Coupon, due 11/01/07+                25,000            14,938

---------------------------------------------------------------------------
   CORPORATE BONDS--CONTINUED
                                             Principal        Market Value
  Company                                      Value            (Note B)
---------------------------------------------------------------------------
  Telecommunications-Continued
  Triton Communications, Series 144A,
     Zero Coupon, due 05/01/08+              $ 50,000        $   28,375
  United International Holdings,
     Zero Coupon, due 02/15/08+               150,000            93,000
  Viatel, Inc., Unit, 11.250%,
     due 04/15/08+                             60,000            63,000
  Viatel, Inc., Unit, Zero Coupon,
     due 04/15/08+                             85,000            51,850
  Western Wireless Corp., 10.500%,
     due 02/01/07                              50,000            53,875
                                                             -----------
                                                              1,677,594
                                                             -----------
  Telecommunications Equipment-2.46%
  DTI Holdings, Inc.,  Zero Coupon,
     due 03/01/08+                                 65            35,425
  Paging Network, Inc., 8.875%,
     due 02/01/06+                             50,000            49,500
  Pinnacle Holdings, Inc., Series 144A,
     Zero Coupon, due 03/15/08+                80,000            52,800
  Spectrasite, Series 144A,
     Zero Coupon, due 07/15/08+                75,000            42,000
                                                             -----------
                                                                179,725
                                                             -----------
  Textiles & Apparel-1.00%
  Galey & Lord, Inc., 9.125%,
     due 03/01/08+                             75,000            72,750
                                                             -----------
  Transportation-1.30%
  GulfMark Offshore, Series 144A,
     8.750%, due 06/01/08+                     40,000            39,000
  Johnstown America Industries, Inc.,
     11.750%, due 08/15/05+                    25,000            27,813
  Johnstown America Industries, Inc.,
     Series C, 11.750%, due 08/15/05+          25,000            27,812
                                                             -----------
                                                                 94,625
                                                             -----------
  Utilities - Electric & Gas-0.56%
  International Utility Structures,
     Series 144A, 10.750%,
     due 02/01/08+                             40,000            41,000
                                                             -----------
   TOTAL CORPORATE BONDS
      (Cost $6,827,015)                                       6,800,240
                                                             -----------

+Non-income producing security.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998-CONTINUED (UNAUDITED)

---------------------------------------------------------------------------
   GOVERNMENT & AGENCY OBLIGATIONS--0.31%
                                            Principal        Market Value
  Company                                     Value            (Note B)
---------------------------------------------------------------------------
  Foreign Government-0.31%
  Republic of Korea, 8.875%,
     due 04/15/08+                           $ 25,000        $   22,731
                                                             -----------
  TOTAL GOVERNMENT & AGENCY
  OBLIGATIONS
      (Cost $23,366)                                             22,731
                                                             -----------
---------------------------------------------------------------------------
   PREFERRED STOCK--2.19%

                                           Number            Market Value
  Company                                 of Shares            (Note B)
---------------------------------------------------------------------------
  Multimedia-0.91%
  Time Warner, Inc., Series M,
     10.250%+                                      60        $   66,750
                                                             ----------
  Telecommunications-1.28%
  Primedia, Inc., 8.625%+                         650            63,375
  Rural Cellular Corp., Series 144A,
     11.375%+                                      30            30,150
                                                             ----------
                                                                 93,525
                                                             ----------

  TOTAL PREFERRED STOCK
      (Cost $161,497)                                           160,275
                                                             ----------

---------------------------------------------------------------------------
   RIGHTS AND WARRANTS--0.00%

                                           Number            Market Value
  Company                                 of Shares            (Note B)
---------------------------------------------------------------------------
  Telecommunications-0.00%
  Allegiance Telecom,
     exp. 02/03/08+                               100        $        0
                                                             ----------
  TOTAL RIGHTS AND WARRANTS
      (Cost $0)                                                       0
                                                             ----------
  TOTAL INVESTMENTS
     (Cost $7,011,878)                          95.67%        6,983,246
    Other assets, less liabilities               4.33           315,735
                                               ------        ----------
  TOTAL NET ASSETS                             100.00%       $7,298,981
                                               ======        ==========

+Non-income producing security.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO

                   " We expect short-term interest rates to be
                       flat over the next several months."
                            --Geoffrey Kurinsky , Portfolio Manager--

                        --------------------------------
                                 INCEPTION DATE
                                 August 1, 1985
                        --------------------------------
                                  FUND MANAGER
                    Massachusetts Financial Services Company
                        --------------------------------
                        INVESTMENT OBJECTIVE AND STRATEGY
                 To seek as high a level of current income as is
             consistent with preservation of capital and liquidity.
                        --------------------------------
                            NET ASSETS AS OF 6/30/98
                                   $15,803,630
                        --------------------------------
                               NUMBER OF HOLDINGS
                                       20
                        --------------------------------
                                PORTFOLIO QUALITY
                                    AAA-100%
                        --------------------------------
                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   24.26 days
                        --------------------------------

                        --------------------------------
                                 IN THIS SECTION
                        --------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

                        --------------------------------

--------------------------------------------------------------------------------
                                GEOFFREY KURINSKY
                              Senior Vice President

                     o Joined MFS in 1987
                     o M.B.A. from Boston University
                     o B.A. from University of Massachusetts

--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO

[PIE CHART]

% of Portfolio ++

Short-Term Obligation-99.88%
Cash-0.12%

[END PIE CHART]


  PORTFOLIO QUALITY

------------------------------------
                         PERCENT OF
RATING                   PORTFOLIO++
------------------------------------
  AAA                    100.00%

          DOLLAR WEIGHTED
         AVERAGE MATURITY

              24 days


++Represents market value of
  investments plus cash.


     The Money Market Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. Government, as well as in the highest-quality corporate issues, in order to minimize credit risk. As of June 30, 1998, the Portfolio had assets of approximately $15.8 million, which were 100% invested in government agencies. The average maturity of the Portfolio was 24 days.

     We expect short-term interest rates to be flat over the next several months.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

  FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months      Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                             Ended         December       December      December       December       December
                                         June 30, 1998     31, 1997       31, 1996      31, 1995       31, 1994       31, 1993
  Net asset value, beginning of period     $     10.23    $    10.25   $    10.27    $    10.25     $   10.26      $    10.22

  Income From Investment Operations
    Net investment income                         0.23          0.52         0.50          0.50          0.35            0.20
    Net gains and losses on securities
     (both realized and unrealized)               0.02         (0.02)       (0.02)         0.02         (0.01)           0.04
                                           -----------    ----------   ----------    ----------     ----------     ----------
    Total from investment operations              0.25          0.50         0.48          0.52          0.34            0.24

  Less Distributions to Shareholders
    Dividends from net investment income                       (0.52)       (0.50)        (0.50)        (0.35)          (0.20)
    Dividends in excess of net
     investment income
    Distributions from capital gains
    Distributions in excess of capital gains
    Returns of capital
                                           -----------    ----------   ----------    ----------     ----------     ----------
    Total distributions                           0.00         (0.52)       (0.50)        (0.50)        (0.35)          (0.20)

  Net asset value, end of period           $     10.48    $    10.23   $    10.25    $    10.27     $   10.25      $    10.26
                                           ===========    ==========   ==========    ==========     =========      ==========
  Total Return (A)                                2.45%         4.86%        4.65%         5.06%         3.28%           2.32%

  Ratios to Average Net Assets:
    Expenses                                      0.62%         0.60%        0.62%         0.63%         0.65%           0.74%
    Net investment income                         4.90%         4.74%        4.54%         4.89%         3.31%           2.32%

  Portfolio Turnover Rate (B)                      N/A           N/A          N/A           N/A           N/A            N/A

  Average Commission Rate Paid (C)                 N/A           N/A          N/A

  Net Assets, At End of Period             $15,803,630    $9,435,454   $7,896,257    $8,312,676    $7,680,485      $5,061,181

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

(C) During the period, the Portfolio held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)

---------------------------------------------------------------------------
   SHORT-TERM OBLIGATIONS--99.93%
                                             Principal        Market Value
  Company                                      Value            (Note B)
---------------------------------------------------------------------------
  Government Agency-99.93%
  Federal Farm Credit Bank,
      5.390%, due 07/02/98                $   765,000       $   764,885
  Federal Farm Credit Bank,
      5.410%, due 07/06/98                    900,000           899,324
  Federal Farm Credit Bank,
      5.400%, due 07/10/98                    630,000           629,149
  Federal Farm Credit Bank,
      5.410%, due 07/23/98                    500,000           498,347
  Federal Farm Credit Bank,
      5.390%, due 08/24/98                    850,000           843,128
  Federal Home Loan Bank,
      5.400%, due 07/01/98                    750,000           750,000
  Federal Home Loan Bank,
      5.410%, due 07/09/98                    700,000           699,158
  Federal Home Loan Bank,
      5.410%, due 07/22/98                    800,000           797,475
  Federal Home Loan Mortgage
      Corp., 5.430%, due 07/07/98             575,000           574,480
  Federal Home Loan Mortgage
      Corp., 5.430%, due 07/13/98             740,000           738,661
  Federal Home Loan Mortgage
      Corp., 5.480%, due 07/14/98             900,000           898,219
  Federal Home Loan Mortgage
      Corp., 5.470%, due 07/31/98           1,000,000           995,442
  Federal National Mortgage
      Association, 5.390%,
      due 07/15/98                          1,000,000           997,904
  Federal National Mortgage
      Association, 5.410%,
      due 07/30/98                            700,000           696,949
  Federal National Mortgage
      Association, 5.440%,
      due 08/03/98                            725,000           721,385
  Federal National Mortgage
      Association, 5.390%,
      due 09/30/98                            765,000           754,480

---------------------------------------------------------------------------
   SHORT-TERM OBLIGATIONS--CONTINUED
                                             Principal        Market Value
  Company                                      Value            (Note B)
---------------------------------------------------------------------------
  Government Agency-Continued
  Tennessee Valley Authority,
      5.340%, due 07/16/98                   $ 1,000,000    $   997,775
  Tennessee Valley Authority,
      5.370%, due 07/24/98                     1,200,000      1,195,877
  Tennessee Valley Authority,
      5.350%, due 08/20/98                       700,000        694,798
  Tennessee Valley Authority,
      5.374%, due 08/26/98                       650,000        644,566
                                                            -----------
                                                             15,792,002
                                                            -----------
  TOTAL SHORT-TERM OBLIGATIONS
    (Cost $15,792,099)                                       15,792,002
                                                            -----------
   TOTAL INVESTMENTS
    (Cost $15,792,099)                             99.93%    15,792,002
   Other assets, less liabilities                   0.07         11,628
                                                  ------    -----------
   TOTAL NET ASSETS                               100.00%   $15,803,630
                                                  ======    ===========

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES

  June 30, 1998 (Unaudited)

                                                   International                         Global         Emerging
                                                      Equity         World Growth      Hard Assets       Growth
                                                     Portfolio      Stock Portfolio     Portfolio       Portfolio
Assets
Investments, at cost-see accompanying portfolios   $ 8,872,605      $105,151,013      $ 4,860,842      $60,064,494
                                                   ===========      ============      ===========      ===========

Investments, at market value (Notes B and C)       $ 9,741,940      $122,491,586      $ 4,465,504      $78,068,019
 Cash                                                  334,717         5,492,373           64,646          635,111
 Accrued investment income                              19,349           582,350            7,874           12,251
 Receivable for portfolio securities sold              187,452                          1,011,960        1,961,030
 Receivable for foreign forward contracts (Note B)      25,494
 Other assets                                                                               4,233
                                                   -----------      ------------      -----------      -----------
    Total Assets                                    10,308,952       128,566,309        5,554,217       80,676,411

Liabilities
 Payable for portfolio securities purchased            345,639            43,608          731,454        2,959,554
 Accrued investment advisory fees (Note D)               8,462            77,589            3,161           45,979
 Accrued expenses                                        4,974            20,780            1,176            4,961
 Other liabilities                                                                          4,233
                                                   -----------      ------------      -----------      -----------
    Total Liabilities                                  359,075           141,977          740,024        3,010,494

NET ASSETS                                         $ 9,949,877      $128,424,332      $ 4,814,193      $77,665,917
                                                   ===========      ============      ===========      ===========
Net Assets Consist of:
 Par value                                         $     8,575      $     51,448      $     5,513      $    36,913
 Capital paid in excess of par                       9,040,688        99,676,742        8,531,048       58,068,965
 Undistributed net investment income (loss)             42,798         1,494,661            4,281         (197,793)
 Accumulated net realized gain (loss)
   on investments                                      (40,548)        9,865,777       (3,321,378)       1,753,499
 Net unrealized gain (loss) on investments             869,335        17,340,573         (395,338)      18,003,525
 Net unrealized loss on translation of assets
  and liabilities in foreign currencies (Note C)        29,029            (4,869)          (9,933)             808
                                                   -----------      ------------      -----------      -----------

NET ASSETS                                         $ 9,949,877      $128,424,332      $ 4,814,193      $77,665,917
                                                   ===========      ============      ===========      ===========
Shares of common stock outstanding ($.01 par value,
   1,000,000,000 shares authorized)                    857,478         5,144,793          551,269        3,691,339
                                                   ===========      ============      ===========      ===========
Net asset value, offering and redemption
   price per share                                 $     11.60      $      24.96      $      8.73      $     21.04
                                                   ===========      ============      ===========      ===========

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES

   Capital                    Domestic       Growth and                  High Yield        Money
   Growth        Growth     Growth Stock       Income     Balanced          Bond          Market
  Portfolio     Portfolio     Portfolio       Portfolio   Portfolio      Portfolio       Portfolio
$118,778,834   $7,475,919   $74,227,685    $52,777,032    $29,969,765     $7,011,878      $15,792,099
============   ==========   ===========    ===========    ===========     ==========      ===========


$169,235,940   $8,953,497   $89,353,044    $59,257,578    $30,560,501     $6,983,246      $15,792,002
   3,619,099      393,306     4,897,395      4,933,721      1,353,711        226,033           19,557
      55,843        5,133       155,276        133,251        160,278        148,634              833
     836,044       15,214                                     421,277
                                                               13,274
------------   ----------   -----------    -----------    -----------     ----------      -----------
 173,746,926    9,367,150    94,405,715     64,324,550     32,509,041      7,357,913       15,812,392


     131,894      288,732                      891,324        392,426         50,000
     143,601        5,589        61,393         40,488         19,774          2,573            7,023
      12,169        1,958         7,539          5,329          5,707          6,359            1,739

------------   ----------   -----------    -----------    -----------     ----------      -----------
     287,664      296,279        68,932        937,141        417,907         58,932            8,762

$173,459,262   $9,070,871   $94,336,783    $63,387,409    $32,091,134     $7,298,981      $15,803,630
============   ==========   ===========    ===========    ===========     ==========       ===========

$     65,496   $    7,759   $    45,582    $    32,731    $    24,930     $    7,027      $    15,084
 112,322,999    7,813,339    75,035,021     54,555,073     28,921,870      7,137,298       15,444,728
    (275,501)     (14,783)      382,928        286,868        334,051        181,588          344,860
  10,889,215     (213,022)    3,747,893      2,032,191      2,206,482          1,700             (945)
  50,457,106    1,477,578    15,125,359      6,480,546        590,736        (28,632)             (97)

         (53)                                                  13,065
------------   ----------   -----------    -----------    -----------     ----------      -----------
$173,459,262   $9,070,871   $94,336,783    $63,387,409    $32,091,134     $7,298,981      $15,803,630
============   ==========   ===========    ===========    ===========     ==========      ===========

   6,549,630      775,870     4,558,232      3,273,122      2,492,982        702,718        1,508,436
============   ==========   ===========    ===========    ===========     ==========      ===========

$      26.48   $    11.69   $     20.70    $     19.37    $     12.87     $    10.39      $     10.48
============   ==========   ===========    ===========    ===========     ==========      ===========

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS

  For the Six Months Ended June 30, 1998 (Unaudited)

                                                  World          Global
                                International     Growth          Hard        Emerging
                                   Equity         Stock          Assets        Growth
                                  Portfolio      Portfolio      Portfolio     Portfolio
  Investment Income
  Income:
   Interest                      $  7,816      $   247,971   $    18,054     $    61,734
   Dividends                      102,414        2,674,150        38,620          52,843
   Foreign taxes withheld         (13,475)        (274,615)       (1,134)         (1,373)
                                 --------      -----------   -----------     -----------
        Total investment income    96,755        2,647,506        55,540         113,204
                                 --------      -----------   -----------     -----------
  Expenses:
    Advisory fees (Note D)         37,214          476,996        19,884         274,074
    Custodian fees                 15,836           50,169         3,187          11,067
    Shareholder reports             1,326           23,022           963          12,346
    Professional fees                 605           10,490           439           5,625
    Insurance expenses                 97            1,675            70             901
    Directors fees                    148            2,573           108           1,380
    Security valuation              4,158            7,827         2,656           2,938
    Miscellaneous expenses            257            4,477           187           2,398
                                 --------      -----------   -----------     -----------
        Total expenses             59,641          577,229        27,494         310,729
                                 --------      -----------   -----------     -----------
        Net investment
          income (loss)            37,114        2,070,277        28,046        (197,525)
                                 --------      -----------   -----------     -----------
  Realized and Unrealized Gain (Loss)
    on investments and Foreign Currency

    Net realized gain (loss)
      on investments              (40,548)      10,007,449    (3,031,164)      2,163,325
    Net realized gain (loss)
      from foreign currency
      transactions                  5,684         (111,136)       (6,671)           (268)
    Net unrealized gain (loss)
      on investments              869,335       (2,218,201)    2,963,869      10,715,610
    Net unrealized gain (loss)
      on translation of assets
      and liabilities in
      foreign currency             29,029            1,973        (9,933)            808
                                 --------      -----------   -----------     -----------
          Net realized and
            unrealized gain (loss)
            on investments and
            foreign currency      863,500        7,680,085       (83,899)     12,879,475
                                 --------      -----------   -----------     -----------
    Net increase (decrease)
      in net assets resulting
      from operations            $900,614      $ 9,750,362   $   (55,853)    $12,681,950
                                 ========      ===========   ===========     ===========

                                              See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS

                            Domestic      Growth                      High
     Capital                 Growth        and                        Yield      Money
     Growth       Growth      Stock       Income      Balanced        Bond      Market
    Portfolio    Portfolio  Portfolio    Portfolio   Portfolio      Portfolio  Portfolio
 $    55,694  $    7,834  $  136,729   $   90,422    $ 340,159     $210,359     $387,908
     480,613      18,475     607,705      440,245      127,129        3,120
      (1,572)                              (5,900)        (287)        (143)
 -----------  ----------  ----------   ----------    ----------    --------     --------
     534,735      26,309     744,434      524,767      467,001      213,336      387,908
 -----------  ----------  ----------   ----------    ----------    --------     --------

     755,870      28,761     351,060      211,780      108,758       18,655       35,168
       3,141       7,994       1,692        5,605       11,317        4,756        2,074
      27,208       1,378      16,964       10,166        5,234          874        2,529
      12,398         628       7,730        4,632        2,385          398        1,152
       1,984         101       1,234          740          381           64          184
       3,041         154       1,896        1,136          585           98          283
         894       1,809         895        1,864        4,050        6,733        1,166
       5,287         267       3,300        1,976        1,018          170          492
 -----------  ----------  ----------   ----------    ---------     --------     --------
     809,823      41,092     384,771      237,899      133,728       31,748       43,048
 -----------  ----------  ----------   ----------    ---------     --------     --------

    (275,088)    (14,783)    359,663      286,868      333,273      181,588      344,860
 -----------  ----------  ----------   ----------    ---------     --------     --------




  10,889,215    (213,022)  3,747,892    2,206,271    2,250,864        1,700          (37)


        (266)

  22,364,432   1,477,578  (1,928,376)   4,166,596      (29,652)     (28,632)         (97)



         (15)                                           13,065
 -----------  ----------  ----------   ----------    ---------     --------     --------



  33,253,366   1,264,556   1,819,516    6,372,867    2,234,277      (26,932)        (134)
 -----------  ----------  ----------   ----------    ---------     --------     --------


 $32,978,278  $1,249,773  $2,179,179   $6,659,735   $2,567,550     $154,656     $344,726
 ===========  ==========  ==========   ==========   ==========     ========     ========

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                      International
                                         Equity           World Growth                  Global Hard
                                        Portfolio        Stock Portfolio               Assets Portfolio
                                      -------------   ---------------------        ---------------------
                                       Unaudited       Unaudited                    Unaudited
                                      Six Months      Six Months      Year         Six Months      Year
                                         Ended           Ended        Ended           Ended        Ended
                                         June            June       December          June       December
                                       30, 1998        30, 1998     31, 1997        30, 1998     31, 1997
Increase (decrease) in net assets:
From operations:
  Net investment income (loss)       $   37,114      $  2,070,277  $  2,607,194   $   28,046   $   42,371
  Net realized gain (loss) on
    security transactions               (40,548)       10,007,449    12,496,321   (3,031,164)     (81,714)
  Net realized gain (loss) from
    foreign currency transactions         5,684          (111,136)     (278,740)      (6,671)      (2,145)
  Net unrealized gain (loss)
    on investments                      869,335        (2,218,201)      184,832    2,963,869   (3,629,157)
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currencies    29,029             1,973        (5,060)      (9,933)       1,336
                                     ----------      ------------  ------------   ----------   ----------
  Net increase (decrease)
    in net assets resulting
    from operations                     900,614         9,750,362    15,004,547      (55,853)  (3,669,309)
Distributions to shareholders
  from net investment income                               (6,248)   (2,328,454)                  (40,226)
Distributions to shareholders in
  excess of net investment income                                      (174,949)                  (11,954)
Distributions to shareholders
  from capital gains                                   (1,073,078)  (12,496,321)
Distributions to shareholders in
  excess of capital gains                                              (930,784)                 (154,999)
Increase (decrease) in net assets
  derived from shareholder
  transactions (Note E)               9,049,253        14,185,793    14,497,830     (334,608)   1,526,715
                                     ----------      ------------  ------------   ----------   ----------
Net increase (decrease) in
  net assets                          9,949,867        22,856,829    13,571,869     (390,461)  (2,349,773)
Net Assets:
  Beginning of period                        10       105,567,503    91,995,634    5,204,654    7,554,427
                                     ----------      ------------  ------------   ----------   ----------
End of period                        $9,949,877      $128,424,332  $105,567,503   $4,814,193   $5,204,654
                                     ==========      ============  ============   ==========   ==========
Undistributed net investment
  income (loss)                      $   42,798      $  1,494,661  $   (458,232)  $    4,281   $  (17,094)
                                     ==========      ============  ============   ==========   ==========

                                              See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

       Emerging                        Capital               Growth
     Growth Portfolio              Growth Portfolio         Portfolio
 -----------------------     ---------------------------   ---------
  Unaudited                    Unaudited                    Unaudited
 Six Months        Year       Six Months          Year     Six Months
    Ended         Ended         Ended            Ended       Ended
    June         December        June           December      June
  30, 1998       31, 1997      30, 1998         31, 1997    30, 1998


 $  (197,525)  $  (233,573)  $   (275,088)  $     23,842   $  (14,783)

   2,163,325     3,356,014     10,889,215      4,529,357     (213,022)

        (268)          (50)          (266)        (3,868)

  10,715,610     3,520,953     22,364,432     21,641,474    1,477,578


         808                          (15)             9
 -----------   -----------   ------------   ------------   ----------


  12,681,950     6,643,344     32,978,278     26,190,814    1,249,773

                                                 (19,974)

                                                  (2,020)

    (212,694)   (2,816,095)      (349,140)    (4,529,357)

                                              (1,177,521)


   8,967,486    21,607,896     16,706,129     32,829,891    7,821,088
 -----------   -----------   ------------   ------------   ----------

  21,436,742    25,435,145     49,335,267     53,291,833    9,070,861

  56,229,175    30,794,030    124,123,995     70,832,162           10
 -----------   -----------   ------------   ------------   ----------
 $77,665,917   $56,229,175   $173,459,262   $124,123,995   $9,070,871
 ===========   ===========   ============   ============   ==========

 $  (197,793)  $         0   $   (275,501)  $       (147)  $  (14,783)
 ===========   ===========   ============   ============   ==========

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                                 Domestic                                  Growth
                                                  Growth                                 and Income
                                              Stock Portfolio                             Portfolio
                                       ----------------------------             ----------------------------
                                        Unaudited                                Unaudited
                                       Six Months            Year               Six Months           Year
                                          Ended              Ended                 Ended             Ended
                                          June             December                June            December
                                        30, 1998           31, 1997              30, 1998          31, 1997
Increase (decrease) in net assets:
From operations:
  Net investment income              $   359,663         $   377,561          $   286,868       $   346,535
  Net realized gain (loss) on
    security transactions              3,747,892           8,322,941            2,206,271         9,552,050
  Net realized gain (loss) from
    foreign currency transactions
  Net unrealized gain (loss)
    on investments                    (1,928,376)          7,988,122            4,166,596        (1,869,319)
  Net unrealized gain on
    translation of assets and
    liabilities in foreign currencies
                                     -----------         -----------          -----------       -----------
  Net increase
    in net assets resulting
    from operations                    2,179,179          16,688,624            6,659,735         8,029,266

Distributions to shareholders
  from net investment income                                (377,561)                              (346,535)

Distributions to shareholders in
  excess of net investment income

Distributions to shareholders
  from capital gains                    (977,613)         (7,681,445)                            (9,552,050)

Distributions to shareholders in
  excess of capital gains                                                                          (598,314)

Increase in net assets
  derived from shareholder
  transactions (Note E)               11,630,110          10,709,123           17,049,598        18,434,013
                                     -----------         -----------          -----------       -----------
 Net increase in
  net assets                          12,831,676          19,338,741           23,709,333        15,966,380

Net Assets:
  Beginning of period                 81,505,107          62,166,366           39,678,076        23,711,696
                                     -----------         -----------          -----------       -----------
  End of period                      $94,336,783         $81,505,107          $63,387,409       $39,678,076
                                     ===========         ===========          ===========       ===========
Undistributed net investment
  income                             $   382,928         $    23,265          $   286,868       $         0
                                     ===========         ===========          ===========       ===========

                                              See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

          Balanced                       High Yield                     Money Market
          Portfolio                    Bond Portfolio                     Portfolio
 ---------------------------           --------------            --------------------------
  Unaudited                               Unaudited               Unaudited
 Six Months           Year               Six Months              Six Months          Year
    Ended             Ended                 Ended                   Ended            Ended
    June            December                June                    June           December
  30, 1998          31, 1997              30, 1998                30, 1998         31, 1997



$   333,273       $   577,206          $   181,588             $   344,860       $   477,433

  2,250,864         3,064,434                1,700                     (37)              200



    (29,652)         (330,942)             (28,632)                    (97)            1,235


     13,065
-----------       -----------          -----------             -----------       -----------


  2,567,550         3,310,698              154,656                 344,726           478,868


                     (577,375)                                                      (477,433)





                   (3,064,434)


                     (527,439)



  6,886,007         5,239,697            7,144,315               6,023,450         1,537,762
-----------       -----------          -----------             -----------       -----------

  9,453,557         4,381,147            7,298,971               6,368,176         1,539,197


 22,637,577        18,256,430                   10               9,435,454         7,896,257
-----------       -----------          -----------             -----------       -----------
$32,091,134       $22,637,577          $ 7,298,981             $15,803,630       $ 9,435,454
===========       ===========          ===========             ===========       ===========

$   334,051       $       778          $   181,588             $   344,860       $         0
===========       ===========          ===========             ===========       ===========

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS


NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies issued by Jefferson Pilot Financial Insurance Company ("Jefferson Pilot Financial"). The Company is composed of eleven separate portfolios (the "Portfolios"): the International Equity Portfolio, the World Growth Stock Portfolio, the Global Hard Assets Portfolio, the Emerging Growth Portfolio, the Capital Growth Portfolio, the Growth Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and ask prices at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at June 30, 1998.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At June 30, 1998, the International Equity and Balanced Portfolios had the following open forward foreign currency contracts:

--------------------------------------------------------------------------------------
                                                              U.S. Dollar   Unrealized
                     Settlement    Contracts to               Value at    Appreciation
Sales Contracts         Date          Deliver     Proceeds     6/30/98   (Depreciation)
--------------------------------------------------------------------------------------
International Equity
Portfolio
Japanese Yen          6/30/98      21,816,994     $153,781    $157,200      $(3,419)
Japanese Yen          7/22/98      26,000,000      189,864     187,447        2,417
Japanese Yen          8/19/98      56,817,190      430,000     411,122       18,878
                                                                            -------
                                                                            $17,876
                                                                            =======
Balanced Portfolio

German Marks          7/30/98         775,626      436,745     430,282      $ 6,463
French Franes         7/31/98       2,547,698      428,301     421,490        6,811
                                                                            -------
                                                                            $13,274
                                                                            =======

--------------------------------------------------------------------------------------
                                                             U.S. Dollar
                     Settlement    Contracts to               Value at     Unrealized
Purchase Contracts      Date          Receive       Cost       6/30/98    Appreciation
--------------------------------------------------------------------------------------
International Equity
Portfolio
French Francs         6/30/98          14,396     $  2,369    $  2,381       $   12
Swiss Francs          6/30/98          14,703        9,641       9,693           52
Japanese Yen          8/19/98      34,212,000      240,000     247,554        7,554
                                                                             ------
                                                                             $7,618
                                                                             ======

Federal Income Taxes: The Company intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method. The aggregate cost of investments owned for Federal income tax purposes is the same as for financial reporting purposes.

As of June 30, 1998, gross unrealized gains and losses were as follows:

----------------------------------------------------------------------------------------
                                            Gross             Gross             Net
                                         Unrealized        Unrealized       Unrealized
                                            Gains            Losses         Gain (Loss)
----------------------------------------------------------------------------------------
International Equity Portfolio           $ 1,206,711      $   337,376       $   869,335
World Growth Stock Portfolio              30,797,862       13,457,289        17,340,573
Global Hard Assets Portfolio                  76,791          472,129          (395,338)
Emerging Growth Portfolio                 19,980,840        1,977,315        18,003,525
Capital Growth Portfolio                  53,008,137        2,551,031        50,457,106
Growth Portfolio                           1,502,871           25,293         1,477,578
Domestic Growth Stock Portfolio           19,990,726        4,865,367        15,125,359
Growth and Income Portfolio                7,805,560        1,325,014         6,480,546
Balanced Portfolio                         1,368,054          777,318           590,736
High Yield Portfolio                          61,343           89,975           (28,632)
Money Market Portfolio                             1               98               (97)
----------------------------------------------------------------------------------------

As of June 30, 1998, the International Equity, Emerging Growth and Balanced Portfolios had foreign currency gains of $29,029, $808 and $13,065, respectively. The World Growth Stock, Global Hard Assets and Capital Growth Portfolios had foreign currency losses of $4,869, $9,933 and $53, respectively.

At December 31, 1997, the Money Market Portfolio had $792 of accumulated realized capital losses, for Federal Income tax purposes, of which $401 expires in 2002, and $391 expires in 2004. These losses are available to be used to offset future realized capital gains.

In addition, during the period from November 1, 1997 through December 31, 1997, the World Growth Stock Portfolio incurred foreign currency losses of $28,586, the Money Market Portfolio incurred capital losses of $117, the Growth and Income Portfolio incurred capital losses of $164,371, and the Emerging Growth Portfolio incurred capital losses of $285,435 that are treated for Federal Income tax purposes as if they occurred on January 1, 1998. Accordingly, during 1997 these Portfolios made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

Purchases and sales of investment securities for the period ended June 30, 1998, other than short-term obligations, were as follows:

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                            Cost of              Proceeds
                                          Securities               From
                                           Purchased          Securities Sold
--------------------------------------------------------------------------------
International Equity Portfolio            $12,895,714           $ 3,982,561
World Growth Stock Portfolio               24,327,581            24,643,770
Global Hard Assets Portfolio                4,256,992             5,250,408
Emerging Growth Portfolio                  26,508,289            19,974,954
Capital Growth Portfolio                   48,909,470            39,836,986
Growth Portfolio                           17,208,286             9,519,346
Domestic Growth Stock Portfolio            13,626,199            12,698,644
Growth and Income Portfolio                23,354,169            15,805,278
Balanced Portfolio                         41,284,811            38,416,822
High Yield Portfolio                        9,705,832             2,713,408
Money Market Portfolio                              0                     0
--------------------------------------------------------------------------------

NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Templeton Global Advisors Limited to provide investment advisory services for the World Growth Stock Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Global Hard Assets Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth Portfolio; Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Pioneering Management Corporation to provide investment advisory services for the Domestic Growth Stock Portfolio; Warburg, Pincus Asset Management, Inc. to provide investment advisory services for the Growth and Income Portfolio; J.P. Morgan Investment Management, Inc. to provide investment advisory services for the Balanced Portfolio, and Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth, High Yield Bond and Money Market Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

--------------------------------------------------------------------------------
                                      First $200     Next $1.1      Over $1.3
                                        Million       Billion        Billion
--------------------------------------------------------------------------------
International Equity Portfolio           1.00%        1.00%           1.00%
World Growth Stock Portfolio              .75%         .70%            .65%
Global Hard Assets Portfolio              .75%         .70%            .65%
Emerging Growth Portfolio                 .80%         .75%            .70%
Capital Growth Portfolio                 1.00%         .95%            .90%
Growth Portfolio                          .75%         .75%            .75%
Domestic Growth Stock Portfolio           .75%         .70%            .65%
Growth and Income Portfolio               .75%         .70%            .65%
Balanced Portfolio                        .75%         .70%            .65%
High Yield Bond Portfolio                 .75%         .75%            .75%
Money Market Portfolio                    .50%         .45%            .40%
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

NOTE E--SHAREHOLDERS' TRANSACTIONS
Following is a summary of transactions with shareholders for each Portfolio.

International Equity Portfolio

                                 For the Six Months Ended
                                       June 30, 1998
                                 ------------------------
                                  Shares        Dollars
                                  ------        -------
Shares issued                    869,009        $9,177,064
Shares issued as reinvestment
  of dividends                         -                 -
Shares redeemed                  (11,532)         (127,811)
                                 -------          --------
    Net increase                 857,477        $9,049,253
                                 =======        ==========

World Growth Stock Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                       200,586         $ 4,946,284           506,207        $13,074,639
Shares issued as reinvestment
  of dividends                      638,687          14,983,192           391,173          9,133,398
Shares redeemed                    (228,716)         (5,743,683)         (310,198)        (7,710,207)
                                   --------          ----------          --------         ----------
    Net increase                    610,557         $14,185,793           587,182        $14,497,830
                                   ========          ==========          ========         ==========

Global Hard Assets Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                        89,883         $   828,068           364,373        $ 4,043,620
Shares issued as reinvestment
  of dividends                        5,873              52,180            22,106            351,147
Shares redeemed                    (128,252)         (1,214,856)         (257,709)        (2,868,052)
                                   --------          ----------          --------         ----------
    Net increase (decrease)         (32,496)        $  (334,608)          128,770        $ 1,526,715
                                   ========          ==========          ========         ==========

Emerging Growth Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                       556,799         $10,875,033         1,772,417        $30,948,672
Shares issued as reinvestment
  of dividends                      170,978           3,023,470            61,482            935,922
Shares redeemed                    (255,033)         (4,931,017)         (637,221)       (10,276,698)
                                   --------          ----------          --------         ----------
    Net increase                    472,744         $ 8,967,486         1,196,678        $21,607,896
                                   ========          ==========         =========         ==========

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

Capital Growth Stock Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                       685,364         $16,861,410         1,194,054        $24,087,593
Shares issued as reinvestment
  of dividends                      211,952           4,549,478           787,041         13,563,036
Shares redeemed                    (194,630)         (4,704,759)         (237,318)        (4,820,738)
                                   --------          ----------          --------         ----------
    Net increase                    702,686         $16,706,129         1,743,777        $32,829,891
                                   ========          ==========          ========         ==========

Growth Portfolio

                                 For the Six Months Ended
                                       June 30, 1998
                                 ------------------------
                                  Shares        Dollars
                                  ------        -------
Shares issued                    784,268        $7,912,423
Shares issued as reinvestment
  of dividends                         -                 -
Shares redeemed                   (8,399)          (91,335)
                                 -------        ----------
    Net increase                 775,869        $7,821,088
                                 =======        ==========

Domestic Growth Stock Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                       420,866         $ 8,678,150           490,812        $ 9,906,195
Shares issued as reinvestment
  of dividends                      422,227           8,677,237           440,314          7,989,396
Shares redeemed                    (274,232)         (5,725,277)         (360,301)        (7,186,468)
                                   --------          ----------          --------         ----------
    Net increase                    568,861         $11,630,110           570,825        $10,709,123
                                   ========          ==========          ========         ==========

Growth and Income Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                       807,537         $15,034,469         1,041,889        $21,005,816
Shares issued as reinvestment
  of dividends                      588,835          10,072,665            91,528          1,547,670
Shares redeemed                    (442,780)         (8,057,536)         (216,351)        (4,119,473)
                                   --------          ----------          --------         ----------
    Net increase                    953,592         $17,049,598           917,066        $18,434,013
                                   ========          ==========          ========         ==========

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

Balanced Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                       329,258         $ 4,151,368           388,780        $ 5,063,053
Shares issued as reinvestment
  of dividends                      301,238           3,539,231           176,844          2,106,291
Shares redeemed                     (64,289)           (804,592)         (152,011)        (1,929,647)
                                   --------          ----------          --------         ----------
    Net increase                    566,207         $ 6,886,007           413,613        $ 5,239,697
                                   ========          ==========          ========         ==========

High Yield Bond Portfolio

                                    For the Six Months Ended
                                          June 30, 1998
                                    ------------------------
                                     Shares          Dollars
                                     ------          -------
Shares issued                       855,978          $8,724,147
Shares issued as reinvestment
  of dividends                            -                   -
Shares redeemed                    (153,261)         (1,579,832)
                                   --------          ----------
    Net increase                    702,717          $7,144,315
                                   ========          ==========

Money Market Portfolio

                                   For the Six Months Ended                      Year Ended
                                        June 30, 1998                         December 31, 1997
                                   -----------------------------------------------------------------
                                    Shares            Dollars             Shares           Dollars
                                    ------            -------             ------           -------
Shares issued                     2,130,469         $22,041,940         1,949,895        $20,442,569
Shares issued as reinvestment
  of dividends                       46,686             477,433            37,860            387,924
Shares redeemed                  (1,591,369)        (16,495,923)       (1,835,753)       (19,292,731)
                                   --------          ----------          --------         ----------
    Net increase                    585,786         $ 6,023,450           152,002        $ 1,537,762
                                   ========          ==========          ========         ==========

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

NOTE F--RESTRICTED SECURITIES

The Portfolios may not invest more than 5% of each portfolio's assets in securities subject to legal or contractual restrictions on resale. At June 30, 1998, the World Growth Stock Portfolio and the Global Hard Assets Portfolio owned the following restricted securities which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Portfolios do not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors.

-------------------------------------------------------------------------------
  Restricted                             Date of                         Market
  Security                             Acquisition            Cost        Value
-------------------------------------------------------------------------------
  World Growth Stock Portfolio
     Vickers, PLC                     March 30, 1998        $674,089    $640,013

  Global Hard Assets Portfoloi
     Rift Resources, Ltd., Warrants   July 19, 1996                0           0

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                      [This page intentionally left blank]

[back cover]

This material has been prepared for policyowners of Ensemble(R)II variable universal life insurance and Allegiance variable annuity. If used for prospecting purposes, it must be preceded or accompanied by a current prospectus. Always read these materials carefully before investing or sending money. Policy may involve limitations or exclusions. For costs and complete details of coverage, contact your representative.

Distributor:
Jefferson Pilot Variable Corporation
One Granite Place
Concord, New Hampshire 03301


Form 3-5653  Ed. 6/98